UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 29, 2019

Presidio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38028	47-2398593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, Suite 2832, New York, NY 10119

(Address of Principal Executive Offices)

(212) 652-5700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PSDO	NASDAQ Global Select Market

Securities registered pursuant to section 12(g) of the Act: None

EXPLANATORY NOTE

As previously disclosed, on August 14, 2019, Presidio, Inc., a Delaware corporation (the “Company” or “Presidio”), entered into that certain Agreement and Plan of Merger, dated as of August 14, 2019, as amended on September 25, 2019 (as it may be further amended, modified or supplemented from time to time, the “Merger Agreement”) with BCEC – Port Holdings (Delaware), LP, a Delaware limited partnership (“Parent”) and Port Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and an indirect, wholly owned subsidiary of Parent (the “Merger”).

On October 7, 2019, the Company filed its Definitive Proxy Statement on Schedule 14A (the “Definitive Proxy Statement”) to obtain shareholder approval for the transactions contemplated by the Merger Agreement.

The Presidio Board of Directors (the “Presidio Board”) continues to unanimously recommend that you vote (i) FOR the adoption of the Merger Agreement, (ii) FOR the non-binding advisory proposal to approve certain compensation that may be paid or become payable to the Company’s named executives in connection with the Merger, and (iii) FOR the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the Merger Agreement or in the absence of a quorum.

Item 8.01.	Other Events.

On September 10, 2019, the Company filed its Preliminary Proxy Statement on Schedule 14A (the “Preliminary Proxy Statement”). On September 26, 2019, a putative class action lawsuit was filed in the United States District Court for the District of Delaware against Presidio and the individual members of the Presidio Board alleging that the defendants violated federal securities laws by making allegedly false and misleading statements and failing to disclose certain information in the Preliminary Proxy Statement. On September 30, 2019, and October 4, 2019, two purported class actions were filed in the United States District Court for the Southern District of New York making similar allegations. On October 7, 2019, the Company filed the Definitive Proxy Statement. On October 10, 2019, and October 17, 2019, two purported class actions were filed in the United States District Court for the Northern District of California and the United States District Court for the Eastern District of New York, respectively, against Presidio and the individual members of the Presidio Board alleging violations of the federal securities laws based on allegedly false and misleading statements and failing to disclose certain information in the Definitive Proxy Statement. These actions sought, among other relief, to enjoin the Merger (or, in the alternative, an award of rescissory damages in the event the Merger is completed), and an award of costs and attorneys’ fees.

On October 21, 2019, another putative class action complaint was filed in the Court of Chancery of the State of Delaware against Presidio, its directors, Parent and Merger Sub under the caption Firefighters Pension System of City of Kansas City, Missouri Trust v. Presidio, Inc. et al, C.A. No. 2019-0839-JTL. The complaint alleges breaches of fiduciary duty by the directors in connection with the negotiation of the Merger and the disclosure made in the Definitive Proxy Statement and aiding and abetting of those alleged breaches by Parent and Merger Sub. The action seeks, among other relief, an injunction against the Merger and the stockholder vote, and other damages. On October 23, 2019, the Court of Chancery scheduled a preliminary injunction hearing for November 5, 2019.

The defendants believe that the actions are without merit, and that no further disclosure is required under applicable law. Nonetheless, to seek to avoid the risk of the litigation delaying or adversely affecting the Merger, the Company has agreed to make the below supplemental disclosures (the “Amended and Supplemental Disclosures”) related to the Merger, as further set forth herein. The Amended and Supplemental Disclosures contained below should be read in conjunction with the Definitive Proxy Statement, which is available on the Internet site maintained by the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, along with periodic reports and other information the Company files with the SEC. The Company and the other named defendants have denied, and continue to deny, that they have committed or assisted others in committing any violations of law or breaches of duty to Presidio stockholders, and expressly maintain that, to the extent applicable, they complied with their fiduciary and other legal duties and are providing the Amended and Supplemental

Disclosures below solely to try to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the Merger that might arise from further litigation. Nothing in the Amended and Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the Amended and Supplemental Disclosures set forth herein. To the extent that the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All page references are to pages in the Definitive Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT RELATED TO SHAREHOLDER ACTIONS

The “Summary” section of the Definitive Proxy Statement is hereby amended by:

Amending and restating the sixth paragraph on page 3 as follows.

AP VIII Aegis Holdings, L.P. (“Aegis”), an affiliate of investment funds managed by affiliates of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”), which owns 35,125,000 shares of Common Stock representing approximately 42% of the outstanding shares of Common Stock as of September 27, 2019, has entered into a voting agreement with Parent, dated as of August 14, 2019 (the “Voting Agreement”). Pursuant to the Voting Agreement, Aegis has agreed, among other things, to vote its shares of Common Stock in favor of the Merger Proposal, and against any competing transaction, so long as, among other things, the Presidio Board has not made a Change Of Recommendation (as described in the section of this proxy statement entitled “The Merger Agreement — Company Takeover Proposal; Non-Solicitation — Change in the Presidio Board Recommendation”). For more information, see the section of this proxy statement entitled “Agreements with Respect to Common Stock — The Voting Agreement.” Pursuant to that certain Stockholders Agreement by and between the Company and Aegis (the “Stockholders Agreement”), Aegis has the right to nominate up to five directors to the Presidio Board, so long as Aegis collectively beneficially owns at least 50% of the outstanding Common Stock. Currently, five of the nine members of the Presidio Board are Aegis representatives: Heather Berger, Christopher L. Edson, Salim Hirji, Matthew H. Nord and Michael Reiss. In accordance with the Stockholders Agreement, if the Merger is not consummated, Aegis would only be entitled to nominate up to four members of the Presidio Board at the next annual meeting of the Company’s stockholders, provided Aegis collectively beneficially owns at least 30% of the outstanding Common Stock but less than 50% of the outstanding Common Stock.

The “The Merger” section of the Definitive Proxy Statement under the heading “Background of the Merger” is hereby amended by:

Amending and restating the last sentence of the last paragraph beginning on page 28 as follows.

LionTree then left the meeting, and the Presidio Board discussed certain conflict disclosures provided to the Presidio Board by LionTree, and approved finalizing engagement terms with LionTree on the basis of the disclosures that had been provided as well as precedent fee information for comparable transactions the Board received prior to the meeting.

Adding the additional sentence below to the end of the last paragraph on page 30.

None of the Acceptable Confidentiality Agreements with the five prospective buyers contained a standstill provision.

Adding the additional sentence below to the end of the first paragraph on page 31.

The Company subsequently sent return or destroy notices to the interested parties (other than Party A) who declined to submit Company Takeover Proposals.

Amending and restating the third paragraph on page 31 as follows.

Later on September 23, 2019, the Presidio Board met telephonically, with LionTree and Wachtell Lipton present, to consider the Party A Proposal. In comparing the Party A Proposal and the transactions contemplated by the Original Agreement, the Presidio Board considered that Party A had not yet secured committed debt financing (but expected to secure committed financing from a lender group which included a number of Party A’s customary financing sources) and that the Party A Proposal required the Company to pay the applicable Company Termination Fee without any reimbursement from Party A. The Presidio Board also considered that the Party A Proposal contemplated a CFIUS filing and related closing condition, which the Company’s CFIUS counsel determined likely was not required. The Party A Proposal was also conditioned on Presidio maintaining Party A’s anonymity. Wachtell Lipton discussed with the Presidio Board their fiduciary duties in the context of the go-shop process. Following discussion, and after consultation with LionTree and Wachtell Lipton, the Presidio Board determined that the Party A Proposal would be reasonably expected to lead to a Company Superior Proposal such that Party A and its portfolio company both qualified as Excluded Parties under the Original Agreement.

Amending and restating the fifth paragraph on page 31 as follows.

Also on September 24 2019, as required by the Original Agreement, the Company delivered written notice to Parent of the Presidio Board’s determination that Party A and its portfolio company qualified as Excluded Parties. A representative of LionTree also had a conversation with a representative of BC Partners concerning the Party A Proposal, in which the representative of LionTree confirmed that Party A’s Proposal offered a substantial economic improvement over the Merger Consideration, but neither the Company nor its advisors informed Parent or BC Partners of the proposed consideration payable to the Company’s stockholders under the Party A Proposal.

Amending and restating the sixth paragraph on page 31 as follows.

Later on September 24, 2019, BC Partners submitted a proposal to amend the Original Agreement to increase the merger consideration to $16.60 per share in cash, without interest and to increase the Company Termination Fee to $41,000,000, which fee would be payable by the Company if it entered into an acquisition agreement providing for a Company Superior Proposal with any person, whether or not an Excluded Party (as compared to a Company Termination Fee of $18,000,000 payable by the Company should the Company terminate the Merger Agreement to enter into an acquisition agreement with an Excluded Party (including Party A) before October 4, 2019). BC Partners indicated that this proposal would expire at 7:00 p.m. the following day. Kirkland subsequently sent a draft of the proposed amendment to Wachtell Lipton along with a draft of an amendment to the Equity Commitment Letter increasing the equity commitment amount of the parties thereto.

Amending and restating the last sentence of the first full paragraph on page 32 as follows.

Party A stated that it had ongoing discussions with its financing sources, specifically with respect to indebtedness outstanding under the Company’s existing facilities with Wells Fargo Bank, N.A. and PNC Bank, National Association. Party A additionally stated that it planned to submit a definitive debt commitment letter with its final proposal, but did not provide any more definitive assurances regarding its ability to secure committed debt financing or a willingness to eliminate CFIUS as a closing condition.

Adding the paragraphs below following the third full paragraph on page 32.

After the meeting of the Presidio Board on September 25, 2019, LionTree contacted Party A to update them on the results of the meeting. LionTree relayed to Party A that the price included in the amended Merger Agreement was higher than Party A’s September 23 proposal, but lower than Party A’s September 25 indicative price. LionTree also confirmed the higher break fee of $40 million in the amended Merger Agreement would now apply to Excluded Parties (including Party A), and told Party A that they continued to qualify as an Excluded Party under the Merger Agreement and that the Company was permitted to and prepared to continue discussions with Party A to assist Party A in submitting an improved and definitive offer. Party A expressed disappointment, but planned to regroup the following day and determine whether it wished to continue discussions with the Company.

On September 26, Wachtell Lipton contacted Party A’s legal advisor and stated that the Company and its advisors continued to be permitted under the Merger Agreement to carry on discussions regarding an improved offer by Party A for the Company, and that the Company and its advisors were prepared to do so. Party A’s legal advisors acknowledged that discussions between Party A and the Company could continue, but stated that Party A had not decided whether it wished to continue such discussions. Party A and its advisors did not engage with the Company and its advisors over the ensuing days. On October 2, Wachtell Lipton contacted Party A’s legal advisor and Party A’s legal advisor told Wachtell Lipton that it did not expect Party A to further pursue a bid for the Company and said that the Company could send Party A a return or destroy notice under Party A’s NDA with the Company. On October 7, Party A confirmed to LionTree that it did not expect to further pursue a bid for the Company and said that the Company could send Party A a return or destroy notice. On October 8, the Company sent Party A a return or destroy notice, and on October 14 Party A acknowledged receipt of the notice and confirmed it was complying with the same.

The “The Merger” section of the Definitive Proxy Statement under the heading “Reasons for the Merger; Recommendation of the Presidio Board” is hereby amended by:

Amending and restating the penultimate paragraph on page 34 as follows.

The Presidio Board’s view that the terms of the Merger Agreement would be unlikely to deter interested third parties from making a Company Superior Proposal, including the Merger Agreement’s terms and conditions as they relate to a 40-day go-shop period, the fact that Party A continues to be an Excluded Party under the Merger Agreement, changes in the recommendation of the Board of Directors and the payment by the Company of $40 million in connection with the termination of the Merger Agreement under certain circumstances (see the sections of this proxy statement entitled “The Merger Agreement – Company Takeover Proposal; Non-Solicitation”); and

The “The Merger” section of the Definitive Proxy Statement under the heading “Opinion of Presidio’s Financial Advisor” is hereby amended by:

Amending and restating the last two sentences of the second paragraph on page 42 as follows.

The DCF analysis indicated a terminal value range of $2,184mm to $2,808mm and an implied per share equity value reference range of $14.99 to $21.30 for the Common Stock. LionTree compared the foregoing implied value range to the Merger Consideration of $16.00 to be paid pursuant to the Original Agreement.

Amending and restating the second full paragraph on page 43 as follows.

In the two years prior to the date of its opinion, LionTree and its affiliates provided investment banking services relating to an equity offering to Presidio, for which LionTree and its affiliates received compensation of approximately $68,000. In the two years prior to the date of its opinion, LionTree and its affiliates provided investment banking services to Apollo (Aegis, an affiliate of investment funds managed by affiliates of Apollo, is a significant shareholder of Presidio), BC Partners, the advisor to the manager of the investment funds that ultimately control Parent, and entities which LionTree understands to be affiliates or portfolio companies of Apollo and BC Partners respectively (such entities, “Related Parties”) including (i) in respect of Apollo and its Related Parties, CareerBuilder on its sale of Emsi to Strada Education Network, West Corp on its acquisition of Nasdaq’s PR solutions and digital media services business, an affiliate of Apollo on its acquisition of West Corp and ADT’s IPO and Apollo and certain of its affiliates in connection with their acquisitions of Shutterfly and a majority interest in Cox Media Group’s broadcast television stations and (ii) in respect of BC Partners and its Related Parties, an affiliate of BC Partners on the acquisition of the majority ownership of United Group B.V. In the two years prior to the date of its opinion, LionTree received approximately $15 million in compensation for investment banking services and approximately $750,000 in compensation for capital market services provided to Apollo and its Related Parties, including for the investment banking services for the Shutterfly transaction, and approximately €3.75 million in compensation for investment banking services provided to BC Partners and its Related Parties. From the date of its opinion to the date of entry into the amendment to the Original Agreement, LionTree and its affiliates received $5 million in compensation for investment banking services provided to Apollo and its Related Parties for investment banking services for the Shutterfly transaction (which fees are in addition to the $15 million referenced above), related to contingent consideration payable to LionTree at closing of that Transaction. From the date of its opinion to the date of entry into the amendment to the Original Agreement, LionTree and its affiliates did not receive any fees from Presidio, BC Partners and their respective Related Parties. LionTree has not yet received any compensation for its investment banking services with respect to Apollo and its Related Parties’ acquisition of a majority interest in Cox Media Group’s broadcast television stations. Following the date of its opinion, LionTree and its affiliates may have provided, and may seek in the future to provide, investment banking services and capital markets services to Presidio, Apollo, BC Partners and their respective Related Parties, and LionTree expects to receive customary fees for the rendering of these services. In the past LionTree and its affiliates have invested in, and from time to time do invest in, and alongside with, Apollo and BC Partners and their respective Related Parties. In the ordinary course of business, certain of LionTree’s employees and affiliates may hold or trade, for their own accounts and the accounts of their investors, securities of Presidio, Apollo, and Related Parties of each of Apollo and BC Partners and, accordingly, may at any time hold a long or short position in such securities.

The “The Merger” section of the Definitive Proxy Statement under the heading “Certain Presidio Unaudited Prospective Financial Information” is hereby amended by:

Amending and restating footnote 4 to the table on page 45 as follows.

(4) Calculated by LionTree for purposes of its discounted cash flow analysis of Presidio using the financial projections provided by Presidio’s management described above as (i) Total Adjusted EBITDA, less (ii) stock based compensation and adjusted for changes in net working capital and certain other items (together $4 million, $4 million, $7 million, $7 million, $6 million and $6 million in 2019, 2020, 2021, 2022, 2023 and 2024 respectively), less (iii) taxes (applying a 27.5% tax rate assumption, as provided by Presidio, to EBITDA less applicable Depreciation and Amortization), less (iv) capital expenditures and cloud related cash pre-payments (together $49 million, $40 million, $27 million, $17 million, $18 million and $19 million in 2019, 2020, 2021, 2022, 2023 and 2024, respectively), less (v) M&A earnouts and stay bonuses (together $6 million and $18 million in 2019 and 2020, respectively, with no further spend projected after 2020), in each case as provided by Presidio’s management.

The “The Merger” section of the Definitive Proxy Statement under the heading “Interest of the Company’s Directors and Executive Officers in the Merger” is hereby amended by:

Amending and restating the sixth paragraph on page 51 as follows.

Management Incentive Equity Plan. In addition, pursuant to the CEO Rollover Agreement, Parent agreed to establish a management incentive equity plan (the “MIEP”) pursuant to which Parent will grant profits interests to select members of the Company’s management team. The aggregate pool of profits interests will represent a specified percentage of the “net gain” (as defined in the CEO Rollover Agreement) accreted following the Effective Time if minimum performance thresholds are achieved and an increased percentage of net gain if maximum performance thresholds are achieved. Profits interests granted under the MIEP will vest annually beginning on the first anniversary of the grant date, subject to continued service, with all outstanding profits interests vesting on a subsequent change in control of the Company. Unvested profits interests will terminate upon any termination of employment and vested profits interests will be subject to customary call rights upon certain terminations of employment. As of the date hereof, none of the Company’s executive officers have been granted any awards under the MIEP.

Adding the paragraph below following the sixth paragraph on page 51.

Long-Term Incentive Award Program. In addition, pursuant to the CEO Rollover Agreement, Parent agreed to establish a long-term incentive award program pursuant to which employees will receive cash awards, some of which will vest at the Effective Time, an additional percentage of which will vest on the eighteen-month anniversary of the Effective Time and the balance of which will vest on the thirty-six month anniversary of the Effective Time, respectively, subject, in each case, to continued employment through the applicable vesting date. Bonus recipients and amounts will be determined by Mr. Cagnazzi or his successor, and will be subject to the approval of the general partner of Parent. The aggregate amount of all such long-term incentive award payments will be discussed by Mr. Cagnazzi or his successor and BC Partners Advisors Holdings Ltd. As of the date hereof, none of the Company’s executive officers have been granted any long-term incentive awards pursuant to this program.

The foregoing arrangements are set forth in a term sheet attached to Mr. Cagnazzi’s rollover agreement, are non-binding and intended solely as a summary of the terms that are currently proposed by the parties. A binding agreement will not occur unless and until all necessary corporate approvals have been obtained, and negotiated, approved, executed and delivered the appropriate definitive agreements.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or

“potential.” Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, Presidio’s plans, objectives, expectations, and the anticipated timing of closing the acquisition. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, obtaining the requisite approval of the stockholders of Presidio; risks related to the debt financing arrangements; disruption from the transaction making it more difficult to maintain business and operational relationships; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; competitive developments; and other risks and uncertainties discussed in Presidio’s filings with the SEC, including the “Risk Factors” and “Cautionary Statements Concerning Forward-Looking Statements” sections of Presidio’s most recent annual report on Form 10-K and subsequently filed Form 10-Qs. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction between the Company and BC Partners, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive Proxy Statement of the Company (the “Proxy Statement”) with the SEC on October 7, 2019. The Company also mailed to its shareholders the Proxy Statement in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, BC Partners, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents (when available) filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC by the Company in the Investor Relations section of the Company’s website at http://investors.presidio.com or by contacting the Company’s Investor Relations at investors@presidio.com or by calling 866-232-3762.

Participants in the Solicitation

Presidio and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement described above filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on October 2, 2018, or its Annual Report on Form 10-K for the year ended June 30, 2019, which was filed with the SEC on August 29, 2019. These documents are available free of charge as described above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Complaint filed by Jordan Rosenblatt on September 26, 2019 in the United States District Court for the District of Delaware.

99.2	Complaint filed by Mitsuko K Lin on September 30, 2019 in the United States District Court for the Southern District of New York.

99.3	Complaint filed by Walter Rice on October 4, 2019 in the United States District Court for the Southern District of New York.

99.4	Complaint filed by Stephen Bushansky on October 10, 2019 in the United States District Court for the Northern District of California.

99.5	Complaint filed by Eric Weintraub on October 17, 2019 in the United States District Court for the Eastern District of New York.

99.6	Complaint filed by Firefighters’ Pension System of the City of Kansas City, Missouri Trust on October 24, 2019 in the Court of Chancery of the State of Delaware.

104	Cover Page Interactive File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Presidio, Inc.

Dated: October 29, 2019	By:	/s/ Elliot Brecher
	Name:	Elliot Brecher
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit 99.1

UNITED STATES DISTRICT COURT

DISTRICT OF DELAWARE

JORDAN ROSENBLATT, Individually and	)
On Behalf of All Others Similarly Situated,	)
)
Plaintiff,	)	Case No.
)
v.	)	JURY TRIAL DEMANDED
)
PRESIDIO, INC., BOB CAGNAZZI,	)	CLASS ACTION
HEATHER BERGER, CHRISTOPHER L.	)
EDSON, SALIM HIRJI, STEVEN LERNER,	)
MATTHEW H. NORD, PANKAJ PATEL,	)
MICHAEL REISS, and TODD H. SIEGEL,	)
)
Defendants.	)

COMPLAINT FOR VIOLATION OF THE SECURITIES EXCHANGE ACT OF 1934

Plaintiff, by his undersigned attorneys, for this complaint against defendants, alleges upon personal knowledge with respect to himself, and upon information and belief based upon, inter alia, the investigation of counsel as to all other allegations herein, as follows:

NATURE OF THE ACTION

1. This action stems from a proposed transaction announced on August 14, 2019 (the “Proposed Transaction”), pursuant to which Presidio, Inc. (“Presidio” or the “Company”) will be acquired by BCEC – Port Holdings (Delaware) LP (“Parent”) and Port Merger Sub, Inc. (“Merger Sub,” and together with Parent, “BCEC”). Parent and Merger Sub are affiliates of funds advised by BC Partners Advisors L.P.

2. On August 14, 2019, Presidio’s Board of Directors (the “Board” or “Individual Defendants”) caused the Company to enter into an agreement and plan of merger with BCEC, which was amended on September 25, 2019 (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Presidio’s stockholders will receive $16.60 in cash for each share of Presidio common stock they own.

3. On September 10, 2019, defendants filed a proxy statement (the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”) in connection with the Proposed Transaction.

4. The Proxy Statement omits material information with respect to the Proposed Transaction, which renders the Proxy Statement false and misleading. Accordingly, plaintiff alleges herein that defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “1934 Act”) in connection with the Proxy Statement.

JURISDICTION AND VENUE

5. This Court has jurisdiction over the claims asserted herein pursuant to Section 27 of the 1934 Act because the claims asserted herein arise under Sections 14(a) and 20(a) of the 1934 Act and Rule 14a-9.

6. This Court has jurisdiction over defendants because each defendant is either a corporation that conducts business in and maintains operations within this District, or is an individual with sufficient minimum contacts with this District so as to make the exercise of jurisdiction by this Court permissible under traditional notions of fair play and substantial justice.

7. Venue is proper under 28 U.S.C. § 1391(b) because a substantial portion of the transactions and wrongs complained of herein occurred in this District.

PARTIES

8. Plaintiff is, and has been continuously throughout all times relevant hereto, the owner of Presidio common stock.

9. Defendant Presidio is a Delaware corporation and maintains its principal executive offices at One Penn Plaza, Suite 2832, New York, New York 10119. Presidio’s common stock is traded on the NASDAQ Global Select Market under the ticker symbol “PSDO.”

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10. Defendant Bob Cagnazzi is Chief Executive Officer and Chairman of the Board of the Company.

11. Defendant Heather Berger is a director of the Company.

12. Defendant Christopher L. Edson is a director of the Company.

13. Defendant Salim Hirji is a director of the Company.

14. Defendant Steven Lerner is a director of the Company.

15. Defendant Matthew H. Nord is a director of the Company.

16. Defendant Pankaj Patel is a director of the Company.

17. Defendant Michael Reiss is a director of the Company.

18. Defendant Todd H. Siegel is a director of the Company.

19. The defendants identified in paragraphs 10 through 18 are collectively referred to herein as the “Individual Defendants.”

CLASS ACTION ALLEGATIONS

20. Plaintiff brings this action as a class action on behalf of himself and the other public stockholders of Presidio (the “Class”). Excluded from the Class are defendants herein and any person, firm, trust, corporation, or other entity related to or affiliated with any defendant.

21. This action is properly maintainable as a class action.

22. The Class is so numerous that joinder of all members is impracticable. As of August 10, 2019, there were approximately 83,106,099 shares of Presidio common stock outstanding, held by hundreds, if not thousands, of individuals and entities scattered throughout the country.

23. Questions of law and fact are common to the Class, including, among others, whether defendants will irreparably harm plaintiff and the other members of the Class if defendants’ conduct complained of herein continues.

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24. Plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature. Plaintiff’s claims are typical of the claims of the other members of the Class and plaintiff has the same interests as the other members of the Class. Accordingly, plaintiff is an adequate representative of the Class and will fairly and adequately protect the interests of the Class.

25. The prosecution of separate actions by individual members of the Class would create the risk of inconsistent or varying adjudications that would establish incompatible standards of conduct for defendants, or adjudications that would, as a practical matter, be dispositive of the interests of individual members of the Class who are not parties to the adjudications or would substantially impair or impede those non-party Class members’ ability to protect their interests.

26. Defendants have acted, or refused to act, on grounds generally applicable to the Class as a whole, and are causing injury to the entire Class. Therefore, final injunctive relief on behalf of the Class is appropriate.

SUBSTANTIVE ALLEGATIONS

Background of the Company and the Proposed Transaction

27. Presidio is a leading North American IT solutions provider focused on Digital Infrastructure, Cloud, and Security solutions to create secure infrastructure platforms for commercial and public sector customers.

28. Presidio’s Board caused the Company to enter into the Merger Agreement with BCEC.

29. Pursuant to the terms of the Merger Agreement, Presidio’s stockholders will receive $16.60 in cash for each share of Presidio common stock they own.

4

30. According to the press release announcing the Proposed Transaction:

Presidio, Inc. (NASDAQ:PSDO) (together with its subsidiaries, “Presidio” or the “Company”), a leading North American IT solutions provider delivering Digital Infrastructure, Cloud and Security solutions to create agile, secure infrastructure platforms for commercial and public sector customers, today announced it has entered into a definitive agreement to be acquired by funds advised by BC Partners, a leading international investment firm, in an all-cash transaction valued at approximately $2.1 billion, including Presidio’s net debt. . . .

Transaction Details

Closing of the transaction is subject to customary conditions, including approval by the holders of a majority of the outstanding shares of Presidio common stock, expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other required regulatory approvals, including approval from CFIUS. AP VIII Aegis Holdings, L.P., an affiliate of investment funds managed by affiliates of Apollo Global Management, LLC, which owns approximately 42% of the outstanding shares of Presidio common stock, has entered into a voting agreement with BC Partners, pursuant to which it has agreed, among other things, to vote its shares of Presidio common stock in favor of the merger, and against any competing transaction, so long as, among other things, the Presidio board continues to recommend that Presidio stockholders vote in favor of the merger.

Presidio expects to continue to pay its regular quarterly dividend of $0.04 per share, during the pendency of the transaction.

The parties expect the transaction to close in the fourth quarter of 2019. Upon completion of the transaction, Presidio will become a privately held company, and its common stock will no longer be listed on the NASDAQ stock market.

Under the terms of the definitive merger agreement, Presidio’s Board and advisors may actively initiate, solicit and consider alternative acquisition proposals during a 40-day “go shop” period starting from the date of the definitive agreement. Presidio will have the right to terminate the merger agreement to accept a superior proposal subject to the terms and conditions of the merger agreement. There can be no assurances that this process will result in a superior proposal, and Presidio does not intend to disclose developments with respect to this solicitation process unless and until Presidio’s Board makes a determination requiring further disclosure.

Fully committed debt financing for the transaction will be provided by Citi, JPMorgan Chase Bank, N.A. and RBC Capital Markets.

LionTree Advisors is acting as financial advisor to Presidio, and Wachtell, Lipton, Rosen & Katz is acting as its legal counsel. Citi, J.P. Morgan Securities LLC and RBC Capital Markets are acting as financial advisors and Kirkland & Ellis LLP is acting as legal counsel to BC Partners.

5

The Proxy Statement Omits Material Information, Rendering It False and Misleading

31. Defendants filed the Proxy Statement with the SEC in connection with the Proposed Transaction.

32. As set forth below, the Proxy Statement omits material information with respect to the Proposed Transaction, which renders the Proxy Statement false and misleading.

33. First, the Proxy Statement omits material information regarding the Company’s financial projections.

34. The Proxy Statement fails to disclose: (i) for each set of projections, all line items used to calculate (a) total adjusted EBITDA, (b) pro forma adjusted net income, (c) pro forma diluted earnings per share, and (d) unlevered free cash flow; (ii) unlevered free cash flow for the “Budget Projections”; and (iii) a reconciliation of all non-GAAP to GAAP metrics.

35. The disclosure of projected financial information is material because it provides stockholders with a basis to project the future financial performance of a company, and allows stockholders to better understand the financial analyses performed by the company’s financial advisor in support of its fairness opinion.

36. Second, the Proxy Statement omits material information regarding the analyses performed by the Company’s financial advisor in connection with the Proposed Transaction, LionTree Advisors LLC (“LionTree”).

37. With respect to LionTree’s Discounted Cash Flow Analysis, the Proxy Statement fails to disclose: (i) all line items used to calculate unlevered free cash flow; (ii) LionTree’s basis for applying a range of exit multiples of 7.0x to 9.0x; (iii) the individual inputs and assumptions underlying the discount rates ranging from 8.2% to 10.2%; (iv) the terminal values for the Company; and (v) the number of fully diluted outstanding shares of Company common stock.

6

38. With respect to LionTree’s Premiums Paid Analysis, the Proxy Statement fails to disclose: (i) the transactions observed by LionTree in the analysis; and (ii) the individual premiums paid in the transactions.

39. When a banker’s endorsement of the fairness of a transaction is touted to shareholders, the valuation methods used to arrive at that opinion as well as the key inputs and range of ultimate values generated by those analyses must also be fairly disclosed.

40. Third, the Proxy Statement fails to disclose the timing and nature of all communications regarding future employment and directorship of the Company’s officers and directors, including who participated in all such communications.

41. Communications regarding post-transaction employment during the negotiation of the underlying transaction must be disclosed to stockholders. This information is necessary for stockholders to understand potential conflicts of interest of management and the Board, as that information provides illumination concerning motivations that would prevent fiduciaries from acting solely in the best interests of the Company’s stockholders.

42. The omission of the above-referenced material information renders the Proxy Statement false and misleading, including, inter alia, the following sections of the Proxy Statement: (i) Background of the Merger; (ii) Reasons for the Merger; Recommendation of the Presidio Board; (iii) Opinion of Presidio’s Financial Advisor; and (iv) Certain Presidio Unaudited Prospective Financial Information.

43. The above-referenced omitted information, if disclosed, would significantly alter the total mix of information available to the Company’s stockholders.

7

COUNT I

Claim for Violation of Section 14(a) of the 1934 Act and Rule 14a-9 Promulgated

Thereunder Against the Individual Defendants and Presidio

44. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein.

45. The Individual Defendants disseminated the false and misleading Proxy Statement, which contained statements that, in violation of Section 14(a) of the 1934 Act and Rule 14a-9, in light of the circumstances under which they were made, omitted to state material facts necessary to make the statements therein not materially false or misleading. Presidio is liable as the issuer of these statements.

46. The Proxy Statement was prepared, reviewed, and/or disseminated by the Individual Defendants. By virtue of their positions within the Company, the Individual Defendants were aware of this information and their duty to disclose this information in the Proxy Statement.

47. The Individual Defendants were at least negligent in filing the Proxy Statement with these materially false and misleading statements.

48. The omissions and false and misleading statements in the Proxy Statement are material in that a reasonable stockholder will consider them important in deciding how to vote on the Proposed Transaction. In addition, a reasonable investor will view a full and accurate disclosure as significantly altering the total mix of information made available in the Proxy Statement and in other information reasonably available to stockholders.

49. The Proxy Statement is an essential link in causing plaintiff and the Company’s stockholders to approve the Proposed Transaction.

50. By reason of the foregoing, defendants violated Section 14(a) of the 1934 Act and Rule 14a-9 promulgated thereunder.

8

51. Because of the false and misleading statements in the Proxy Statement, plaintiff and the Class are threatened with irreparable harm.

COUNT II

Claim for Violation of Section 20(a) of the 1934

Act Against the Individual Defendants

52. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein.

53. The Individual Defendants acted as controlling persons of Presidio within the meaning of Section 20(a) of the 1934 Act as alleged herein. By virtue of their positions as officers and/or directors of Presidio and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the false statements contained in the Proxy Statement, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that plaintiff contends are false and misleading.

54. Each of the Individual Defendants was provided with or had unlimited access to copies of the Proxy Statement alleged by plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause them to be corrected.

55. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control and influence the particular transactions giving rise to the violations as alleged herein, and exercised the same. The Proxy Statement contains the unanimous recommendation of the Individual Defendants to approve the Proposed Transaction. They were thus directly involved in the making of the Proxy Statement.

9

56. By virtue of the foregoing, the Individual Defendants violated Section 20(a) of the 1934 Act.

57. As set forth above, the Individual Defendants had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) of the 1934 Act and Rule 14a-9, by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these defendants are liable pursuant to Section 20(a) of the 1934 Act. As a direct and proximate result of defendants’ conduct, plaintiff and the Class are threatened with irreparable harm.

PRAYER FOR RELIEF

WHEREFORE, plaintiff prays for judgment and relief as follows:

A. Preliminarily and permanently enjoining defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Proposed Transaction;

B. In the event defendants consummate the Proposed Transaction, rescinding it and setting it aside or awarding rescissory damages;

C. Directing the Individual Defendants to disseminate a Proxy Statement that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading;

D. Declaring that defendants violated Sections 14(a) and/or 20(a) of the 1934 Act, as well as Rule 14a-9 promulgated thereunder;

E. Awarding plaintiff the costs of this action, including reasonable allowance for plaintiff’s attorneys’ and experts’ fees; and

F. Granting such other and further relief as this Court may deem just and proper.

10

JURY DEMAND

Plaintiff hereby requests a trial by jury on all issues so triable.

Dated: September 26, 2019	RIGRODSKY & LONG, P.A.

	By:	/s/ Gina M. Serra
OF COUNSEL: RM LAW, P.C. Richard A. Maniskas 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312 Telephone: (484) 324-6800 Facsimile: (484) 631-1305 Email: rm@maniskas.com

Seth D. Rigrodsky (#3147)

Brian D. Long (#4347)

Gina M. Serra (#5387)

300 Delaware Avenue, Suite 1220

Wilmington, DE 19801

Telephone: (302) 295-5310

Facsimile: (302) 654-7530

Email: sdr@rl-legal.com

Email: bdl@rl-legal.com

Email: gms@rl-legal.com

Attorneys for Plaintiff

11

CERTIFICATION OF PLAINTIFF

I, Jordan Rosenblatt (“Plaintiff”), hereby declare as to the claims asserted under the federal securities laws that:

1. Plaintiff has reviewed the complaint and authorizes its filing.

2. Plaintiff did not purchase the security that is the subject of this action at the direction of Plaintiff’s counsel or in order to participate in any private action.

3. Plaintiff is willing to serve as a representative party on behalf of the class, either individually or as part of a group, and I will testify at deposition or trial, if necessary. I understand that this is not a claim form and that I do not need to execute this Certification to share in any recovery as a member of the class.

4. Plaintiff’s purchase and sale transactions in the Presidio, Inc. (NASDAQ GS: PSDO) security that is the subject of this action during the class period is/are as follows:

PURCHASES

Buy Date	Shares	Price per Share
6/28/19	41	$13.70

SALES

Sell Date	Shares	Price per Share

Please list additional transactions on separate sheet of paper, if necessary.

5. Plaintiff has complete authority to bring a suit to recover for investment losses on behalf of purchasers of the subject securities described herein (including Plaintiff, any co-owners, any corporations or other entities, and/or any beneficial owners).

6. During the three years prior to the date of this Certification, Plaintiff has not moved to serve as a representative party for a class in an action filed under the federal securities laws.

7. Plaintiff will not accept any payment for serving as a representative party on behalf of the class beyond Plaintiff’s pro rata share of any recovery, except such reasonable costs and expenses (including lost wages) directly relating to the representation of the class as ordered or approved by the Court.

I declare under penalty of perjury that the foregoing is true and correct.

Executed this 26th day of September, 2019.

/s/ Jordan Rosenblatt
Jordan Rosenblatt

2

JS 44 (Rev. 06/17)

CIVIL COVER SHEET

I. (a) PLAINTIFFS
JORDAN ROSENBLATT

(c) Attorneys *(Firm Name, Address, and Telephone Number)*
Gina M. Serra, RIGRODSKY & LONG, P.A.
300 Delaware Avenue, Suite 1220, Wilmington, DE 19801
(302) 295-5310

County of Residence of First Listed Defendant New York County, NY
(IN U.S. PLAINTIFF CASES ONLY)

Attorneys *(If Known)*

- ☐ 1 U.S. Government Plaintiff
- ☒ 3 Federal Question *(U.S. Government Not a Party)*
- ☐ 2 U.S. Government Defendant
- ☐ 4 Diversity *(Indicate Citizenship of Parties in Item III)*

III. CITIZENSHIP OF PRINCIPAL PARTIES *(Place an "X" in One Box for Plaintiff and One Box for Defendant)*
(For Diversity Cases Only)

	PTF	DEF		PTF	DEF
Citizen of This State	☐ 1	☐ 1	Incorporated *or* Principal Place of Business In This State	☐ 4	☐ 4
Citizen of Another State	☐ 2	☐ 2	Incorporated *and* Principal Place of Business In Another State	☐ 5	☐ 5
Citizen or Subject of a Foreign Country	☐ 3	☐ 3	Foreign Nation	☐ 6	☐ 6

Click here for: Nature of Suit Code Descriptions.

CONTRACT
- ☐ 110 Insurance
- ☐ 120 Marine
- ☐ 130 Miller Act
- ☐ 140 Negotiable Instrument
- ☐ 150 Recovery of Overpayment & Enforcement of Judgment
- ☐ 151 Medicare Act
- ☐ 152 Recovery of Defaulted Student Loans (Excludes Veterans)
- ☐ 153 Recovery of Overpayment of Veteran's Benefits
- ☐ 160 Stockholders' Suits
- ☐ 190 Other Contract
- ☐ 195 Contract Product Liability
- ☐ 196 Franchise

REAL PROPERTY
- ☐ 210 Land Condemnation
- ☐ 220 Foreclosure
- ☐ 230 Rent Lease & Ejectment
- ☐ 240 Torts to Land
- ☐ 245 Tort Product Liability
- ☐ 290 All Other Real Property

TORTS

PERSONAL INJURY
- ☐ 310 Airplane
- ☐ 315 Airplane Product Liability
- ☐ 320 Assault, Libel & Slander
- ☐ 330 Federal Employers' Liability
- ☐ 340 Marine
- ☐ 345 Marine Product Liability
- ☐ 350 Motor Vehicle
- ☐ 355 Motor Vehicle Product Liability
- ☐ 360 Other Personal Injury
- ☐ 362 Personal Injury - Medical Malpractice

PERSONAL INJURY
- ☐ 365 Personal Injury - Product Liability
- ☐ 367 Health Care/ Pharmaceutical Personal Injury Product Liability
- ☐ 368 Asbestos Personal Injury Product Liability

PERSONAL PROPERTY
- ☐ 370 Other Fraud
- ☐ 371 Truth in Lending
- ☐ 380 Other Personal Property Damage
- ☐ 385 Property Damage Product Liability

CIVIL RIGHTS
- ☐ 440 Other Civil Rights
- ☐ 441 Voting
- ☐ 442 Employment
- ☐ 443 Housing/ Accommodations
- ☐ 445 Amer. w/Disabilities - Employment
- ☐ 446 Amer. w/Disabilities - Other
- ☐ 448 Education

PRISONER PETITIONS

Habeas Corpus:
- ☐ 463 Alien Detainee
- ☐ 510 Motions to Vacate Sentence
- ☐ 530 General
- ☐ 535 Death Penalty

Other:
- ☐ 540 Mandamus & Other
- ☐ 550 Civil Rights
- ☐ 555 Prison Condition
- ☐ 560 Civil Detainee - Conditions of Confinement

FORFEITURE/PENALTY
- ☐ 625 Drug Related Seizure of Property 21 USC 881
- ☐ 690 Other

LABOR
- ☐ 710 Fair Labor Standards Act
- ☐ 720 Labor/Management Relations
- ☐ 740 Railway Labor Act
- ☐ 751 Family and Medical Leave Act
- ☐ 790 Other Labor Litigation
- ☐ 791 Employee Retirement Income Security Act

IMMIGRATION
- ☐ 462 Naturalization Application
- ☐ 465 Other Immigration Actions

BANKRUPTCY
- ☐ 422 Appeal 28 USC 158
- ☐ 423 Withdrawal 28 USC 157

PROPERTY RIGHTS
- ☐ 820 Copyrights
- ☐ 830 Patent
- ☐ 835 Patent - Abbreviated New Drug Application
- ☐ 840 Trademark

SOCIAL SECURITY
- ☐ 861 HIA (1395ff)
- ☐ 862 Black Lung (923)
- ☐ 863 DIWC/DIWW (405(g))
- ☐ 864 SSID Title XVI
- ☐ 865 RSI (405(g))

FEDERAL TAX SUITS
- ☐ 870 Taxes (U.S. Plaintiff or Defendant)
- ☐ 871 IRS—Third Party 26 USC 7609

OTHER STATUTES
- ☐ 375 False Claims Act
- ☐ 376 Qui Tam (31 USC 3729(a))
- ☐ 400 State Reapportionment
- ☐ 410 Antitrust
- ☐ 430 Banks and Banking
- ☐ 450 Commerce
- ☐ 460 Deportation
- ☐ 470 Racketeer Influenced and Corrupt Organizations
- ☐ 480 Consumer Credit
- ☐ 490 Cable/Sat TV
- ☒ 850 Securities/Commodities/ Exchange
- ☐ 890 Other Statutory Actions
- ☐ 891 Agricultural Acts
- ☐ 893 Environmental Matters
- ☐ 895 Freedom of Information Act
- ☐ 896 Arbitration
- ☐ 899 Administrative Procedure Act/Review or Appeal of Agency Decision
- ☐ 950 Constitutionality of State Statutes

V. ORIGIN *(Place an "X" in One Box Only)*

VI. CAUSE OF ACTION

VII. REQUESTED IN COMPLAINT:

DEMAND $

VIII. RELATED CASE(S) IF ANY

(See instructions): JUDGE DOCKET NUMBER

DATE
09/26/2019

SIGNATURE OF ATTORNEY OF RECORD
/s/ Gina M. Serra

FOR OFFICE USE ONLY

RECEIPT # AMOUNT APPLYING IFP JUDGE MAG. JUDGE

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JS 44 (Rev. 06/17) CIVIL COVER SHEET The JS 44 civil cover sheet and the information contained herein neither replace nor supplement the filing and service of pleadings or other papers as required by law, except as provided by local rules of court. This form, approved by the Judicial Conference of the United States in September 1974, is required for the use of the Clerk of Court for the purpose of initiating the civil docket sheet. (SEE INSTRUCTIONS ON NEXT PAGE OF THIS FORM.)I. (a) PLAINTIFFS DEFENDANTS(b) County of Residence of First Listed Plaintiff County of Residence of First Listed Defendant( EXCEPT IN U.S. PLAINTIFF CASES) (IN U.S. PLAINTIFF CASES ONLY) NOTE: IN LAND CONDEMNATION CASES, USE THE LOCATION OF THE TRACT OF LAND INVOLVED.(c) Attorneys (Firm Name, Address, and Telephone Number) Attorneys (If Known)II. BASIS OF JURISDICTION (Place an “X” in One Box Only) III. CITIZENSHIP OF PRINCIPAL PARTIES (Place an “X” in One Box for Plaintiff( For Diversity Cases Only) and One Box for Defendant)’ 1 U.S. Government ‘ 3 Federal Question PTF DEF PTF DE Plaintiff (U.S. Government Not a Party) Citizen of This State ‘ 1 ‘ 1 Incorporated or Principal Place ‘ 4 ‘ 4of Business In This State’ 2 U.S. Government ‘ 4 Diversity Citizen of Another State ‘ 2 ‘ 2 Incorporated and Principal Place ‘ 5 ‘ 5Defendant (Indicate Citizenship of Parties in Item III) of Business In Another State Citizen or Subject of a ‘ 3 ‘ 3 Foreign Nation ‘ 6 ‘ 6Foreign Country IV. NATURE OF SUIT (Place an “X” in One Box Only) Click here for: Nature of Suit Code Descriptions. CONTRACT TORTS FORFEITURE/PENALTY BANKRUPTCY OTHER STATUTES’ 110 Insurance PERSONAL INJURY PERSONAL INJURY ‘ 625 Drug Related Seizure ‘ 422 Appeal 28 USC 158 ‘ 375 False Claims Act’ 120 Marine ‘ 310 Airplane ‘ 365 Personal Injury - of Property 21 USC 881 ‘ 423 Withdrawal ‘ 376 Qui Tam (31 USC’ 130 Miller Act ‘ 315 Airplane Product Product Liability ‘ 690 Other 28 USC 157 3729(a))’ 140 Negotiable Instrument Liability ‘ 367 Health Care/ ‘ 400 State Reapportionment’ 150 Recovery of Overpayment ‘ 320 Assault, Libel & Pharmaceutical PROPERTY RIGHTS ‘ 410 Antitrust& Enforcement of Judgment Slander Personal Injury ‘ 820 Copyrights ‘ 430 Banks and Banking’ 151 Medicare Act ‘ 330 Federal Employers’ Product Liability ‘ 830 Patent ‘ 450 Commerce’ 152 Recovery of Defaulted Liability ‘ 368 Asbestos Personal ‘ 835 Patent - Abbreviated ‘ 460 Deportation Student Loans ‘ 340 Marine Injury Product New Drug Application ‘ 470 Racketeer Influenced and(Excludes Veterans) ‘ 345 Marine Product Liability ‘ 840 Trademark Corrupt Organizations’ 153 Recovery of Overpayment Liability PERSONAL PROPERTY LABOR SOCIAL SECURITY ‘ 480 Consumer Creditor Veteran’s Benefits ‘ 350 Motor Vehicle ‘ 370 Other Fraud ‘ 710 Fair Labor Standards ‘ 861 HIA (1395ff) ‘ 490 Cable/Sat TV’ 160 Stockholders’ Suits ‘ 355 Motor Vehicle ‘ 371 Truth in Lending Act ‘ 862 Black Lung (923) ‘ 850 Securities/Commodities/’ 190 Other Contract Product Liability ‘ 380 Other Personal ‘ 720 Labor/Management ‘ 863 DIWC/DIWW (405(g)) Exchange’ 195 Contract Product Liability ‘ 360 Other Personal Property Damage Relations ‘ 864 SSID Title XVI ‘ 890 Other Statutory Actions’ 196 Franchise Injury ‘ 385 Property Damage ‘ 740 Railway Labor Act ‘ 865 RSI (405(g)) ‘ 891 Agricultural Acts’ 362 Personal Injury - Product Liability ‘ 751 Family and Medical ‘ 893 Environmental Matters Medical Malpractice Leave Act ‘ 895 Freedom of Information REAL PROPERTY CIVIL RIGHTS PRISONER PETITIONS ‘ 790 Other Labor Litigation FEDERAL TAX SUITS Act’ 210 Land Condemnation ‘ 440 Other Civil Rights Habeas Corpus: ‘ 791 Employee Retirement ‘ 870 Taxes (U.S. Plaintiff ‘ 896 Arbitration’ 220 Foreclosure ‘ 441 Voting ‘ 463 Alien Detainee Income Security Act or Defendant) ‘ 899 Administrative Procedure’ 230 Rent Lease & Ejectment ‘ 442 Employment ‘ 510 Motions to Vacate ‘ 871 IRS—Third Party Act/Review or Appeal of’ 240 Torts to Land ‘ 443 Housing/ Sentence 26 USC 7609 Agency Decision’ 245 Tort Product Liability Accommodations ‘ 530 General ‘ 950 Constitutionality of’ 290 All Other Real Property ‘ 445 Amer. w/Disabilities - ‘ 535 Death Penalty IMMIGRATION State Statutes Employment Other: ‘ 462 Naturalization Application’ 446 Amer. w/Disabilities - ‘ 540 Mandamus & Other ‘ 465 Other Immigration Other ‘ 550 Civil Rights Actions’ 448 Education ‘ 555 Prison Condition’ 560 Civil Detainee -Conditions ofConfinementV. ORIGIN (Place an “X” in One Box Only)’ 1 Original Proceeding’ 2 Removed from State Court’ 3 Remanded from Appellate Court’ 4 Reinstated or Reopened’ five Transferred from Another District (specify)’ 6 Multidistrict Litigation -Transfer’ eight Multidistrict Litigation -Direct File VI. CAUSE OF ACTION Cite the U.S. Civil Statute under which you are filing (Do not cite jurisdictional statutes unless diversity): Brief description of cause: VII. REQUESTED INCOMPLAINT:’ CHECK IF THIS IS A CLASS ACTIONUNDER RULE 23, F.R.Cv.P.DEMAND $ CHECK YES only if demanded in complaint: JURY DEMAND: ‘ Yes’ NoVIII. RELATED CASE(S)IF ANY (See instructions):JUDGE DOCKET NUMBERDATE SIGNATURE OF ATTORNEY OF RECORDFOR OFFICE USE ONLYRECEIPT # AMOUNT APPLYING IFP JUDGE MAG. JUDGE

INSTRUCTIONS FOR ATTORNEYS COMPLETING CIVIL COVER SHEET FORM JS 44

Authority For Civil Cover Sheet

The JS 44 civil cover sheet and the information contained herein neither replaces nor supplements the filings and service of pleading or other papers as required by law, except as provided by local rules of court. This form, approved by the Judicial Conference of the United States in September 1974, is required for the use of the Clerk of Court for the purpose of initiating the civil docket sheet. Consequently, a civil cover sheet is submitted to the Clerk of Court for each civil complaint filed. The attorney filing a case should complete the form as follows:

I.(a)

Plaintiffs-Defendants. Enter names (last, first, middle initial) of plaintiff and defendant. If the plaintiff or defendant is a government agency, use only the full name or standard abbreviations. If the plaintiff or defendant is an official within a government agency, identify first the agency and then the official, giving both name and title.

(b)

County of Residence. For each civil case filed, except U.S. plaintiff cases, enter the name of the county where the first listed plaintiff resides at the time of filing. In U.S. plaintiff cases, enter the name of the county in which the first listed defendant resides at the time of filing. (NOTE: In land condemnation cases, the county of residence of the “defendant” is the location of the tract of land involved.)

(c)	Attorneys. Enter the firm name, address, telephone number, and attorney of record. If there are several attorneys, list them on an attachment, noting in this section “(see attachment)”.

II.

Jurisdiction. The basis of jurisdiction is set forth under Rule 8(a), F.R.Cv.P., which requires that jurisdictions be shown in pleadings. Place an “X” in one of the boxes. If there is more than one basis of jurisdiction, precedence is given in the order shown below.

United States plaintiff. (1) Jurisdiction based on 28 U.S.C. 1345 and 1348. Suits by agencies and officers of the United States are included here. United States defendant. (2) When the plaintiff is suing the United States, its officers or agencies, place an “X” in this box.

Federal question. (3) This refers to suits under 28 U.S.C. 1331, where jurisdiction arises under the Constitution of the United States, an amendment to the Constitution, an act of Congress or a treaty of the United States. In cases where the U.S. is a party, the U.S. plaintiff or defendant code takes precedence, and box 1 or 2 should be marked.

Diversity of citizenship. (4) This refers to suits under 28 U.S.C. 1332, where parties are citizens of different states. When Box 4 is checked, the citizenship of the different parties must be checked. (See Section III below; NOTE: federal question actions take precedence over diversity cases.)

III.	Residence (citizenship) of Principal Parties. This section of the JS 44 is to be completed if diversity of citizenship was indicated above. Mark this section for each principal party.

IV.

Nature of Suit. Place an “X” in the appropriate box. If there are multiple nature of suit codes associated with the case, pick the nature of suit code that is most applicable. Click here for: Nature of Suit Code Descriptions.

V.	Origin. Place an “X” in one of the seven boxes.

Original Proceedings. (1) Cases which originate in the United States district courts.

Removed from State Court. (2) Proceedings initiated in state courts may be removed to the district courts under Title 28 U.S.C., Section 1441. When the petition for removal is granted, check this box.

Remanded from Appellate Court. (3) Check this box for cases remanded to the district court for further action. Use the date of remand as the filing date.

Reinstated or Reopened. (4) Check this box for cases reinstated or reopened in the district court. Use the reopening date as the filing date.

Transferred from Another District. (5) For cases transferred under Title 28 U.S.C. Section 1404(a). Do not use this for within district transfers or multidistrict litigation transfers.

Multidistrict Litigation – Transfer. (6) Check this box when a multidistrict case is transferred into the district under authority of Title 28 U.S.C. Section 1407.

Multidistrict Litigation – Direct File. (8) Check this box when a multidistrict case is filed in the same district as the Master MDL docket.

PLEASE NOTE THAT THERE IS NOT AN ORIGIN CODE 7. Origin Code 7 was used for historical records and is no longer relevant due to changes in statue.

VI.

Cause of Action. Report the civil statute directly related to the cause of action and give a brief description of the cause. Do not cite jurisdictional statutes unless diversity. Example: U.S. Civil Statute: 47 USC 553 Brief Description: Unauthorized reception of cable service

VII.

Requested in Complaint. Class Action. Place an “X” in this box if you are filing a class action under Rule 23, F.R.Cv.P. Demand. In this space enter the actual dollar amount being demanded or indicate other demand, such as a preliminary injunction.

Jury Demand. Check the appropriate box to indicate whether or not a jury is being demanded.

VIII.

Related Cases. This section of the JS 44 is used to reference related pending cases, if any. If there are related pending cases, insert the docket numbers and the corresponding judge names for such cases.

Date and Attorney Signature. Date and sign the civil cover sheet.

Rosenblatt v. Presidio, Inc. et al, Docket No. 1_19-cv-01811 (D. Del. Sept 26, 2019), Court Docket

General Information

Court	United States District Court for the District of Delaware; United States District Court for the District of Delaware

Federal Nature of Suit	Securities/Commodities/Exchanges[850]

Docket Number	1:19-cv-01811

© 2019 The Bureau of National Affairs, Inc. All Rights Reserved. Terms of Service // PAGE 17

Exhibit 99.2

UNITED STATES DISTRICT COURT FOR

THE SOUTHERN DISTRICT OF NEW YORK

MITSUKO K LIN,	)
)
Plaintiff,	)	Case No. 19-cv-9059
)
v.	)	JURY TRIAL DEMANDED
)
PRESIDIO, INC., BOB CAGNAZZI, HEATHER	)
BERGER, CHRISTOPHER L. EDSON, SALIM	)
HIRJI, STEVEN LERNER, MATTHEW H.	)
NORD, PANKAJ PATEL, MICHAEL REISS, and	)
TODD H. SIEGEL,	)
)
Defendants.	)
)

COMPLAINT FOR VIOLATION OF THE SECURITIES EXCHANGE ACT OF 1934

Plaintiff, Mitsuko K Lin, by her undersigned attorneys, for this complaint against defendants, alleges upon personal knowledge with respect to herself, and upon information and belief based upon, inter alia, the investigation of counsel, as to all other allegations herein, as follows:

NATURE OF THE ACTION

1. This is an action brought by Plaintiff against Presidio, Inc. (“Presidio” or the “Company”) and the members of the Company’s board of directors (collectively referred to as the “Board” or the “Individual Defendants” and, together with Presidio, the “Defendants”) for their violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (“Exchange Act”), 15 U.S.C. §§ 78n(a), 78t(a) respectively, and United States Securities and Exchange Commission (“SEC”) Rule 14a-9, 17 C.F.R. § 240.14a-9. Plaintiff’s claims arise in connection with the proposed acquisition of Presidio by BCEC — Port Holdings (Delaware), LP (“Parent”) through Parent’s wholly-owned subsidiary, Port Merger Sub, Inc. (“Merger Sub”) (collectively “Port”).

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2. Parent is an affiliate of investment funds advised by BC Partners.

3. On August 14, 2019, Presidio entered into an agreement and plan of merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving entity and wholly-owned subsidiary of Parent (the “Proposed Transaction”).

4. Under the terms of the Proposed Transaction, Presidio shareholders will be entitled to receive $16.00 in cash for each share of Presidio common stock they own (the “Merger Consideration”).

5. On September 10, 2019, in order to convince Presidio public common shareholders to vote in favor of the Proposed Transaction, the Defendants authorized the filing of a materially incomplete and misleading Preliminary Proxy Statement (the “Proxy”) with the SEC, in violation of Sections 14(a) and 20(a) of the Exchange Act.

6. In particular, the Proxy contains materially incomplete and misleading information concerning: (i) the financial projections for Presidio; (ii) the valuation analyses performed by Presidio’s financial advisor, LionTree Advisors LLC (“LionTree”); and (iii) the Background of the Merger.

7. The special meeting of Presidio’s shareholders is imminent and the Proposed Transaction is expected to close in the fourth quarter of 2019 (the “Shareholder Vote”). Therefore, it is imperative that the material information that has been omitted from the Proxy is disclosed prior to the Shareholder Vote, so that Presidio’s shareholders can properly exercise their corporate voting rights.

8. For these reasons, and as set forth in detail herein, Plaintiff asserts claims against Defendants for violations of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9. Plaintiff seeks to enjoin Defendants from taking any steps to consummate the Proposed Transaction unless and until the material information discussed below is disclosed to Presidio’s public common shareholders sufficiently in advance of the upcoming Shareholder Vote or, in the event the Proposed Transaction is consummated, to recover damages resulting from the Defendants’ violations of the Exchange Act.

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JURISDICTION AND VENUE

9. This Court has jurisdiction over all claims asserted herein pursuant to Section 27 of the 1934 Act because the claims asserted herein arise under Sections 14(a) and 20(a) of the 1934 Act and Rule 14a-9.

10. Personal jurisdiction exists over each Defendant either because the Defendant conducts business in or maintains operations in this District, or is an individual who is either present in this District for jurisdictional purposes or has sufficient minimum contacts with this District as to render the exercise of jurisdiction over each Defendant by this Court permissible under the traditional notions of fair play and substantial justice. “Where a federal statute such as Section 27 of the [Exchange] Act confers nationwide service of process, the question becomes whether the party has sufficient contacts with the United States, not any particular state.” Sec. Inv’r Prot. Corp. v. Vigman, 764 F.2d 1309, 1315 (9th Cir. 1985). “[S]o long as a defendant has minimum contacts with the United States, Section 27 of the Act confers personal jurisdiction over the defendant in any federal district court.” Id. at 1316.

11. Venue is proper in this District under Section 27 of the Exchange Act, 15 U.S.C. § 78aa, as well as 28 U.S.C. § 1391, because Defendants are found or are inhabitants or transact business in this District. Indeed, Presidio’s common stock trades on the Nasdaq Global Select Market (“NasdaqGS”), which is headquartered in this District. See, e.g., United States v. Svoboda, 347 F.3d 471, 484 n.13 (2d Cir. 2003) (collecting cases). In addition, Presidio’s principal executive offices are located in this District at One Penn Plaza, New York, NY 10119. Further, the special meeting for Presidio shareholders to vote on the Proposed Transaction will be held at Presidio’s principal executive offices as well. Moreover, LionTree is also located in this District at 660 Madison Avenue, New York, NY 10065. Last, Wachtell, Lipton, Rosen & Katz, Presidio’s legal advisor for the Proposed Transaction, is located in this District at 51 West 52nd Street, New York, NY 10019.

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PARTIES

12. Plaintiff is, and has been continuously throughout all times relevant hereto, the owner of Presidio common stock.

13. Defendant Presidio is a public company incorporated under the laws of Delaware with principal executive offices located at One Penn Plaza, New York, NY 10119. Presidio’s common stock is traded on the NasdaqGS under the ticker symbol “PSDO.”

14. Defendant Bob Cagnazzi is, and has been at all relevant times, Chairman of the Board, a director, and Chief Executive Officer of the Company.

15. Defendant Heather Berger is, and has been at all relevant times, a director of the Company.

16. Defendant Christopher L. Edson is, and has been at all relevant times, a director of the Company.

17. Defendant Salim Hirji is, and has been at all relevant times, a director of the Company. 18. Defendant Steven Lerner is, and has been at all relevant times, a director of the Company.

19. Defendant Matthew H. Nord is, and has been at all relevant times, a director of the Company.

20. Defendant Pankaj Patel is, and has been at all relevant times, a director of the Company.

21. Defendant Michael Reiss is, and has been at all relevant times, a director of the Company.

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22. Defendant Todd H. Siegel is, and has been at all relevant times, a director of the Company.

23. The defendants identified in paragraphs 14 through 22 are collectively referred to herein as the “Board” or the “Individual Defendants,” and together with Presidio, the “Defendants.”

SUBSTANTIVE ALLEGATIONS

Background of the Company and the Proposed Transaction

24. Presidio is a provider of information technology (IT) solutions. The Company focuses on digital infrastructure, cloud, and security solutions. The Company provides solutions advanced networking, Internet of Things (IoT), data analytics, data center modernization, hybrid and multi cloud, cyber risk management, and enterprise mobility for digital transformation. Presidio uses risk-based security consulting methodology to assess, design, implement, manage, and maintain information security solutions

25. On August 14, 2019, the Board caused the Company to enter into the Merger Agreement with Port.

26. Pursuant to the terms of the Merger Agreement, each share of Presidio common stock will be converted into the right to receive $16.00 in cash.

27. According to the August 14, 2019, press release announcing the Proposed Transaction:

Presidio, Inc. Announces Definitive Agreement to be Acquired by BC Partners

New York, NY – August 14, 2019 – Presidio, Inc. (NASDAQ:PSDO) (together with its subsidiaries, “Presidio” or the “Company”), a leading North American IT solutions provider delivering Digital Infrastructure, Cloud and Security solutions to create agile, secure infrastructure platforms for commercial and public sector customers, today announced it has entered into a definitive agreement to be acquired by funds advised by BC Partners, a leading international investment firm, in an all-cash transaction valued at approximately $2.1 billion, including Presidio’s net debt.

Under the terms of the agreement, Presidio stockholders will receive $16.00 in cash for each share of Presidio common stock they own. The purchase price represents a premium of 21.3% over Presidio’s closing stock price of $13.19 on August 13, 2019, and a premium of 18.3% over the Company’s 60-day volume-weighted average share price leading up to this announcement. The Presidio Board of Directors unanimously approved the agreement with BC Partners and recommends that Presidio stockholders vote in favor of the transaction.

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“We believe this transaction will provide immediate and substantial value to Presidio stockholders, while providing us with a partner that can add strategic and operational expertise to our business, with a focus on executing our long-term strategy,” commented Bob Cagnazzi, Chief Executive Officer of Presidio.

“Over the last several years, Presidio has become the leader in designing, developing, deploying and managing agile secure IT infrastructures that drive real business value for thousands of commercial and public sector entities across the United States,” said Fahim Ahmed, lead deal Partner of BC Partners. “We look forward to supporting the Company in its next phase of growth.”

“Presidio fits squarely with our key investment priorities. Its markets benefit from secular growth, as IT systems and networks have become increasingly complex. It is well positioned as a leader in a fragmented industry, offering scope for further expansion. We’re excited to partner with Bob and his team to support the future growth of the business,” said Raymond Svider, Partner and Chairman of BC Partners.

Transaction Details

Closing of the transaction is subject to customary conditions, including approval by the holders of a majority of the outstanding shares of Presidio common stock, expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other required regulatory approvals, including approval from CFIUS. AP VIII Aegis Holdings, L.P., an affiliate of investment funds managed by affiliates of Apollo Global Management, LLC, which owns approximately 42% of the outstanding shares of Presidio common stock, has entered into a voting agreement with BC Partners, pursuant to which it has agreed, among other things, to vote its shares of Presidio common stock in favor of the merger, and against any competing transaction, so long as, among other things, the Presidio board continues to recommend that Presidio stockholders vote in favor of the merger.

Presidio expects to continue to pay its regular quarterly dividend of $0.04 per share, during the pendency of the transaction.

The parties expect the transaction to close in the fourth quarter of 2019. Upon completion of the transaction, Presidio will become a privately held company, and its common stock will no longer be listed on the NASDAQ stock market.

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Under the terms of the definitive merger agreement, Presidio’s Board and advisors may actively initiate, solicit and consider alternative acquisition proposals during a 40-day “go shop” period starting from the date of the definitive agreement. Presidio will have the right to terminate the merger agreement to accept a superior proposal subject to the terms and conditions of the merger agreement. There can be no assurances that this process will result in a superior proposal, and Presidio does not intend to disclose developments with respect to this solicitation process unless and until Presidio’s Board makes a determination requiring further disclosure.

Fully committed debt financing for the transaction will be provided by Citi, JPMorgan Chase Bank, N.A. and RBC Capital Markets.

LionTree Advisors is acting as financial advisor to Presidio, and Wachtell, Lipton, Rosen & Katz is acting as its legal counsel. Citi, J.P. Morgan Securities LLC and RBC Capital Markets are acting as financial advisors and Kirkland & Ellis LLP is acting as legal counsel to BC Partners.

(Emphasis in original).

The Proxy Omits Material Information

28. On September 10, 2019, Defendants filed a materially incomplete and misleading Proxy with the SEC. The special meeting of Presidio shareholders to vote on the Proposed Transaction is forthcoming. The Individual Defendants were obligated to carefully review the Proxy before it was filed with the SEC and disseminated to the Company’s shareholders to ensure that it did not contain any material misrepresentations or omissions. However, the Proxy misrepresents or omits material information that is necessary for the Company’s shareholders to make an informed voting decision in connection with the Proposed Transaction.

29. First, the Proxy fails to provide enough information regarding financial projections for the Company. In particular, the Proxy fails to disclose all line items underlying Presidio’s: (i) unlevered free cash flows; (ii) Total Adjusted EBITDA; and (iii) Pro Forma Adjusted Net Income; and (iv) Pro Forma Diluted Earnings Per Share. Further, the Proxy fails to provide a reconciliation of all non-GAAP to GAAP metrics.

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30. Investors are concerned, perhaps above all else, with the projections and cash flows of the companies in which they invest. Under sound corporate finance theory, the market value of a company should be premised on the expected unlevered free cash flows of the corporation. Accordingly, the question that the Company’s shareholders need to answer in determining whether to vote in favor of the Proposed Transaction is clear: Is the Merger Consideration fair compensation given Presidio’s projected cash flows? Without the line items underlying Presidio’s unlevered free cash flows the Company’s shareholders will not be able to properly assess this critical question and evaluate the fairness of the Merger Consideration.

31. Defendants’ failure to disclose all line items used to calculate Total Adjusted EBITDA and a reconciliation of all non-GAAP to GAAP metrics similarly renders the Proxy materially misleading.

32. If a Proxy discloses financial projections and valuation information, such projections must be complete and accurate. The question here is not the duty to speak, but liability for not having spoken enough. With regard to future events, uncertain figures, and other so-called soft information, a company may choose silence or speech elaborated by the factual basis as then known—but it may not choose half-truths. See Campbell v. Transgenomic, et al., No. 18-2198 (8th Cir., March 1, 2019) (noting that “half-truths” are actionable misrepresentations under securities laws and collecting cases). Accordingly, Defendants have disclosed some of the information related to the projections relied upon by LionTree, but have omitted crucial line items and reconciliations. Thus, Defendants’ omission renders the projections disclosed on pages 43-45 of the Proxy misleading.

33. Second, the Proxy omits material information regarding LionTree’s financial analyses.

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34. With respect to LionTree’s Discounted Cash Flow Analysis, the Proxy is materially misleading and incomplete because it fails to disclose: (i) the terminal values for Presidio; and (ii) the number of fully diluted outstanding shares of Presidio common stock as of August 12, 2019. Proxy at 40. Moreover, although LionTree’s Discounted Cash Flow Analysis is based on unlevered free cash flows, the Company omits the critical line items underlying unlevered free cash flows as discussed above. Id. at 44.

35. These key inputs are material to Presidio shareholders, and their omission renders the summary of LionTree’s Discounted Cash Flow Analysis incomplete and misleading. As one highly-respected law professor explained regarding these crucial inputs, in a discounted cash flow analysis a banker takes management’s forecasts, and then makes several key choices “each of which can significantly affect the final valuation.” Steven M. Davidoff, Fairness Opinions, 55 Am. U.L. Rev. 1557, 1576 (2006). Such choices include “the appropriate discount rate, and the terminal value…” Id. As Professor Davidoff explains:

There is substantial leeway to determine each of these, and any change can markedly affect the discounted cash flow value. For example, a change in the discount rate by one percent on a stream of cash flows in the billions of dollars can change the discounted cash flow value by tens if not hundreds of millions of dollars….This issue arises not only with a discounted cash flow analysis, but with each of the other valuation techniques. This dazzling variability makes it difficult to rely, compare, or analyze the valuations underlying a fairness opinion unless full disclosure is made of the various inputs in the valuation process, the weight assigned for each, and the rationale underlying these choices. The substantial discretion and lack of guidelines and standards also makes the process vulnerable to manipulation to arrive at the “right” answer for fairness. This raises a further dilemma in light of the conflicted nature of the investment banks who often provide these opinions.

Id. at 1577-78 (emphasis added). Without the above-mentioned information, Presidio’s shareholders cannot evaluate for themselves the reliability of LionTree’s Discounted Cash Flow Analysis, make a meaningful determination of whether the implied equity value ranges reflect the true value of the Company or was the result of an unreasonable judgment by LionTree, and make an informed decision regarding whether to vote in favor of the Proposed Transaction.

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36. With respect to LionTree’s Premiums Paid Analysis, the Proxy fails to disclose the 41 transactions observed and the individual premiums paid in each of the individual transactions. Proxy at 40.

37. Third, the Proxy fails to disclose material information regarding the Background of the Merger.

38. The Proxy discloses that Mr. Cagnazzi received approval from the Presidio Board to engage in discussions with BC Partners regarding post-close compensation. However, the Proxy fails to disclose who the compensation would apply to, the terms of the compensation, and whether an agreement on post-close compensation was ever reached. Id. at 29.

39. Defendants’ failure to provide the foregoing material information renders the statements in the Proxy false and/or materially misleading.

40. In sum, the omission of the above-referenced information renders the Proxy materially incomplete and misleading, in contravention of the Exchange Act. Absent disclosure of the foregoing material information prior to the upcoming shareholder vote concerning the Proposed Transaction, Plaintiff will be unable to make an informed decision regarding whether to vote his shares in favor of the Proposed Transaction, and he is thus threatened with irreparable harm, warranting the injunctive relief sought herein.

CAUSES OF ACTION

COUNT I

(Against All Defendants for Violations of Section 14(a) of the Exchange Act and Rule 14a-9)

41. Plaintiff incorporates each and every allegation set forth above as if fully set forth herein.

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42. Section 14(a)(1) of the Exchange Act makes it “unlawful for any person, by the use of the mails or by any means or instrumentality of interstate commerce or of any facility of a national securities exchange or otherwise, in contravention of such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors, to solicit or to permit the use of his name to solicit any proxy or consent or authorization in respect of any security (other than an exempted security) registered pursuant to section 78l of this title.” 15 U.S.C. § 78n(a)(1).

43. Rule 14a-9, promulgated by the SEC pursuant to Section 14(a) of the Exchange Act, provides that proxy communications shall not contain “any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading.” 17 C.F.R. § 240.14a-9.

44. The omission of information from a proxy will violate Section 14(a) and Rule 14a-9 if other SEC regulations specifically require disclosure of the omitted information.

45. Defendants have issued the Proxy with the intention of soliciting the Company’s common shareholders’ support for the Proposed Transaction. Each of the Individual Defendants reviewed and authorized the dissemination of the Proxy, which fails to provide critical information regarding, amongst other things: (i) financial projections for Presidio; (ii) the valuation analyses performed by LionTree in support of its fairness opinion; and (iii) the Background of the Merger.

46. In so doing, Defendants made untrue statements of fact and/or omitted material facts necessary to make the statements made not misleading. Each of the Individual Defendants, by virtue of their roles as officers and/or directors, were aware of the omitted information but failed to disclose such information, in violation of Section 14(a). The Individual Defendants were therefore negligent, as they had reasonable grounds to believe material facts existed that were misstated or omitted from the Proxy, but nonetheless failed to obtain and disclose such information to the Company’s shareholders although they could have done so without extraordinary effort.

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47. The Individual Defendants knew or were negligent in not knowing that the Proxy is materially misleading and omits material facts that are necessary to render it not misleading. The Individual Defendants undoubtedly reviewed and relied upon most if not all of the omitted information identified above in connection with their decision to approve and recommend the Proposed Transaction; indeed, the Proxy states that LionTree reviewed and discussed its financial analyses with the Board, and further states that the Board considered the financial analyses provided by LionTree, as well as its fairness opinion and the assumptions made and matters considered in connection therewith. Further, the Individual Defendants were privy to and had knowledge of the projections for the Company and the details surrounding the process leading up to the signing of the Merger Agreement. The Individual Defendants knew or were negligent in not knowing that the material information identified above has been omitted from the Proxy, rendering the sections of the Proxy identified above to be materially incomplete and misleading. Indeed, the Individual Defendants were required to, separately, review LionTree’s analyses in connection with their receipt of the fairness opinions, question LionTree as to its derivation of fairness, and be particularly attentive to the procedures followed in preparing the Proxy and review it carefully before it was disseminated, to corroborate that there are no material misstatements or omissions.

48. The Individual Defendants were, at the very least, negligent in preparing and reviewing the Proxy. The preparation of a proxy statement by corporate insiders containing materially false or misleading statements or omitting a material fact constitutes negligence. The Individual Defendants were negligent in choosing to omit material information from the Proxy or failing to notice the material omissions in the Proxy upon reviewing it, which they were required to do carefully as the Company’s directors. Indeed, the Individual Defendants were intricately involved in the process leading up to the signing of the Merger Agreement and preparation and review of the Company’s financial projections.

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49. Presidio is also deemed negligent as a result of the Individual Defendants’ negligence in preparing and reviewing the Proxy.

50. The misrepresentations and omissions in the Proxy are material to Plaintiff, who will be deprived of their right to cast an informed vote if such misrepresentations and omissions are not corrected prior to the Shareholder Vote. Plaintiff has no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff be fully protected from the immediate and irreparable injury that Defendants’ actions threaten to inflict.

COUNT II

(Against the Individual Defendants for Violations of Section 20(a) of the Exchange Act)

51. Plaintiff incorporates each and every allegation set forth above as if fully set forth herein.

52. The Individual Defendants acted as controlling persons of Presidio within the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as officers and/or directors of Presidio, and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the incomplete and misleading statements contained in the Proxy filed with the SEC, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that Plaintiff contends are materially incomplete and misleading.

53. Each of the Individual Defendants was provided with or had unlimited access to copies of the Proxy and other statements alleged by Plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause the statements to be corrected.

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54. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control or influence the particular transactions giving rise to the Exchange Act violations alleged herein, and exercised the same. The Proxy contains the unanimous recommendation of each of the Individual Defendants to approve the Proposed Transaction. They were thus directly involved in preparing this document.

55. In addition, as the Proxy sets forth at length, and as described herein, the Individual Defendants were involved in negotiating, reviewing, and approving the Merger Agreement. The Proxy purports to describe the various issues and information that the Individual Defendants reviewed and considered. The Individual Defendants participated in drafting and/or gave their input on the content of those descriptions.

56. By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act.

57. As set forth above, the Individual Defendants had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) and Rule 14a-9 by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these defendants are liable pursuant to Section 20(a) of the Exchange Act. As a direct and proximate result of Individual Defendants’ conduct, Plaintiff will be irreparably harmed.

58. Plaintiff has no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff be fully protected from the immediate and irreparable injury that Defendants’ actions threaten to inflict.

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PRAYER FOR RELIEF

WHEREFORE, Plaintiff prays for judgment and relief as follows:

A. Preliminarily enjoining Defendants and all persons acting in concert with them from proceeding with the Shareholder Vote or consummating the Proposed Transaction, unless and until the Company discloses the material information discussed above which has been omitted from the Proxy;

B. Directing the Defendants to account to Plaintiff for all damages sustained as a result of their wrongdoing;

C. Awarding Plaintiff the costs and disbursements of this action, including reasonable attorneys’ and expert fees and expenses; and

D. Granting such other and further relief as this Court may deem just and proper.

JURY DEMAND

Plaintiff demands a trial by jury on all issues so triable.

Dated: September 30, 2019		MONTEVERDE & ASSOCIATES PC

	By:	/s/ Juan E. Monteverde
Juan E. Monteverde (JM-8169)
The Empire State Building
350 Fifth Avenue, Suite 4405
New York, NY 10118
Tel:(212) 971-1341
Fax:(212) 202-7880
Email: jmonteverde@monteverdelaw.com

Attorneys for Plaintiff

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Exhibit 99.3

IN THE UNITED STATES DISTRICT COURT

FOR THE SOUTHERN DISTRICT OF NEW YORK

WALTER RICE, Individually and on Behalf	)
of All Others Similarly Situated,	)
)
Plaintiff,	)
	)	Case No. 1:19-cv-09219
v.	)
	)	CLASS ACTION COMPLAINT FOR
PRESIDIO, INC., ROBERT CAGNAZZI,	)	VIOLATIONS OF SECTIONS 14(a) AND
PANKAJ S. PATEL, TODD H. SIEGEL,	)	20(a) OF THE SECURITIES EXCHANGE
MATTHEW H. NORD, CHRISTOPHER	)	ACT OF 1934
EDSON, MICHAEL REISS, STEVEN J.	)
LERNER, SALIM HIRJI, and HEATHER	)	JURY TRIAL DEMANDED
BERGER,	)
)
Defendants.	)
)
)
)

Plaintiff Walter Rice (“Plaintiff”), by his undersigned attorneys, alleges upon personal knowledge with respect to himself, and information and belief based upon, inter alia, the investigation of counsel as to all other allegations herein, as follows:

NATURE OF THE ACTION

1. This action is brought as a class action by Plaintiff on behalf of himself and the other public holders of the common stock of Presidio, Inc. (“Presidio” or the “Company”) against the Company and the members of the Company’s board of directors (collectively, the “Board” or “Individual Defendants,” and, together with Presidio, the “Defendants”) for their violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), 15 U.S.C. §§ 78n(a), 78t(a), SEC Rule 14a-9, 17 C.F.R. 240.14a-9, and Regulation G, 17 C.F.R. § 244.100, in connection with the proposed merger (the “Proposed Transaction”) between Presidio and BC Partners Advisors L.P. (“BC Partners”).

2. On August 14, 2019, the Board caused the Company to enter into an agreement and plan of merger (“Merger Agreement”), pursuant to which the Company’s shareholders stand to receive $16.00 in cash for each share of Presidio stock they own. On September 25, 2019, the Company entered into an amendment to the Merger Agreement increasing the consideration to $16.60 in cash for each share of Presidio stock owned. (the “Merger Consideration”).

3. On September 10, 2019, in order to convince Presidio shareholders to vote in favor of the Proposed Transaction, the Board authorized the filing of a materially incomplete and misleading Form PREM14A Preliminary Proxy Statement (the “Proxy”) with the Securities and Exchange Commission (“SEC”), in violation of Sections 14(a) and 20(a) of the Exchange Act. The materially incomplete and misleading Proxy violates both Regulation G (17 C.F.R. § 244.100) and SEC Rule 14a-9 (17 C.F.R. 240.14a-9), each of which constitutes a violation of Section 14(a) and 20(a) of the Exchange Act.

4. While touting the fairness of the Merger Consideration to the Company’s shareholders in the Proxy, Defendants have failed to disclose certain material information that is necessary for shareholders to properly assess the fairness of the Proposed Transaction, thereby violating SEC rules and regulations and rendering certain statements in the Proxy materially incomplete and misleading.

5. In particular, the Proxy contains materially incomplete and misleading information concerning: (i) the financial projections for the Company that were prepared by the Company and relied on by Defendants in recommending that Presidio shareholders vote in favor of the Proposed Transaction; and (ii) the summary of certain valuation analyses conducted by Presidio financial advisor, LionTree Advisors LLC (“LionTree”) in support of its opinion that the Merger Consideration is fair to shareholders on which the Board relied.

6. It is imperative that the material information that has been omitted from the Proxy is disclosed prior to the forthcoming vote to allow the Company’s shareholders to make an informed decision regarding the Proposed Transaction.

7. For these reasons, and as set forth in detail herein, Plaintiff asserts claims against Defendants for violations of Sections 14(a) and 20(a) of the Exchange Act, based on Defendants’ violation of: (i) Regulation G (17 C.F.R. § 244.100); and (ii) Rule 14a-9 (17 C.F.R. 240.14a-9). Plaintiff seeks to enjoin Defendants from holding the shareholder vote on the Proposed Transaction and taking any steps to consummate the Proposed Transaction unless, and until, the material information discussed below is disclosed to Presidio shareholders sufficiently in advance of the vote on the Proposed Transaction or, in the event the Proposed Transaction is consummated, to recover damages resulting from Defendants’ violations of the Exchange Act.

JURISDICTION AND VENUE

8. This Court has subject matter jurisdiction pursuant to Section 27 of the Exchange Act (15 U.S.C. § 78aa) and 28 U.S.C. § 1331 (federal question jurisdiction) as Plaintiff alleges violations of Section 14(a) and 20(a) of the Exchange Act.

9. Personal jurisdiction exists over each Defendant either because the Defendant conducts business in or maintains operations in this District, or is an individual who is either present in this District for jurisdictional purposes or has sufficient minimum contacts with this District as to render the exercise of jurisdiction over Defendant by this Court permissible under traditional notions of fair play and substantial justice.

10. Venue is proper in this District under Section 27 of the Exchange Act, 15 U.S.C. § 78aa, as well as under 28 U.S.C. § 1391, because Presidio maintains its principal executive offices in this District.

PARTIES

11. Plaintiff is, and at all relevant times has been, a holder of Presidio common stock.

12. Defendant Presidio is incorporated in Delaware and maintains its principal executive offices at One Penn Plaza, Suite 2832, New York, NY 10119. The Company’s common stock trades on the NASDAQ under the ticker symbol “PSDO.”

13. Individual Defendant Robert Cagnazzi is Presidio’s President, Chief Executive Officer and Chairman and has been a director of Presidio since February 2012.

14. Individual Defendant Pankaj S. Patel has been a director of Presidio since May 2016.

15. Individual Defendant Todd H. Siegel has been a director of Presidio at all relevant times.

16. Individual Defendant Matthew H. Nord has been a director of Presidio at all relevant times.

17. Individual Defendant Christopher Edson has been a director of Presidio at all relevant times.

18. Individual Defendant Michael Reiss has been a director of Presidio since November 2017.

19. Individual Defendant Steven J. Lerner has been a director of Presidio since February 2017.

20. Individual Defendant Salim Hirji has been a director of Presidio since February 2017.

21. Individual Defendant Heather Berger has been a director of Presidio since November 2017.

22. The Individual Defendants referred to in paragraphs 13-21 are collectively referred to herein as the “Individual Defendants” and/or the “Board.”

CLASS ACTION ALLEGATIONS

23. Plaintiff brings this class action pursuant to Fed. R. Civ. P. 23 on behalf of himself and the other public shareholders of Presidio (the “Class”). Excluded from the Class are Defendants herein and any person, firm, trust, corporation, or other entity related to or affiliated with any Defendant.

24. This action is properly maintainable as a class action because:

a. The Class is so numerous that joinder of all members is impracticable. As of September 9, 2019, there were approximately 84,000,000 shares of Presidio common stock outstanding, held by hundreds of individuals and entities scattered throughout the country. The actual number of public shareholders of Presidio will be ascertained through discovery;

b. There are questions of law and fact that are common to the Class that predominate over any questions affecting only individual members, including the following:

i)

whether Defendants disclosed material information that includes non-GAAP financial measures without providing a reconciliation of the same non-GAAP financial measures to their most directly comparable GAAP equivalent in violation of Section 14(a) of the Exchange Act;

ii)	whether Defendants have misrepresented or omitted material information concerning the Proposed Transaction in the Proxy in violation of Section 14(a) of the Exchange Act;

iii)	whether the Individual Defendants have violated Section 20(a) of the Exchange Act; and

iv)

whether Plaintiff and other members of the Class will suffer irreparable harm if compelled to vote their shares regarding the Proposed Transaction based on the materially incomplete and misleading Proxy.

c. Plaintiff is an adequate representative of the Class, has retained competent counsel experienced in litigation of this nature, and will fairly and adequately protect the interests of the Class;

d. Plaintiff’s claims are typical of the claims of the other members of the Class and Plaintiff does not have any interests adverse to the Class;

e. The prosecution of separate actions by individual members of the Class would create a risk of inconsistent or varying adjudications with respect to individual members of the Class, which would establish incompatible standards of conduct for the party opposing the Class;

f. Defendants have acted on grounds generally applicable to the Class with respect to the matters complained of herein, thereby making appropriate the relief sought herein with respect to the Class as a whole; and

g. A class action is superior to other available methods for fairly and efficiently adjudicating the controversy.

SUBSTANTIVE ALLEGATIONS

I.	The Proposed Transaction

25. Presidio is a provider of information technology solutions that delivers its services through a full life-cycle model of professional, managed and support services including strategy, consulting, implementation and design. The Company helps its clients to harness technology advances, simplify information technology complexity and optimize their environments today while enabling future applications, user experiences and revenue models.

26. On August 14, 2019, Presidio and BC Partners issued a joint press release announcing the Proposed Transaction, which states in pertinent part:

NEW YORK, Aug 14, 2019 (GLOBE NEWSWIRE via COMTEX) — NEW YORK, Aug. 14, 2019 (GLOBE NEWSWIRE) — Presidio, Inc. PSDO, -1.07% (together with its subsidiaries, “Presidio” or the “Company”), a leading North American IT solutions provider delivering Digital Infrastructure, Cloud and Security solutions to create agile, secure infrastructure platforms for commercial and public sector customers, today announced it has entered into a definitive agreement to be acquired by funds advised by BC Partners, a leading international investment firm, in an all-cash transaction valued at approximately $2.1 billion, including Presidio’s net debt.

Under the terms of the agreement, Presidio stockholders will receive $16.00 in cash for each share of Presidio common stock they own. The purchase price represents a premium of 21.3% over Presidio’s closing stock price of $13.19 on August 13, 2019, and a premium of 18.3% over the Company’s 60-day volume-weighted average share price leading up to this announcement. The Presidio Board of Directors unanimously approved the agreement with BC Partners and recommends that Presidio stockholders vote in favor of the transaction.

“We believe this transaction will provide immediate and substantial value to Presidio stockholders, while providing us with a partner that can add strategic and operational expertise to our business, with a focus on executing our long-term strategy,” commented Bob Cagnazzi, Chief Executive Officer of Presidio.

“Over the last several years, Presidio has become the leader in designing, developing, deploying and managing agile secure IT infrastructures that drive real business value for thousands of commercial and public sector entities across the United States,” said Fahim Ahmed, lead deal Partner of BC Partners. “We look forward to supporting the Company in its next phase of growth.”

“Presidio fits squarely with our key investment priorities. Its markets benefit from secular growth, as IT systems and networks have become increasingly complex. It is well positioned as a leader in a fragmented industry, offering scope for further expansion. We’re excited to partner with Bob and his team to support the future growth of the business,” said Raymond Svider, Partner and Chairman of BC Partners.

TRANSACTION DETAILS

Closing of the transaction is subject to customary conditions, including approval by the holders of a majority of the outstanding shares of Presidio common stock, expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other required regulatory approvals, including approval from CFIUS. AP VIII Aegis Holdings, L.P., an affiliate of investment funds managed by affiliates of Apollo Global Management, LLC, which owns approximately 42% of the outstanding shares of Presidio common stock, has entered into a voting agreement with BC Partners, pursuant to which it has agreed, among other things, to vote its shares of Presidio common stock in favor of the merger, and against any competing transaction, so long as, among other things, the Presidio board continues to recommend that Presidio stockholders vote in favor of the merger.

Presidio expects to continue to pay its regular quarterly dividend of $0.04 per share, during the pendency of the transaction.

The parties expect the transaction to close in the fourth quarter of 2019. Upon completion of the transaction, Presidio will become a privately held company, and its common stock will no longer be listed on the NASDAQ stock market.

Under the terms of the definitive merger agreement, Presidio’s Board and advisors may actively initiate, solicit and consider alternative acquisition proposals during a 40-day “go shop” period starting from the date of the definitive agreement. Presidio will have the right to terminate the merger agreement to accept a superior proposal subject to the terms and conditions of the merger agreement. There can be no assurances that this process will result in a superior proposal, and Presidio does not intend to disclose developments with respect to this solicitation process unless and until Presidio’s Board makes a determination requiring further disclosure.

Fully committed debt financing for the transaction will be provided by Citi, JPMorgan Chase Bank, N.A. and RBC Capital Markets.

LionTree Advisors is acting as financial advisor to Presidio, and Wachtell, Lipton, Rosen & Katz is acting as its legal counsel. Citi, J.P. Morgan Securities LLC and RBC Capital Markets are acting as financial advisors and Kirkland & Ellis LLP is acting as legal counsel to BC Partners.

ABOUT PRESIDIO

Presidio is a leading North American IT solutions provider focused on Digital Infrastructure, Cloud and Security solutions to create agile, secure infrastructure platforms for commercial and public sector customers. We deliver this technology expertise through a full life cycle model of professional, managed, and support services including strategy, consulting, implementation and design. By taking the time to deeply understand how our clients define success, we help them harness technology advances, simplify IT complexity and optimize their environments today while enabling future applications, user experiences, and revenue models. As of June 30, 2018, we serve approximately 8,000 middle-market, large, and government organizations across a diverse range of industries. Approximately 2,900 Presidio professionals, including more than 1,600 technical engineers, are based in 60+ offices across the United States in a unique, local delivery model combined with the national scale of a $2.8 billion dollar industry leader. We are passionate about driving results for our clients and delivering the highest quality of service in the industry.

ABOUT BC PARTNERS

BC Partners is a leading international investment firm with over EUR22 billion of assets under management in private equity, private credit and real estate. Established in 1986, BC Partners has played an active role in developing the European buy-out market for three decades. Today, BC Partners executives operate across markets as an integrated team through the firm’s offices in North America and Europe. Since inception, BC Partners Private Equity has completed 111 private equity investments in companies with a total enterprise value of EUR135 billion and is currently investing its tenth private equity fund. For more information, please visit www.bcpartners.com.

27. Presidio is well-positioned for financial growth and the Merger Consideration fails to adequately compensate the Company’s shareholders. It is imperative that Defendants disclose the material information they have omitted from the Proxy, discussed in detail below, so that the Company’s shareholders can properly assess the fairness of the Merger Consideration for themselves and make an informed decision concerning whether or not to vote in favor of the Proposed Transaction.

28. If the false and/or misleading Proxy is not remedied and the Proposed Transaction is consummated, Defendants will directly and proximately have caused damages and actual economic loss (i.e. the difference between the value to be received as a result of the Proposed Transaction and the true value of their shares prior to the merger), in an amount to be determined at trial, to Plaintiff and the Class.

II.	The Materially Incomplete and Misleading Proxy

29. On September 10, 2019, Defendants caused the Proxy to be filed with the SEC in connection with the Proposed Transaction. The Proxy solicits the Company’s shareholders to vote in favor of the Proposed Transaction. Defendants were obligated to carefully review the Proxy before it was filed with the SEC and disseminated to the Company’s shareholders to ensure that it did not contain any material misrepresentations or omissions. However, the Proxy misrepresents and/or omits material information that is necessary for the Company’s shareholders to make an informed decision concerning whether to vote in favor of the Proposed Transaction, in violation of Sections 14(a) and 20(a) of the Exchange Act.

The Materially Misleading Sales Process

30. The Background of the Merger section briefly describes the period of roughly one month between the introduction between BC Partners and Presidio, and the signing of the Merger Agreement. Proxy 26-30. The Proxy discloses that on August 5, 2019, the Board authorized Defendant Cagnazzi to discuss post-closing compensation arrangements with BC Partners. Id. at 29. The Proxy fails to disclose the communications regarding the Company’s officers’ and directors’ future employment in the combined company. This information must be disclosed as it is necessary for the shareholders to understand the potential conflicts of interest between the Company’s officers and directors who were negotiating the transaction.

The Materiality of Financial Projections

31. A company’s financial forecasts are material information a board relies on to determine whether to approve a merger transaction and recommend that shareholders vote to approve the transaction. Here, the Proxy discloses that “[i]n connection with the Company’s annual budgeting process, the Company’s management prepared certain internal financial projections regarding the Company’s future operations for fiscal years 2020 through 2023 . . . . Subsequently, in connection with the Merger, the Company’s management prepared and provided to the Presidio Board, in connection with its evaluation of the Merger, and to LionTree, its financial advisor, in connection with its financial analyses . . . certain nonpublic, internal financial projections regarding the Company’s future operations for fiscal years 2020 through 2024. . . .” Proxy 41-42.

32. When soliciting proxies from shareholders, a company must furnish the information found in Schedule 14A (codified as 17 C.F.R. § 240.14a-101). Item 14 of Schedule 14A sets forth the information a company must disclose when soliciting proxies regarding mergers and acquisitions. In regard to financial information, companies are required to disclose “financial information required by Article 11 of Regulation S-X[,]” which includes Item 10 of Regulation S-K. See Item 14(7)(b)(11) of 17 C.F.R. § 240.14a-101.

33. Under Item 10 of Regulation S-K, companies are encouraged to disclose “management’s projections of future economic performance that have a reasonable basis and are presented in an appropriate format.” 17 C.F.R. § 229.10(b). Although the SEC recognizes the usefulness of disclosing projected financial metrics, the SEC cautions companies to “take care to assure that the choice of items projected is not susceptible of misleading inferences through selective projection of only favorable items.” 17 C.F.R. § 229.10(b)(2).

34. In order to facilitate investor understanding of the Company’s financial projections, the SEC provides companies with certain factors “to be considered in formulating and disclosing such projections[,]” including:

(i) When management chooses to include its projections in a Commission filing, the disclosures accompanying the projections should facilitate investor understanding of the basis for and limitations of projections. In this regard investors should be cautioned against attributing undue certainty to management’s assessment, and the Commission believes that investors would be aided by a statement indicating management’s intention regarding the furnishing of updated projections. The Commission also believes that investor understanding would be enhanced by disclosure of the assumptions which in management’s opinion are most significant to the projections or are the key factors upon which the financial results of the enterprise depend and encourages disclosure of assumptions in a manner that will provide a framework for analysis of the projection.

(ii) Management also should consider whether disclosure of the accuracy or inaccuracy of previous projections would provide investors with important insights into the limitations of projections. In this regard, consideration should be given to presenting the projections in a format that will facilitate subsequent analysis of the reasons for differences between actual and forecast results. An important benefit may arise from the systematic analysis of variances between projected and actual results on a continuing basis, since such disclosure may highlight for investors the most significant risk and profit-sensitive areas in a business operation.

17 C.F.R. § 229.10(b)(3) (emphasis added).

35. Here, Presidio shareholders would clearly find complete and non-misleading financial projections material in deciding how to vote, considering that in making its recommendation that shareholders vote in favor of the Proposed Transaction, the Board specifically relied on the financial forecasts in forming the belief that “the [$16.00 per share] [m]erger [c]onsideration represents the highest price per share of Common Stock that Parent was willing to pay and that the terms of the Merger Agreement include the most favorable terms to the Company, in the aggregate, to which Parent was willing to agree[.]” Proxy 31. Clearly, BC Partners was willing to pay more than $16.00 per share and disclosure of complete and non-misleading financial projections is necessary for shareholders to determine if the value of their Presidio shares are still undervalued by the new Merger Consideration.

36. As discussed further below, the non-GAAP financial projections here do not provide Presidio shareholders with a materially complete understanding of the assumptions and key factors considered in developing financial projections, which assumptions, factors and other inputs the Board reviewed.

The Financial Projections Relied on by the Board

37. The Proxy discloses that, “[i]n connection with the Company’s annual budgeting process, the Company’s management prepared certain internal financial projections regarding the Company’s future operations for fiscal years 2020 through 2023 . . . . Subsequently, in connection with the Merger, the Company’s management prepared and provided to the Presidio Board, in connection with its evaluation of the Merger, and to LionTree, its financial advisor, in connection with its financial analyses . . . certain nonpublic, internal financial projections regarding the Company’s future operations for fiscal years 2020 through 2024. . . .” Id. at 41-42.

38. The Proxy goes on to disclose, inter alia, forecasted values for projected non-GAAP (Generally Accepted Accounting Principles) financial metrics for (1) 2019 through 2024 for Total Adjusted EBITDA, (2) 2019 through 2023 for Pro Forma Adjusted Net Income and Adjusted Net Income, and (3) 2020 through 2024 for Unlevered Free Cash Flow, but fails to provide (i) the line items used to calculate these non-GAAP metrics nor (ii) a reconciliation of these non-GAAP projections to the most comparable GAAP measures. Id. at 43-44.

39. The Proxy defines Total Adjusted EBITDA as “net income (loss) plus (i) total depreciation and amortization, (ii) interest and other (income) expense and (iii) income tax expense (benefit), and further adjusted to eliminate noncash share-based compensation expense, purchase accounting adjustments, transaction costs, other costs and earnings from disposed business.” Id. at 44 n.1. Nevertheless, the Proxy fails to disclose the line items used to calculate Total Adjusted EBITDA, rendering the use of Total Adjusted EBITDA in the Proxy materially false and/or misleading. Id. at 44.

40. The Proxy describes Pro Formal Adjusted Net Income as reflecting changes to the Company’s Adjusted Net Income to “(i) show net after-tax interest savings associated with the borrowing of incremental term loans used for the redemption of the Company’s senior notes in January 2018, as if such transaction occurred on July 1, 2017, (ii) show lower after-tax interest expense associated with the Company’s term loan repricing completed in January 2018 as if such transaction occurred on July 1, 2017 and (iii) adjust results for the fiscal year ended June 30, 2019 for higher after-tax interest expense associated with incremental term loans in connection with the repurchase of 10,750,000 shares from Aegis.” Id. at 43 n.3 The Proxy goes on to define Adjusted Net Income as “net income (loss) adjusted to exclude (a) amortization of intangible assets, (b) amortization of debt issuance costs, (c) losses recognized on the disposal of businesses, (d) losses on extinguishment of debt, (e) noncash share-based compensation expense, (f) purchase accounting adjustments, (g) transaction costs, (h) other costs, (i) earnings from disposed businesses and (j) the income tax impact associated with the foregoing items to arrive at an appropriate effective tax rate on Adjusted Net Income and adjusted for the impact of permanently nondeductible expenses, the impact of tax-deductible goodwill and intangible assets resulting from certain historical acquisitions and the impact of discrete tax items.” Id. at 43-44 n.3. Nevertheless, the Proxy fails to disclose the line items used to calculate both Pro Forma Adjusted Net Income and Adjusted Net Income, rendering the use of both Pro Forma Adjusted Net Income and Adjusted Net Income in the Proxy materially false and/or misleading. Id. at 43.

41. The Proxy defines unlevered free cash flow (“UFCF”) as “Total Adjusted EBITDA, less taxes . . . , less capital expenditures, less stock based compensation, less cloud related cash pre-payments and adjusted for changes in net working capital and certain other items . . . .” Id. at 44 n.4. Nevertheless, the Proxy fails to disclose the line items used to calculate UFCF, rendering the use of UFCF in the Proxy materially false and/or misleading. Id. at 44.

42. Thus, the Proxy’s disclosure of these non-GAAP financial forecasts provides an incomplete and materially misleading understanding of the Company’s future financial prospects and the inputs and assumptions for which those prospects are based upon. It is clear that those inputs and assumptions were in fact forecasted and utilized in calculating the non-GAAP measures disclosed and relied on by the Board to recommend the Proposed Transaction in violation of Section 14(a) of the Exchange Act.

43. The financial projections disclosed on page 43-44 of the Proxy violate Section 14(a) of the Exchange Act because: (i) the use of such forecasted non-GAAP financial measures alone violates SEC Regulation G as a result of Defendants’ failure to reconcile those non-GAAP measures to their closest GAAP equivalent or otherwise disclose the specific financial assumptions and inputs used to calculate the non-GAAP measures; and (ii) they violate SEC Regulation 14a-9 because they are materially misleading, as shareholders are unable to discern the veracity of the financial projections.

44. As such, this information must be disclosed in order to cure the materially misleading disclosures regarding both the financial projections developed by the Company as well as the projections relied upon by the Company’s financial advisor.

The Financial Projections Violate Regulation G

45. The SEC has acknowledged that potential “misleading inferences” are exacerbated when the disclosed information contains non-GAAP financial measures1 and adopted Regulation G2 “to ensure that investors and others are not misled by the use of non-GAAP financial measures.”3

46. Defendants must comply with Regulation G. More specifically, the company must disclose the most directly comparable GAAP financial measure and a reconciliation (by schedule or other clearly understandable method) of the differences between the non-GAAP financial measure disclosed or released with the most comparable financial measure or measures calculated and presented in accordance with GAAP. 17 C.F.R. § 244.100. This is because the SEC believes “this reconciliation will help investors . . . to better evaluate the non-GAAP financial measures . . . . [and] more accurately evaluate companies’ securities and, in turn, result in a more accurate pricing of securities.”4

47. Moreover, the SEC has publicly stated that the use of non-GAAP financial measures can be misleading.5 Former SEC Chairwoman Mary Jo White has stated that the frequent use by publicly traded companies of unique company-specific non-GAAP financial measures (as Presidio included in the Proxy here) implicates the centerpiece of the SEC’s disclosures regime:

[1]

Non-GAAP financial measures are numerical measures of future financial performance that exclude amounts or are adjusted to effectively exclude amounts that are included in the most directly comparable GAAP measure. 17 C.F.R. § 244.101(a)(1).

[2]	Item 10 of Regulations S-K and S-B were amended to reflect the requirements of Regulation G.
[3]	SEC, Final Rule: Conditions for Use of Non-GAAP Financial Measures (Jan. 22, 2003), available at https://www.sec.gov/rules/final/33-8176.htm (“SEC, Final Rule”).
[4]	SEC, Final Rule.
[5]

See, e.g., Nicolas Grabar and Sandra Flow, Non-GAAP Financial Measures: The SEC’s Evolving Views, Harvard Law School Forum on Corporate Governance and Financial Regulation (June 24, 2016), available at https://corpgov.law.harvard.edu/2016/06/24/non-gaap-financial-measures-the-secs-evolving-views/; Gretchen Morgenson, Fantasy Math Is Helping Companies Spin Losses Into Profits, N.Y. Times, Apr. 22, 2016, available at http://www.nytimes.com /2016/04/24/business/fantasy-math-is-helping-companies-spin-losses-into-profits.html?_r=0.

In too many cases, the non-GAAP information, which is meant to supplement the GAAP information, has become the key message to investors, crowding out and effectively supplanting the GAAP presentation. Jim Schnurr, our Chief Accountant, Mark Kronforst, our Chief Accountant in the Division of Corporation Finance and I, along with other members of the staff, have spoken out frequently about our concerns to raise the awareness of boards, management and investors. And last month, the staff issued guidance addressing a number of troublesome practices which can make non-GAAP disclosures misleading: the lack of equal or greater prominence for GAAP measures; exclusion of normal, recurring cash operating expenses; individually tailored non-GAAP revenues; lack of consistency; cherry-picking; and the use of cash per share data. I strongly urge companies to carefully consider this guidance and revisit their approach to non-GAAP disclosures. I also urge again, as I did last December, that appropriate controls be considered and that audit committees carefully oversee their company’s use of non-GAAP measures and disclosures.6

48. The SEC has required compliance with Regulation G, including reconciliation requirements in other merger transactions. Compare Youku Tudou Inc., et al., Correspondence to SEC 5 (Jan. 11, 2016) (Issuer arguing that Rule 100(d) of Regulation G does not apply to non-GAAP financials relating to a business combination),7 with Youku Tudou Inc., et al., SEC Staff Comment Letter 1 (Jan. 20, 2016) (“[The SEC] note[s] that your disclosure of projected financial information is not in response to the requirements of, or pursuant to, Item 1015 of Regulation M-A and is thus not excepted from Rule 100 of Regulation G.”);8 see Harbin Electric, Inc., Correspondence to SEC 29 (Aug. 12, 2011) (“Pursuant to the requirements of Regulation G, we have added a reconciliation of actual and projected EBIT to GAAP net income . . . .”).9

[6]

Mary Jo White, Keynote Address, International Corporate Governance Network Annual Conference: Focusing the Lens of Disclosure to Set the Path Forward on Board Diversity, Non- GAAP, and Sustainability (June 27, 2016), available at https://www.sec.gov/news/speech/chair-white-icgn-speech.html (emphasis added) (footnotes omitted).

[7]	Available at https://www.sec.gov/Archives/edgar/data/1442596/000110465916089133/ filename1.htm.
[8]	Available at https://www.sec.gov/Archives/edgar/data/1442596/000000000016062042/ filename1.pdf.
[9]

Available at https://www.sec.gov/Archives/edgar/data/1266719/000114420411046281/ filename1.htm. See also Actel Corporation, SEC Staff Comment Letter 2 (Oct. 13, 2010) (“Opinion of Actel’s Financial Advisor, page 24 This section includes non-GAAP financial measures. Please revise to provide the disclosure required by Rule 100 of Regulation G.”), available at https://www.sec.gov/Archives/edgar/data/907687/000000000010060087/filename 1.pdf. See also The Spectranetics Corp., SEC Staff Comment Letter 1 (July 18, 2017) (“Item 4. The Solicitation or Recommendation Certain Spectranetics Forecasts, page 39 [P]rovide the reconciliation required under Rule 100(a) of Regulation G”), available at https://www.sec.gov/Archives/edgar/data/789132/000000000017025180/filename1.pdf. The SEC Office of Mergers and Acquisitions applied Regulation G in these transactions and reflect the SEC’s official position. Any claim that the SEC has officially sanctioned the use of non-GAAP financial forecasts for business combinations when the Board itself created and relied on such non-GAAP forecasts to recommend a transaction such at the Proposed Transaction is incorrect. The SEC’s website provides certain unofficial guidance for certain matters, called Compliance and Disclosure Interpretations (“C&DI’s”) which through the use of Q&As reflect the views of particular SEC staff and on which certain issuers have in the past claimed an exemption from Regulation G. The SEC itself expressly disclaims C&DI’s as they are not regulations that have been reviewed by the SEC, and the SEC expressly states that they are not binding and should not be relied on. See www.sec.gov/divisions/corpfin/cfguidance.shtml (modified Nov. 7, 2018).

49. Compliance with Regulation G is mandatory under Section 14(a), and non-compliance constitutes a violation of Section 14(a). Thus, in order to bring the Proxy into compliance with Regulation G, Defendants must provide a reconciliation of the non-GAAP financial measures to their respective most comparable GAAP financial measures.

The Financial Projections are Materially Misleading and Violate SEC Rule 14a-9

50. In addition to the Proxy’s violation of Regulation G, the lack of reconciliation or, at the very least, the line items utilized in calculating the non-GAAP measures render the financial forecasts disclosed materially misleading as shareholders are unable to understand the differences between the non-GAAP financial measures and their respective most comparable GAAP financial measures. Nor can shareholders compare the Company’s financial prospects with similarly situated companies.

51. Such projections are necessary to make the non-GAAP projections included in the Proxy not misleading for the reasons discussed above.

52. As such, financial projections are plainly material, and shareholders would clearly want a complete and non-misleading understanding of those projections.

53. In order to cure the materially misleading nature of the projections under SEC Rule 14a-9 as a result of the omitted information on pages 43-44, Defendants must provide a reconciliation table of the non-GAAP financial measures to the most comparable GAAP measures.

The Materially Misleading Financial Analyses

54. The summary of the valuation methodologies utilized by LionTree, including the utilization of certain of the non-GAAP financial projections described above by LionTree in connection with its valuation analyses, (id. at 35) is misleading and in violation of Regulation 14a-9. The opacity concerning the Company’s internal projections renders the valuation analyses described below materially incomplete and misleading, particularly as companies formulate non-GAAP metrics differently. Once a proxy discloses internal projections relied upon by the Board, those projections must be complete and accurate.

55. With respect to LionTree’s Discounted Cash Flow Analysis, the Proxy states that LionTree calculated the estimated net present value of the unlevered, after-tax free cash flows that Presidio was forecasted to generate for the five financial years ending June 30, 2024 based upon the forecasts. Id. at 40. LionTree calculated a range of terminal values by applying a multiple range of 7.0x to 9.0x to the Company’s projected fiscal year 2024 estimated EBITDA. Id. LionTree used an 8.2% to 10.2% discount rate, which reflected Presidio’s weighted average cost of capital. Id. LionTree then adjusted the equity values by subtracting the Company’s net debt and dividing by the number of diluted shares outstanding to get the implied per share equity value. Id.

56. The Proxy does not disclose the inputs used to calculate the Company’s unlevered free cash flows, the range of terminal values, any of the inputs that went into calculating the Company’s weighted average cost of capital, the inputs and assumptions that went into the selection of the terminal multiple range of 7.0x to 9.0x nor the number of fully diluted shares of Presidio outstanding.

57. Since information was omitted, shareholders are unable to discern the veracity of LionTree’s Discounted Cash Flow Analysis. Without further disclosure, shareholders are unable to compare LionTree’s calculations with the Company’s financial projections. The absence of any single piece of the above information renders LionTree’s Discounted Cash Flow Analysis incomplete and misleading. Thus, the Company’s shareholders are being materially misled regarding the value of the Company.

58. As a highly-respected professor explained in one of the most thorough law review articles regarding the fundamental flaws with the valuation analyses bankers perform in support of fairness opinions, in a discounted cash flow analysis a banker takes management’s projections and then makes several key choices “each of which can significantly affect the final valuation.” Steven M. Davidoff, Fairness Opinions, 55 Am. U.L. Rev. 1557, 1576 (2006). Such choices include “the appropriate discount rate, and the terminal value . . . ” Id. (footnote omitted). As Professor Davidoff explains:

There is substantial leeway to determine each of these, and any change can markedly affect the discounted cash flow value . . . The substantial discretion and lack of guidelines and standards also makes the process vulnerable to manipulation to arrive at the “right” answer for fairness. This raises a further dilemma in light of the conflicted nature of the investment banks who often provide these opinions [•]

Id. at 1577-78 (footnotes omitted).

59. The omitted information is particularly important because LionTree calculated an implied per share equity range of $14.99 to $21.30 compared to the prior merger consideration of $16.00 and the amended Merger Consideration of $16.60. Proxy 40. Both the old and the current Merger Consideration are on the low end of LionTree’s analysis. Without the omitted information, shareholders cannot be sure that the current Merger Consideration adequately values their investment in the Company.

60. Thus, in order for Presidio shareholders to become fully informed regarding the fairness of the Merger Consideration, the material omitted information must be disclosed to shareholders.

61. In sum, the Proxy independently violates both: (i) Regulation G, which requires a presentation and reconciliation of any non-GAAP financial to their most directly comparable GAAP equivalent; and (ii) Rule 14a-9, since the material omitted information renders certain statements, discussed above, materially incomplete and misleading. As the Proxy independently contravenes the SEC rules and regulations, Defendants violated Section 14(a) and Section 20(a) of the Exchange Act by filing the Proxy to garner votes in support of the Proposed Transaction from Presidio shareholders.

62. Absent disclosure of the foregoing material information prior to the special shareholder meeting to vote on the Proposed Transaction, Plaintiff and the other members of the Class will not be able to make a fully-informed decision regarding whether to vote in favor of the Proposed Transaction, and they are thus threatened with irreparable harm, warranting the injunctive relief sought herein.

63. Further, failure to remedy the deficient Proxy and consummate the Proposed Transaction will directly and proximately cause damages and actual economic loss to shareholders (i.e. the difference between the value to be received as a result of the Proposed Transaction and the true value of their shares prior to the merger), in an amount to be determined at trial, to Plaintiff and the Class.

COUNT I

(Against All Defendants for Violations of Section 14(a) of the Exchange Act and

17 C.F.R. § 244.100 Promulgated Thereunder)

64. Plaintiff incorporates each and every allegation set forth above as if fully set forth herein.

65. Section 14(a)(1) of the Exchange Act makes it “unlawful for any person, by the use of the mails or by any means or instrumentality of interstate commerce or of any facility of a national securities exchange or otherwise, in contravention of such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors, to solicit or to permit the use of his name to solicit any proxy or consent or authorization in respect of any security (other than an exempted security) registered pursuant to section 78l of this title.” 15 U.S.C. § 78n(a)(1).

66. As set forth above, the Proxy omits information required by SEC Regulation G, 17 C.F.R. § 244.100, which independently violates Section 14(a). SEC Regulation G, among other things, requires an issuer that chooses to disclose a non-GAAP measure to provide a presentation of the “most directly comparable” GAAP measure and a reconciliation “by schedule or other clearly understandable method” of the non-GAAP measure to the “most comparable” GAAP measure. 17 C.F.R. § 244.100(a).

67. The failure to reconcile the non-GAAP financial measures included in the Proxy violates Regulation G and constitutes a violation of Section 14(a).

68. As a direct and proximate result of the dissemination of the false and/or misleading Proxy Defendants used to recommend that shareholders approve the Proposed Transaction, Plaintiff and the Class will suffer damages and actual economic losses (i.e. the difference between the value they will receive as a result of the Proposed Transaction and the true value of their shares prior to the merger) in an amount to be determined at trial and are entitled to such equitable relief as the Court deems appropriate, including rescissory damages.

COUNT II

(Against All Defendants for Violations of Section 14(a) of the Exchange Act and

Rule 14a-9 Promulgated Thereunder)

69. Plaintiff incorporates each and every allegation set forth above as if fully set forth herein.

70. SEC Rule 14a-9 prohibits the solicitation of shareholder votes in registration statements that contain “any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading[.]” 17 C.F.R. § 240.14a-9(a).

71. Regulation G similarly prohibits the solicitation of shareholder votes by “mak[ing] public a non-GAAP financial measure that, taken together with the information accompanying that measure . . . contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the presentation of the non-GAAP financial measure . . . not misleading.” 17 C.F.R. § 244.100(b) (emphasis added).

72. Defendants have issued the Proxy with the intention of soliciting shareholder support for the Proposed Transaction. Each of the Defendants reviewed and authorized the dissemination of the Proxy, which fails to provide critical information regarding, amongst other things, the financial projections for the Company.

73. In so doing, Defendants made untrue statements of fact and/or omitted material facts necessary to make the statements made not misleading. Each of the Individual Defendants, by virtue of their roles as directors and/or officers, were aware of the omitted information but failed to disclose such information, in violation of Section 14(a). The Individual Defendants were therefore negligent, as they had reasonable grounds to believe material facts existed that were misstated or omitted from the Proxy but nonetheless failed to obtain and disclose such information to shareholders although they could have done so without extraordinary effort.

74. The Individual Defendants knew or were negligent in not knowing that the Proxy is materially misleading and omits material facts that are necessary to render it not misleading. The Individual Defendants undoubtedly reviewed and relied upon the omitted information identified above in connection with their decision to approve and recommend the Proposed Transaction.

75. The Individual Defendants knew or were negligent in not knowing that the material information identified above has been omitted from the Proxy, rendering the sections of the Proxy identified above to be materially incomplete and misleading.

76. The Individual Defendants were, at the very least, negligent in preparing and reviewing the Proxy. The preparation of a registration statement by corporate insiders containing materially false or misleading statements or omitting a material fact constitutes negligence. The Individual Defendants were negligent in choosing to omit material information from the Proxy or failing to notice the material omissions in the Proxy upon reviewing it, which they were required to do carefully as the Company’s directors. Indeed, the Individual Defendants were intricately involved in the process leading up to the signing of the Merger Agreement and the preparation of the Company’s financial projections.

77. Presidio is also deemed negligent as a result of the Individual Defendants’ negligence in preparing and reviewing the Proxy.

78. The misrepresentations and omissions in the Proxy are material to Plaintiff and the Class, who will be deprived of their right to cast an informed vote if such misrepresentations and omissions are not corrected prior to the vote on the Proposed Transaction.

79. As a direct and proximate result of the dissemination of the false and/or misleading Proxy Defendants used to recommend that shareholders approve the Proposed Transaction, Plaintiff and the Class will suffer damages and actual economic losses (i.e. the difference between the value they will receive as a result of the Proposed Transaction and the true value of their shares prior to the merger) in an amount to be determined at trial and are entitled to such equitable relief as the Court deems appropriate, including rescissory damages.

COUNT III

(Against the Individual Defendants for Violations

of Section 20(a) of the Exchange Act)

80. Plaintiff incorporates each and every allegation set forth above as if fully set forth herein.

81. The Individual Defendants acted as controlling persons of Presidio within the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as directors and/or officers of Presidio, and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the incomplete and misleading statements contained in the Proxy filed with the SEC, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that Plaintiff contends are materially incomplete and misleading.

82. Each of the Individual Defendants was provided with or had unlimited access to copies of the Proxy and other statements alleged by Plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause the statements to be corrected.

83. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company and, therefore, is presumed to have had the power to control or influence the particular transactions giving rise to the Exchange Act violations alleged herein and exercised the same. The Proxy at issue contains the unanimous recommendation of each of the Individual Defendants to approve the Proposed Transaction. They were thus directly involved in preparing the Proxy.

84. In addition, as the Proxy sets forth at length, and as described herein, the Individual Defendants were involved in negotiating, reviewing, and approving the Merger Agreement. The Proxy purports to describe the various issues and information that the Individual Defendants reviewed and considered. The Individual Defendants participated in drafting and/or gave their input on the content of those descriptions.

85. By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act.

86. As set forth above, the Individual Defendants had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) and Rule 14a-9 by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these Defendants are liable pursuant to Section 20(a) of the Exchange Act. As a direct and proximate result of Individual Defendants’ conduct, Plaintiff and the Class will be irreparably harmed.

PRAYER FOR RELIEF

WHEREFORE, Plaintiff prays for judgment and relief as follows:

A. Declaring that this action is properly maintainable as a Class Action and certifying Plaintiff as Class Representative and his counsel as Class Counsel;

B. Enjoining Defendants and all persons acting in concert with them from proceeding with the shareholder vote on the Proposed Transaction or consummating the Proposed Transaction, unless and until the Company discloses the material information discussed above which has been omitted from the Proxy;

C. Directing Defendants to account to Plaintiff and the Class for all damages sustained as a result of their wrongdoing and to award damages arising from proceeding with the Proposed Transaction;

D. Awarding Plaintiff the costs and disbursements of this action, including reasonable attorneys’ and expert fees and expenses; and

E. Granting such other and further relief as this Court may deem just and proper.

JURY DEMAND

Plaintiff demands a trial by jury on all issues so triable.

Dated: October 4, 2019

Respectfully submitted,

FARUQI & FARUQI, LLP

By:	/s/ James M. Wilson, Jr.

Nadeem Faruqi
James M. Wilson, Jr. 685 Third Avenue, 26th Floor
New York, NY 10017
Tel.: (212) 983-9330
Fax: (212) 983-9331
Email: nfaruqi@faruqilaw.com jwilson@faruqilaw.com

Counsel for Plaintiff

CERTIFICATION OF PROPOSED LEAD PLAINTIFF

I, Walter Rice (“Plaintiff”), declare, as to the claims asserted under the federal securities laws, that:

1.	Plaintiff has reviewed a draft complaint against Presidio, Inc. (“Presidio”) and its board of directors and has authorized the filing of a complaint substantially similar to the one I reviewed.

2.	Plaintiff selects Faruqi & Faruqi, LLP and any firm with which it affiliates for the purpose of prosecuting this action as my counsel for purposes of prosecuting my claim against defendants.

3.

Plaintiff did not purchase the security that is the subject of the complaint at the direction of Plaintiff’s counsel or in order to participate in any private action arising under the federal securities laws.

4.	Plaintiff is willing to serve as a representative party on behalf of a class, including providing testimony at deposition and trial, if necessary.

5.	Plaintiff’s transactions in Presidio’s securities that are the subject of the complaint during the class period specified in the complaint are set forth in the chart attached hereto.

6.

In the past three years, Plaintiff has not sought to serve nor has served as a representative party on behalf of a class in an action filed under the federal securities laws, except as specified below:

7.

Plaintiff will not accept any payment for serving as a representative party on behalf of a class beyond plaintiff’s pro rata share of any recovery, except such reasonable costs and expenses (including lost wages) directly relating to the representation of the Class as ordered or approved by the Court.

I declare under penalty of perjury under the laws of the United States that the foregoing information is correct to the best of my knowledge.

Signed this 1st day of October, 2019.

/s/ Walter Rice
Walter Rice

Transaction (Purchase or Sale)	Trade Date	Quantity
Purchase	03/29/19	500

Exhibit 99.4

Joel E. Elkins (SBN 256020)
1	jelkins@weisslawllp.com
WEISSLAW LLP
2	9107 Wilshire Blvd., Suite 450
Beverly Hills, CA 90210
3	Telephone: 310/208-2800
Facsimile: 310/209-2348
4
Attorneys for Plaintiff
5
6
7
8	UNITED STATES DISTRICT COURT

9	NORTHERN DISTRICT OF CALIFORNIA
10
11	STEPHEN BUSHANSKY, on Behalf of	)	Case No.
	Himself and All Others Similarly Situated,	)
12		)
	Plaintiff,	)
13		)	CLASS ACTION COMPLAINT
		)	FOR VIOLATIONS OF THE
14	vs.	)	FEDERAL SECURITIES LAWS
)
15	PRESIDIO, INC., ROBERT CAGNAZZI,	)	JURY TRIAL DEMANDED
	HEATHER BERGER, CHRISTOPHER L.	)
16	EDSON, SALIM HIRJI, STEVEN LERNER,	)
	MATTHEW H. NORD, PANKAJ PATEL,	)
17	MICHAEL REISS, and TODD H. SIEGEL,	) )
18		)
	Defendants.	)
19
)
20
)
21
22	Plaintiff Stephen Bushansky (“Plaintiff”), on behalf of himself and all others similarly
23	situated, upon information and belief, including an examination and inquiry conducted by and through
24	his counsel, except as to those allegations pertaining to Plaintiff, which are alleged upon personal
25	belief, alleges the following for his Class Action Complaint:
26
27
28

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	NATURE OF THE ACTION

2	This is a stockholder class action brought by Plaintiff on behalf of himself and all other public
3	stockholders of Presidio, Inc. (“Presidio” or the “Company”) against Presidio and the members of
4	Presidio’s Board of Directors (the “Board” or the “Individual Defendants”) for their violations of
5	Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), 15 U.S.C.
6	§§ 78n(a), 78t(a), and U.S. Securities and Exchange Commission (“SEC”) Rule 14a-9, 17 C.F.R.
7	§ 240.14a-9, and to enjoin the vote on a proposed transaction, pursuant to which Presidio will be
8	acquired by BC Partners Advisors L.P. (“BC Partners”) through BCEC — Port Holdings (Delaware),
9	LP (“Parent”) and Port Merger Sub, Inc. (“Merger Sub”) (the “Proposed Transaction”).
10
11	2. On August 14, 2019, Presidio issued a press release announcing that it had entered into
12	an Agreement and Plan of Merger (as amended on September 25, 2019, the “Merger Agreement”)
13	to sell Presidio to BC Partners. Under the terms of the Merger Agreement, each Presidio stockholder
14	will receive $16.60 in cash for each share of Presidio common stock they own (the “Merger
15	Consideration”).
16
17	3. On October 7, 2019, Presidio filed a Schedule 14A Definitive Proxy Statement (the
18	“Proxy Statement”) with the SEC. The Proxy Statement, which recommends that Presidio
19	stockholders vote in favor of the Proposed Transaction, omits or misrepresents material information
20	concerning, among other things: (i) the background process leading to the Proposed Transaction; (ii)
21	Company insiders’ potential conflicts of interest; and (iii) the Company’s financial projections and
22	the data and inputs underlying the financial valuation analyses that support the fairness opinion
23	provided by Presidio’s financial advisor, LionTree Advisors LLC (“LionTree”). Defendants
24	authorized the issuance of the false and misleading Proxy Statement in violation of Sections 14(a)
25	and 20(a) of the Exchange Act.
26
27
28

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	4. In short, unless remedied, Presidio’s public stockholders will be irreparably harmed
2	because the Proxy Statement’s material misrepresentations and omissions prevent them from making
3	a sufficiently informed voting or appraisal decision on the Proposed Transaction. Plaintiff seeks to
4	enjoin the stockholder vote on the Proposed Transaction unless and until such Exchange Act
5	violations are cured.
6
7	JURISDICTION AND VENUE

8	5. This Court has jurisdiction over the claims asserted herein for violations of Sections
9	14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder pursuant to Section 27
10	of the Exchange Act, 15 U.S.C. § 78aa, and 28 U.S.C. §1331 (federal question jurisdiction).

11	6. The Court has jurisdiction over defendants because each defendant is either a
12	corporation that conducts business in and maintains operations in this District, or is an individual who
13	has sufficient minimum contacts with this District so as to render the exercise of jurisdiction by this
14	Court permissible under traditional notions of fair play and substantial justice.
15
16	7. Venue is proper in this District under Section 27 of the Exchange Act, 15 U.S.C. §
17	78aa, as well as under 28 U.S.C. § 1391 because: (i) the Company’s West Coast Area Headquarters
18	are located in this District; (ii) one or more of the defendants either resides in or maintains executive
19	offices in this District; and (iii) defendants have received substantial compensation in this District by
20	doing business here and engaging in numerous activities that had an effect in this District.
21
22	THE PARTIES

23	8. Plaintiff is, and has been at all times relevant hereto, a continuous stockholder of
24	Presidio.
25
26	9. Defendant Presidio is a Delaware corporation, with its principal executive offices
27	located at One Penn Plaza, Suite 2832, New York, New York 10119 and its West Coast Area
28	Headquarters located at 5000 Hopyard Road, Suite 188, Pleasanton, California 94588. The Company

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	is a leading North American information technology (“IT”) solutions provider delivering Digital
2	Infrastructure, Cloud and Security solutions to create agile, secure infrastructure platforms for
3	commercial and public sector customers. Presidio’s common stock trades on the NASDAQ Global
4	Select Market under the ticker symbol “PSDO.”

5	10. Defendant Robert Cagnazzi (“Cagnazzi”) has been Chief Executive Officer (“CEO”)
6	of the Company since 2012, Chairman of the Board since 2017, and a director of the Company since
7	2015.
8
9	11. Defendant Heather Berger (“Berger”) has been a director of the Company since 2017.
10	Defendant Berger is also a Partner of Apollo Global Management, LLC (together with its subsidiaries,
11	“Apollo”), the Company’s largest stockholder which owns approximately 42% of Presidio’s
12	outstanding shares.

13	12. Defendant Christopher L. Edson (“Edson”) has been a director of the Company since
14	2015 and of the predecessor to the Company since 2014.
15
16	13. Defendant Salim Hirji (“Hirji”) has been a director of the Company since 2017.
17	Defendant Hirji is also a Principal of Apollo.

18	14. Defendant Steven Lerner (“Lerner”) has been a director of the Company since 2017.

19	15. Defendant Matthew H. Nord (“Nord”) has been a director of the Company since 2015
20	and of the predecessor to the Company since 2014. Defendant Nord is also a Senior Partner of Apollo.

21	16. Defendant Pankaj Patel (“Patel”) has been a director of the Company since 2016.
22
17. Defendant Michael Reiss (“Reiss”) has been a director of the Company since 2017.
23	Defendant Reiss is also a Partner of Apollo.
24
25	18. Defendant Todd H. Siegel (“Siegel”) has been a director of the Company since 2015.
26
27	19. Defendants identified in paragraphs 10-18 are referred to herein as the “Board” or the
28	“Individual Defendants.”

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	OTHER RELEVANT ENTITIES

2	20. BC Partners, headquartered in London, England, is a leading international investment
3	firm with over €22 billion of assets under management in private equity, private credit and real estate.
4
5	21. Parent is a Delaware limited partnership and an affiliate of investment funds advised
6	by BC Partners. Parent’s principal executive offices are located at 650 Madison Avenue, New York,
7	New York 10022.

8	22. Merger Sub is a Delaware corporation and an indirect wholly owned subsidiary of
9	Parent. Merger Sub’s principal executive offices are located at 650 Madison Avenue, New York,
10	New York 10022.
11
12	CLASS ACTION ALLEGATIONS
13
14	23. Plaintiff brings this action as a class action pursuant to Rule 23 of the Federal Rules
15	of Civil Procedure on behalf of all persons and entities that own Presidio common stock (the “Class”).
16	Excluded from the Class are defendants and their affiliates, immediate families, legal representatives,
17	heirs, successors or assigns and any entity in which defendants have or had a controlling interest.
18
19	24. Plaintiff’s claims are properly maintainable as a class action under Rule 23 of the
20	Federal Rules of Civil Procedure.
21
22	25. The Class is so numerous that joinder of all members is impracticable. While the exact
23	number of Class members is unknown to Plaintiff at this time and can only be ascertained through
24	discovery, Plaintiff believes that there are thousands of members in the Class. As of September 27,
25	2019, there were approximately 83,337,147 shares of Company common stock outstanding. All
26	members of the Class may be identified from records maintained by Presidio or its transfer agent and
27	may be notified of the pendency of this action by mail, using forms of notice similar to those
28	customarily used in securities class actions.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	26. Questions of law and fact are common to the Class and predominate over questions
2	affecting any individual Class member, including, inter alia:

3	a) Whether defendants have violated Section 14(a) of the Exchange Act and Rule
4	14a-9 promulgated thereunder;

5	b) Whether the Individual Defendants have violated Section 20(a) of the
6	Exchange Act; and
7
8	c) Whether Plaintiff and the other members of the Class would suffer irreparable
9	injury were the Proposed Transaction consummated.

10	27. Plaintiff will fairly and adequately protect the interests of the Class, and has no
11	interests contrary to or in conflict with those of the Class that Plaintiff seeks to represent. Plaintiff
12	has retained competent counsel experienced in litigation of this nature.

13	28. A class action is superior to all other available methods for the fair and efficient
14	adjudication of this controversy. Plaintiff knows of no difficulty to be encountered in the management
15	of this action that would preclude its maintenance as a class action.
16
17	29. Defendants have acted on grounds generally applicable to the Class with respect to the
18	matters complained of herein, thereby making appropriate the relief sought herein with respect to the
19	Class as a whole.
20
21	SUBSTANTIVE ALLEGATIONS

22	Background of the Company

23	30. Presidio, formerly known as Aegis Holdings, Inc. provides IT solutions to the middle
24	market in North America, with a specific focus on Digital Infrastructure, Cloud and Security
25	Solutions. The Company offers digital infrastructure solutions that enable clients to deploy IT
26	infrastructure, as well as focuses on networking, collaboration, enterprise mobility, Internet of Things,
27	and data analytics. It also provides cloud infrastructure solutions through converged infrastructure,
28

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	server, storage, support, and capacity-on-demand economic models, as well as cloud-managed
2	services. In addition, Presidio is involved in assessing, designing, implementing, managing, and
3	maintaining information security solutions that protect customers’ critical business data; and
4	provision of risk assessments, detailed reporting, ongoing reviews, process and program
5	development, and training services. Presidio also offers cyber risk management, infrastructure
6	security, and managed security solutions; and professional, managed, and support services, including
7	strategy, consulting, design, and implementation. As of June 30, 2019, the Company served
8	approximately 7,900 middle-market, large, and government organizations across a diverse range of
9	industries, including healthcare, government, financial services, education, and professional services.
10
11	31. On May 8, 2019, Presidio announced its third quarter fiscal 2019 financial results,
12	including revenue of $750.2 million, a 7.9% increase over the third quarter of 2018, with product
13	revenue up 8.7% and service revenue up 4.8%. Pro Forma Adjusted Net Income was $29.0 million,
14	an increase of 8.2% over the prior year and Pro Forma Adjusted Diluted EPS was $0.34, an increase
15	of 21.4% over the prior year. Defendant Cagnazzi commented on the positive results, stating:
16
17

We are extremely pleased with our third quarter results, where we delivered revenue growth of 7.9%. The growth in revenue was broad-based across all three of our solution areas reflecting our clients’ increasing demand for Presidio’s assistance to digitally transform their businesses. In addition, our strong cash flow allowed us to prepay an additional $25.0 million of our outstanding term loans, bringing year-to- date voluntary prepayments to $75.0 million. We continue to evaluate all accretive uses for the capital we generate, including investing in new business offerings organically and continuing our strategic program of M&A inorganically We believe these results highlight the effectiveness of our multi-cloud, multi-vendor strategy, which drives deep relationships with our clients. We have successfully leveraged these relationships into our new offerings including: public cloud, managed security services and software-defined networking projects. Based on our strong performance in the third quarter, we have raised our revenue outlook for Fiscal 2019, as we now expect total revenue growth of 6% to 8% for the full year. Furthermore, we are pleased to announce our Board of Directors has declared a quarterly cash dividend of $0.04 per share to be paid in July 2019. We believe our 9.3% total revenue growth for the year-to-date period demonstrates the execution of our strategic growth initiatives as we continue to capitalize on our favorable free cash flow profile to drive shareholder value creation...

18
19
20
21
22
23
24
25
26
27
28

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	The Proposed Transaction

2	32. On August 14, 2019, Presidio issued a press release announcing the Proposed Transaction. The press
3	release states, in relevant part:
4
5

NEW YORK, Aug. 14, 2019 (GLOBE NEWSWIRE) — Presidio, Inc. (NASDAQ:PSDO) (together with its subsidiaries, “Presidio” or the “Company”), a leading North American IT solutions provider delivering Digital Infrastructure, Cloud and Security solutions to create agile, secure infrastructure platforms for commercial and public sector customers, today announced it has entered into a definitive agreement to be acquired by funds advised by BC Partners, a leading international investment firm, in an all-cash transaction valued at approximately $2.1 billion, including Presidio’s net debt.

Under the terms of the agreement, Presidio stockholders will receive $16.00 in cash for each share of Presidio common stock they own. The purchase price represents a premium of 21.3% over Presidio’s closing stock price of $13.19 on August 13, 2019, and a premium of 18.3% over the Company’s 60-day volume-weighted average share price leading up to this announcement. The Presidio Board of Directors unanimously approved the agreement with BC Partners and recommends that Presidio stockholders vote in favor of the transaction.

6
7
8
9
10
11
12
13
14
15

“We believe this transaction will provide immediate and substantial value to Presidio stockholders, while providing us with a partner that can add strategic and operational expertise to our business, with a focus on executing our long-term strategy,” commented Bob Cagnazzi, Chief Executive Officer of Presidio. “Over the last several years, Presidio has become the leader in designing, developing, deploying and managing agile secure IT infrastructures that drive real business value for thousands of commercial and public sector entities across the United States,” said Fahim Ahmed, lead deal Partner of BC Partners. “We look forward to supporting the Company in its next phase of growth.”

16
17
18
19
20
21

“Presidio fits squarely with our key investment priorities. Its markets benefit from secular growth, as IT systems and networks have become increasingly complex. It is well positioned as a leader in a fragmented industry, offering scope for further expansion. We’re excited to partner with Bob and his team to support the future growth of the business,” said Raymond Svider, Partner and Chairman of BC Partners.

22
23

24	TRANSACTION DETAILS

25

Closing of the transaction is subject to customary conditions, including approval by the holders of a majority of the outstanding shares of Presidio common stock, expiration or early termination of the applicable waiting period under the Hart-Scott- Rodino Antitrust Improvements Act of 1976, and other required regulatory approvals, including approval from CFIUS. AP VIII Aegis Holdings, L.P., an affiliate of

26
27
28

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1

investment funds managed by affiliates of Apollo Global Management, LLC, which owns approximately 42% of the outstanding shares of Presidio common stock, has entered into a voting agreement with BC Partners, pursuant to which it has agreed, among other things, to vote its shares of Presidio common stock in favor of the merger, and against any competing transaction, so long as, among other things, the Presidio board continues to recommend that Presidio stockholders vote in favor of the merger.

2
3

4	Presidio expects to continue to pay its regular quarterly dividend of $0.04 per share, during the pendency of
5	the transaction.

6	The parties expect the transaction to close in the fourth quarter of 2019. Upon completion of the transaction,
7	Presidio will become a privately held company, and its common stock will no longer be listed on the NASDAQ stock market.

8	Under the terms of the definitive merger agreement, Presidio’s Board and advisors may actively initiate,
9

solicit and consider alternative acquisition proposals during a 40-day “go shop” period starting from the date of the definitive agreement. Presidio will have the right to terminate the merger agreement to accept a superior proposal subject to the terms and conditions of the merger agreement. There can be no assurances that this process will result in a superior proposal, and Presidio does not intend to disclose developments with respect to this solicitation process unless and until Presidio’s Board makes a determination requiring further disclosure.

Fully committed debt financing for the transaction will be provided by Citi, JPMorgan Chase Bank, N.A. and RBC Capital Markets.

10
11
12
13
14

15	LionTree Advisors is acting as financial advisor to Presidio, and Wachtell, Lipton, Rosen & Katz is acting as
16	its legal counsel. Citi, J.P. Morgan Securities LLC and RBC Capital Markets are acting as financial advisors and Kirkland & Ellis LLP is acting as legal counsel to BC Partners.
17

18	33. On September 26, 2019, Presidio issued a press release announcing an increase to the
19	Merger Consideration as a result of the go-shop process. The press release states, in relevant part:
20
21

NEW YORK, Sept. 26, 2019 — As previously announced, on August 14, 2019, Presidio (NASDAQ: PSDO) entered into an Agreement and Plan of Merger (the “Merger Agreement”) to be acquired by funds advised by BC Partners in an all-cash transaction valued at approximately $2.1 billion, including Presidio’s net debt.

22
23
24
25

Under the terms of the Merger Agreement, the Presidio Board of Directors (the “Presidio Board”) and advisors were permitted to actively initiate, solicit and consider alternative acquisitions proposals from third parties during the “go shop” period which ended at 11:59 p.m. New York time on September 23, 2019.

26
27
28

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1 2

Presidio today announced that in response to an alternative acquisition proposal received during the go-shop period, the Company and BC Partners agreed to an amendment to the Merger Agreement to increase the per-share consideration payable to Presidio’s stockholders to $16.60 per share from $16.00 per share, a 3.75% increase.

3	The Presidio Board continues to recommend that Presidio stockholders vote in favor of the transaction with BC Partners and the amended merger agreement.
4

5	LionTree Advisors is acting as financial advisor to Presidio, and Wachtell, Lipton, Rosen & Katz is acting as its legal counsel.
6

Insiders’ Interests in the Proposed Transaction
7
8	34. Presidio insiders are the primary beneficiaries of the Proposed Transaction, not the
9	Company’s public stockholders. The Board and the Company’s executive officers are conflicted
10	because they will have secured unique benefits for themselves from the Proposed Transaction not
11	available to Plaintiff and the public stockholders of Presidio.
12
13	35. Notably, while Presidio’s stockholders are being cashed out and will lose the
14	opportunity to benefit from Presidio’s current and future prospects, certain executives have agreed to
15	roll over portions of their equity positions in the Company. Pursuant to a rollover agreement,
16	defendant Cagnazzi agreed to contribute a total of 363,656 shares of Presidio common stock in
17	exchange for a number of Class A-2 limited partnership units with an aggregate value of $6,036,690.
18	In addition, in connection with the Proposed Transaction, Parent entered into a cash investment
19	subscription agreement with defendant Cagnazzi, pursuant to which defendant Cagnazzi agreed to
20	purchase a number of Class A-2 limited partnership units in Parent having an aggregate value equal
21	to two-thirds of the aggregate cash consideration he will receive in the Proposed Transaction in
22	respect of his Company options, valued at approximately $3,621,630.
23
24	36. Moreover, Parent agreed to establish a management incentive equity plan, pursuant to
25	which it will grant profits interests representing the right to share in the appreciation in value of Parent
26	to select members of the Company’s management team, as well as a cash long-term incentive award
27	program pursuant to which key employees will receive cash-based long-term incentive awards that
28	vest subject to continued employment through specified vesting dates.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	The Proxy Statement Contains Material Misstatements and Omissions

2	37. The defendants filed a materially incomplete and misleading Proxy Statement with the
3	SEC and disseminated it to Presidio’s stockholders. The Proxy Statement misrepresents or omits
4	material information that is necessary for the Company’s stockholders to make an informed voting or
5	appraisal decision in connection with the Proposed Transaction.
6
7	38. Specifically, as set forth below, the Proxy Statement fails to provide Company
8	stockholders with material information or provides them with materially misleading information
9	concerning: (i) the background process leading to the Proposed Transaction; (ii) Company insiders’
10	potential conflicts of interest; and (iii) the Company’s financial projections and the data and inputs
11	underlying the financial valuation analyses that support the fairness opinion provided by Presidio’s
12	financial advisor, LionTree.

13	Material Omissions Concerning the Background of the Proposed Transaction
14
15	39. The Proxy Statement omits material information relating to the process leading to the
16	Proposed Transaction.

17	40. According to the Proxy Statement, “[d]uring the go-shop period, 52 prospective
18	buyers, including Party A, were contacted regarding their potential interest in exploring a transaction
19	with the Company and five such prospective buyers entered into Acceptable Confidentiality
20	Agreements with the Company and were provided with non-public information relating to the
21	Company.” Proxy Statement at 30. The Proxy Statement fails, however, to disclose whether the
22	confidentiality agreements the Company entered into with these five prospective buyers contained
23	standstill and/or “don’t ask, don’t waive” standstill provisions that are presently precluding these
24	parties from submitting topping bids for the Company.
25
26	41. The disclosure of the terms of any standstill provisions in the confidentiality agreements Presidio
27	entered into with potential merger partners is crucial to Presidio stockholders being informed of whether
28	their fiduciaries have put in place restrictive devices to foreclose a topping bid for the Company.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	42. The omission of this information renders the statements in the “Background of the
2	Merger” section of the Proxy Statement false and/or materially misleading in contravention of the
3	Exchange Act.
4
5	Material Omissions Concerning Company Insiders’ Potential Conflicts of Interest
6
7	43. The Proxy Statement fails to disclose material information concerning potential conflicts of interest faced by the Company’s insiders.
8
9	44. For example, at an August 5, 2019 Board meeting, the Proxy Statement sets forth that:
10
11	LionTree informed the Presidio Board that BC Partners had also requested a meeting with Mr. Cagnazzi to
12	discuss potential compensation arrangements following closing of the potential acquisition. After discussion,
13	the Presidio Board unanimously approved Mr. Cagnazzi meeting with BC Partners to begin discussions
14	regarding post- closing compensation subject to the Compensation Committee and the Presidio Board’s
15	pre-approval of any arrangements or agreements related thereto.

16	Id. at 28-29. The Proxy Statement further sets forth that:

17

Parent agreed to establish a management incentive equity plan, pursuant to which Parent will grant profits interests representing the right to share in the appreciation in value of Parent to select members of the

18	Company’s management team. In addition, Parent agreed to establish a cash long-term incentive award
19	program pursuant to which key employees will receive cash-based long-term incentive awards that vest
20	subject to continued employment through specified vesting dates. Bonus recipients and amounts will be
21	determined by Mr. Cagnazzi or his successor, and will be subject to the approval of the general partner of
22	Parent. As of the date hereof, none of the Company’s executive officers have been granted any profits interests or cash long-term incentive awards pursuant to these programs.

24	Id. at 51. The Proxy Statement fails to disclose: (i) the identities of the members of Presidio
25	management that are expected to continue with the combined company and the details of any
26	employment agreements; (ii) the identities of the members of Company management that will be
27	granted profits interests; (iii) the identities of the “key employees” that will receive cash-based long-
28	term incentive awards from Parent; and (iv) the potential values of the respective profits interests and cash-based long-term incentive awards the Company’s executive officers and employees stand to receive.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	45. This information is necessary for stockholders to understand potential conflicts of interest of
2	management and the Board, as that information provides illumination concerning motivations
3	that would prevent fiduciaries from acting solely in the best interests of the Company’s stockholders.
4
5	46. The omission of this information renders the statements in the “Background of the
6	Merger” and “Interests of the Company’s Directors and Executive Officers in the Merger” sections
7	of the Proxy Statement false and/or materially misleading in contravention of the Exchange Act.
8
9	Material Omissions Concerning the Company’s Financial Projections and LionTree’s Financial
10	Analyses
11
12	47. The Proxy Statement omits material information regarding the Company’s financial
13	projections.
14
15	48. The Proxy Statement fails to disclose: (i) for the Budget Projections, unlevered free
16	cash flows; and (ii) for the Budget Projections and the August Projections, all line items used to
17	calculate (a) total adjusted EBITDA, (b) pro forma adjusted net income, (c) pro forma diluted earnings
18	per share, and (d) unlevered free cash flow.
19
20	49. The Proxy Statement also omits material information regarding LionTree’s financial
21	analyses.
22
23	50. The Proxy Statement describes LionTree’s fairness opinion and the various valuation
24	analyses it performed in support of its opinion. However, the description of LionTree’s fairness
25	opinion and analyses fails to include key inputs and assumptions underlying these analyses. Without
26	this information, as described below, Presidio’s public stockholders are unable to fully understand
27	these analyses and, thus, are unable to determine what weight, if any, to place on LionTree’s fairness
28	opinion in determining whether to vote in favor of the Proposed Transaction.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	51. With respect to LionTree’s Discounted Cash Flow Analysis, the Proxy Statement fails
2	to disclose: (i) Presidio’s estimated EBITDA for FY 2024; (ii) the terminal values for the Company;
3	(iii) quantification of the inputs and assumptions underlying the discount rates ranging from 8.2% to
4	10.2%; (iv) the implied perpetuity growth rates resulting from the analysis; and (v) Presidio’s fully
5	diluted outstanding shares as of August 12, 2019.
6
7	52. With respect to LionTree’s Premiums Paid Analysis, the Proxy Statement fails to
8	disclose: (i) the transactions observed by LionTree in the analysis; and (ii) the individual premiums
9	paid in the transactions.
10
11	53. Without such undisclosed information, Presidio stockholders cannot evaluate for
12	themselves whether the financial analyses performed by LionTree were based on reliable inputs and
13	assumptions or whether they were prepared with an eye toward ensuring that a positive fairness
14	opinion could be rendered in connection with the Proposed Transaction. In other words, full
15	disclosure of the omissions identified above is required in order to ensure that stockholders can fully
16	evaluate the extent to which LionTree’s opinion and analyses should factor into their decision whether
17	to vote in favor of or against the Proposed Transaction.
18
19	54. The omission of this material information renders the statements in the “Certain
20	Presidio Unaudited Prospective Financial Information” and “Opinion of Presidio’s Financial
21	Advisor” sections of the Proxy Statement false and/or materially misleading in contravention of the
22	Exchange Act.
23
24	55. The Individual Defendants were aware of their duty to disclose the above-referenced
25	omitted information and acted negligently (if not deliberately) in failing to include this information
26	in the Proxy Statement. Absent disclosure of the foregoing material information prior to the
27	stockholder vote on the Proposed Transaction, Plaintiff and the other stockholders of Presidio will be
28	unable to make an informed voting or appraisal decision in connection with the Proposed Transaction
29	and are thus threatened with irreparable harm warranting the injunctive relief sought herein.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	CLAIMS FOR RELIEF
2
3	COUNT I
4
5	Class Claims Against All Defendants for Violations of Section 14(a) of the
6	Exchange Act and Rule 14a-9 Promulgated Thereunder
7
8	56. Plaintiff repeats all previous allegations as if set forth in full.
9
10	57. During the relevant period, defendants disseminated the false and misleading Proxy
11	Statement specified above, which failed to disclose material facts necessary to make the statements,
12	in light of the circumstances under which they were made, not misleading in violation of Section
13	14(a) of the Exchange Act and SEC Rule 14a-9 promulgated thereunder.
14
15	58. By virtue of their positions within the Company, the defendants were aware of this
16	information and of their duty to disclose this information in the Proxy Statement. The Proxy
17	Statement was prepared, reviewed, and/or disseminated by the defendants. It misrepresented and/or
18	omitted material facts, including material information about the background of the sale process,
19	potential conflicts of interest, the Company’s financial projections, and the financial analyses
20	performed by the Company’s financial advisor. The defendants were at least negligent in filing the
21	Proxy Statement with these materially false and misleading statements.
22
23	59. The omissions and false and misleading statements in the Proxy Statement are material
24	in that a reasonable stockholder would consider them important in deciding how to vote on the
25	Proposed Transaction or seek to exercise their appraisal rights.
26
27	60. By reason of the foregoing, the defendants have violated Section 14(a) of the Exchange
28	Act and SEC Rule 14a-9(a) promulgated thereunder.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	61. Because of the false and misleading statements in the Proxy Statement, Plaintiff and
2	the Class are threatened with irreparable harm, rendering money damages inadequate. Therefore,
3	injunctive relief is appropriate to ensure defendants’ misconduct is corrected.

4	COUNT II

5	Class Claims Against the Individual Defendants for
6	Violations of Section 20(a) of the Exchange Act
7
8	62. Plaintiff repeats all previous allegations as if set forth in full.
9
10	63. The Individual Defendants acted as controlling persons of Presidio within the meaning
11	of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as officers and/or
12	directors of Presidio, and participation in and/or awareness of the Company’s operations and/or
13	intimate knowledge of the false statements contained in the Proxy Statement filed with the SEC, they
14	had the power to influence and control and did influence and control, directly or indirectly, the
15	decision-making of the Company, including the content and dissemination of the various statements
16	which Plaintiff contends are false and misleading.
17
18	64. Each of the Individual Defendants was provided with or had unlimited access to copies
19	of the Proxy Statement and other statements alleged by Plaintiff to be misleading prior to and/or
20	shortly after these statements were issued and had the ability to prevent the issuance of the statements
21	or cause the statements to be corrected.
22
23	65. In particular, each of the Individual Defendants had direct and supervisory
24	involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had
25	the power to control or influence the particular transactions giving rise to the securities violations as
26	alleged herein, and exercised the same. The Proxy Statement at issue contains the unanimous
27	recommendation of each of the Individual Defendants to approve the Proposed Transaction. They
28	were, thus, directly involved in the making of the Proxy Statement.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	66. In addition, as the Proxy Statement sets forth at length, and as described herein, the
2	Individual Defendants were each involved in negotiating, reviewing, and approving the Proposed
3	Transaction. The Proxy Statement purports to describe the various issues and information that they
4	reviewed and considered—descriptions the Company directors had input into.
5
6	67. By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of
7	the Exchange Act.
8
9	68. As set forth above, the Individual Defendants had the ability to exercise control over
10	and did control a person or persons who have each violated Section 14(a) and SEC Rule 14a-9,
11	promulgated thereunder, by their acts and omissions as alleged herein. By virtue of their positions as
12	controlling persons, these defendants are liable pursuant to Section 20(a) of the Exchange Act. As a
13	direct and proximate result of defendants’ conduct, Presidio’s stockholders will be irreparably
14	harmed.

15	PRAYER FOR RELIEF

16	WHEREFORE, Plaintiff demands judgment and preliminary and permanent relief, including
17	injunctive relief, in his favor on behalf of Presidio, and against defendants, as follows:
18
19	A. Ordering that this action may be maintained as a class action and certifying Plaintiff
20	as the Class representative and Plaintiff’s counsel as Class counsel;
21
22	B. Preliminarily and permanently enjoining defendants and all persons acting in concert
23	with them from proceeding with, consummating, or closing the Proposed Transaction
24	and any vote on the Proposed Transaction, unless and until defendants disclose and
25	disseminate the material information identified above to Presidio stockholders;
26
27	C. In the event defendants consummate the Proposed Transaction, rescinding it and
28	setting it aside or awarding rescissory damages to Plaintiff and the Class;

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	D. Declaring that defendants violated Sections 14(a) and/or 20(a) of the Exchange Act,
2	as well as SEC Rule 14a-9 promulgated thereunder;

3	E. Awarding Plaintiff the costs of this action, including reasonable allowance for
4	Plaintiff’s attorneys’ and experts’ fees; and

5	F. Granting such other and further relief as this Court may deem just and proper.

6
7	JURY DEMAND
8
9	Plaintiff demands a trial by jury on all claims and issues so triable.

10
11	Dated: October 10, 2019		WEISSLAW LLP
Joel E. Elkins
13
		By:	/s/ Joel E. Elkins
14
15			Joel E. Elkins
16			9107 Wilshire Blvd., Suite 450
17			Beverly Hills, CA 90210
18			Telephone: 310/208-2800
19			Facsimile: 310/209-2348
20			-and-
21			Richard A. Acocelli
22			1500 Broadway, 16th Floor
23			New York, NY 10036
24			Telephone: 212/682-3025
25			Facsimile: 212/682-3010

26			Attorneys for Plaintiff
27
28

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Exhibit 99.5

Daniel Sadeh, Esq.

HALPER SADEH LLP

375 Park Avenue, Suite 2607

New York, NY 10152

Telephone: (212) 763-0060

Facsimile: (646) 776-2600

Email: sadeh@halpersadeh.com

Counsel for Plaintiff

UNITED STATES DISTRICT COURT

EASTERN DISTRICT OF NEW YORK

ERIC WEINTRAUB,	Case No:

Plaintiff,
COMPLAINT FOR VIOLATION OF
v.	THE FEDERAL SECURITIES LAWS

PRESIDIO, INC., ROBERT CAGNAZZI,	JURY TRIAL DEMANDED
HEATHER BERGER, CHRISTOPHER L.
EDSON, SALIM HIRJI, STEVEN
LERNER, MATTHEW H. NORD, PANKAJ
PATEL, MICHAEL REISS, and TODD H.
SIEGEL,

Defendants.

Plaintiff Eric Weintraub (“Plaintiff”), by Plaintiff’s undersigned attorneys, for Plaintiff’s complaint against Defendants (defined below), alleges the following based upon personal knowledge as to Plaintiff and Plaintiff’s own acts, and upon information and belief as to all other matters, based upon, inter alia, the investigation conducted by and through Plaintiff’s attorneys.

NATURE OF THE ACTION

1. This is an action against Presidio, Inc. (“Presidio” or the “Company”), and its Board of Directors (the “Board” or the “Individual Defendants”) for their violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), 15 U.S.C. §§ 78n(a) and 78t(a), and Rule 14a-9 promulgated thereunder by the SEC, 17 C.F.R. § 240.14a-9, in connection with the proposed merger (the “Proposed Transaction”) between Presidio and BCEC — Port Holdings (Delaware), LP (“Parent”) and Port Merger Sub, Inc. (“Merger Sub”), an indirect wholly owned subsidiary of Parent.1 Parent and Merger Sub are affiliates of investment funds advised by BC Partners Advisors L.P. (which together with Parent and Merger Sub are referred to herein as “BC Partners”).

JURISDICTION AND VENUE

2. The claims asserted herein arise under and pursuant to Sections 14(a) and 20(a) of the Exchange Act (15 U.S.C. §§ 78n(a) and 78t(a)) and Rule 14a-9 promulgated thereunder by the SEC (17 C.F.R. § 240.14a-9).

3. This Court has jurisdiction over the subject matter of this action pursuant to 28 U.S.C. § 1331, and Section 27 of the Exchange Act, 15 U.S.C. § 78aa.

4. Venue is proper in this District pursuant to 28 U.S.C. § 1391(b) and Section 27 of the Exchange Act (15 U.S.C. § 78aa(c)) as Defendants conduct business in this District, and the alleged misstatements entered and subsequent harm took place within this District.

5. In connection with the acts, conduct and other wrongs alleged in this complaint, Defendants, directly or indirectly, used the means and instrumentalities of interstate commerce, including but not limited to, the United States mails, interstate telephone communications and the facilities of the national securities exchange.

PARTIES

6. Plaintiff is, and has been at all relevant times hereto, an owner of Presidio common stock.

[1]	Parent and Merger Sub were formed solely for the purpose of entering into and consummating the Proposed Transaction.

2

7. Defendant Presidio provides information technology solutions to the middle market in North America. Presidio is incorporated in Delaware and leases office space within this District. The Company is headquartered in New York, N.Y. The Company’s common stock trades on the NASDAQ Global Select Market under the ticker symbol, “PSDO.”

8. Defendant Robert Cagnazzi (“Cagnazzi”) is Chief Executive Officer and Chairman of the Board of the Company.

9. Defendant Heather Berger (“Berger”) is a director of the Company.

10. Defendant Christopher L. Edson (“Edson”) is a director of the Company.

11. Defendant Salim Hirji (“Hirji”) is a director of the Company.

12. Defendant Steven Lerner (“Lerner”) is a director of the Company.

13. Defendant Matthew H. Nord (“Nord”) is a director of the Company.

14. Defendant Pankaj Patel (“Patel”) is a director of the Company.

15. Defendant Michael Reiss (“Reiss”) is a director of the Company.

16. Defendant Todd H. Siegel (“Siegel”) is a director of the Company.

17. Defendants Cagnazzi, Berger, Edson, Hirji, Lerner, Nord, Patel, Reiss, and Siegel are collectively referred to herein as the “Individual Defendants.”

18. Defendants Presidio and the Individual Defendants are collectively referred to herein as the “Defendants.”

OTHER RELEVANT ENTITIES

19. BC Partners is an international investment firm specializing in buyouts and acquisitions in Europe and the United States.

3

SUBSTANTIVE ALLEGATIONS

A. The Proposed Transaction

20. On August 14, 2019, Presidio issued a press release announcing that it had entered into a definitive merger agreement to be acquired by funds advised by BC Partners, whereby Presidio stockholders would receive $16.00 in cash for each share of Presidio common stock they own. Under the terms of the agreement, the Board and advisors were permitted to actively initiate, solicit and consider alternative proposals from third parties during a 40-day “go shop” period starting from the date of the definitive agreement. The press release states, in pertinent part:

Presidio, Inc. Announces Definitive Agreement to be Acquired by BC Partners

August 14, 2019 06:04 ET | Source: Presidio, Inc.

NEW YORK, Aug. 14, 2019 (GLOBE NEWSWIRE) — Presidio, Inc. (NASDAQ:PSDO) (together with its subsidiaries, “Presidio” or the “Company”), a leading North American IT solutions provider delivering Digital Infrastructure, Cloud and Security solutions to create agile, secure infrastructure platforms for commercial and public sector customers, today announced it has entered into a definitive agreement to be acquired by funds advised by BC Partners, a leading international investment firm, in an all-cash transaction valued at approximately $2.1 billion, including Presidio’s net debt.

Under the terms of the agreement, Presidio stockholders will receive $16.00 in cash for each share of Presidio common stock they own. The purchase price represents a premium of 21.3% over Presidio’s closing stock price of $13.19 on August 13, 2019, and a premium of 18.3% over the Company’s 60-day volume-weighted average share price leading up to this announcement. The Presidio Board of Directors unanimously approved the agreement with BC Partners and recommends that Presidio stockholders vote in favor of the transaction.

*        *        *

TRANSACTION DETAILS

Closing of the transaction is subject to customary conditions, including approval by the holders of a majority of the outstanding shares of Presidio common stock, expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other required regulatory

4

approvals, including approval from CFIUS. AP VIII Aegis Holdings, L.P., an affiliate of investment funds managed by affiliates of Apollo Global Management, LLC, which owns approximately 42% of the outstanding shares of Presidio common stock, has entered into a voting agreement with BC Partners, pursuant to which it has agreed, among other things, to vote its shares of Presidio common stock in favor of the merger, and against any competing transaction, so long as, among other things, the Presidio board continues to recommend that Presidio stockholders vote in favor of the merger.

Presidio expects to continue to pay its regular quarterly dividend of $0.04 per share, during the pendency of the transaction.

The parties expect the transaction to close in the fourth quarter of 2019. Upon completion of the transaction, Presidio will become a privately held company, and its common stock will no longer be listed on the NASDAQ stock market.

Under the terms of the definitive merger agreement, Presidio’s Board and advisors may actively initiate, solicit and consider alternative acquisition proposals during a 40-day “go shop” period starting from the date of the definitive agreement. Presidio will have the right to terminate the merger agreement to accept a superior proposal subject to the terms and conditions of the merger agreement. There can be no assurances that this process will result in a superior proposal, and Presidio does not intend to disclose developments with respect to this solicitation process unless and until Presidio’s Board makes a determination requiring further disclosure.

Fully committed debt financing for the transaction will be provided by Citi, JPMorgan Chase Bank, N.A. and RBC Capital Markets.

LionTree Advisors is acting as financial advisor to Presidio, and Wachtell, Lipton, Rosen & Katz is acting as its legal counsel. Citi, J.P. Morgan Securities LLC and RBC Capital Markets are acting as financial advisors and Kirkland & Ellis LLP is acting as legal counsel to BC Partners.

21. On September 25, 2019, Presidio announced that it had agreed to an amendment of the merger agreement with BC Partners to increase the per-share consideration payable to Presidio stockholders from $16.00 per share to $16.60 per share as a result of an alternative acquisition proposed received during the go-shop period. The announcement states, in relevant part:

Presidio, Inc. Announces Amendment of Merger Agreement with BC Partners to

Increase Consideration to $16.60 per share

NEW YORK, Sept. 25, 2019 (GLOBE NEWSWIRE) — As previously announced, on August 14, 2019, Presidio (NASDAQ: PSDO) entered into an Agreement and Plan of Merger (the “Merger Agreement”) to be acquired by funds advised by BC Partners in an all-cash transaction valued at approximately $2.1 billion, including Presidio’s net debt.

5

Under the terms of the Merger Agreement, the Presidio Board of Directors (the “Presidio Board”) and advisors were permitted to actively initiate, solicit and consider alternative acquisitions proposals from third parties during the “go shop” period which ended at 11:59 p.m. New York time on September 23, 2019.

Presidio today announced that in response to an alternative acquisition proposal received during the go-shop period, the Company and BC Partners agreed to an amendment to the Merger Agreement to increase the per-share consideration payable to Presidio’s stockholders to $16.60 per share from $16.00 per share, a 3.75% increase.

The Presidio Board continues to recommend that Presidio stockholders vote in favor of the transaction with BC Partners and the amended merger agreement.

LionTree Advisors is acting as financial advisor to Presidio, and Wachtell, Lipton, Rosen & Katz is acting as its legal counsel.

22. On October 7, 2019, in connection with the Proposed Transaction, Presidio filed with the SEC a Schedule 14A Definitive Proxy Statement pursuant to Section 14(a) of the Exchange Act (the “Proxy Statement”).

B.	The Proxy Statement Contains Materially False and Misleading Statements and Omissions

23. The Proxy Statement, which recommends that Presidio shareholders vote in favor of the Proposed Transaction, omits and/or misrepresents material information concerning: (i) Presidio’s financial projections; (ii) the financial analyses performed by Presidio’s financial advisor, LionTree Advisors LLC (“LionTree”), in connection with its fairness opinion; (iii) the sales process leading up to the Proposed Transaction; and (iv) potential conflicts of interest concerning Company insiders.

24. The omission of the material information (referenced below) renders the following sections of the Proxy Statement false and misleading, among others: (i) Reasons for the Merger; Recommendation of the Presidio Board; (ii) Background of the Merger; (iii) Certain Presidio Unaudited Prospective Financial Information; (iv) Opinion of Presidio’s Financial Advisor; and (v) Chief Executive Officer Agreements.

6

25. Unless and until the material misstatements and omissions (referenced below) are remedied before the November 6, 2019 shareholder vote on the Proposed Transaction, Presidio shareholders will be forced to make a voting decision on the Proposed Transaction without full disclosure of all material information. In the event the Proposed Transaction is consummated, Plaintiff may seek to recover damages resulting from Defendants’ misconduct.

1. Material Omissions Concerning Presidio’s Financial Projections

26. The Proxy Statement omits material information concerning Presidio’s financial projections.

27. The Proxy Statement provides that “[i]n connection with the Company’s annual budgeting process, the Company’s management prepared certain internal financial projections regarding the Company’s future operations for fiscal years 2020 through 2023 (the “Budget Projections”).”

28. The Proxy Statement provides that “in connection with the Merger, the Company’s management prepared and provided to the Presidio Board, in connection with its evaluation of the Merger, and to LionTree, its financial advisor, in connection with its financial analyses . . . certain nonpublic, internal financial projections regarding the Company’s future operations for fiscal years 2020 through 2024 (the “August Projections” and, collectively with the Budget Projections, the “Projections”).”

29. The Proxy Statement provides tables summarizing the Projections.

30. The Proxy Statement, however, fails to disclose the following concerning the Projections: (1) all line items used to calculate (i) Unlevered Free Cash Flow, (ii) Total Adjusted EBITDA, (iii) Pro Forma Adjusted Net Income; (iv) Pro Forma Diluted Earnings Per Share; and (2) a reconciliation of all non-GAAP to GAAP metrics.

7

31. When a company discloses non-GAAP financial metrics in a Proxy Statement that was relied upon by its board in recommending that shareholders exercise their corporate suffrage rights in a particular manner, the company must also disclose all projections and information necessary to make the non-GAAP metrics not misleading, and must provide a reconciliation (by schedule or other clearly understandable method) of the differences between the non-GAAP financial metrics disclosed or released with the most comparable financial metrics calculated and presented in accordance with GAAP. 17 C.F.R. § 244.100. The SEC has increased its scrutiny of a company’s use of non-GAAP financial measures as such measures can be misleading and “crowd out” more reliable GAAP information.2

32. The disclosure of Presidio’s projected financial information is material because it would provide Presidio shareholders with a basis to project the future financial performance of Presidio and would allow shareholders to better understand the financial analyses performed by the Company’s financial advisor in support of its fairness opinion. Shareholders cannot hope to replicate management’s inside view of the future prospects of the Company. Without such information, which is uniquely possessed by Presidio and its financial advisor, Presidio shareholders are unable to determine how much weight, if any, to place on LionTree’s fairness opinion in determining whether to vote for or against the Proposed Transaction.

[2]

Mary Jo White, Keynote Address, International Corporate Governance Network Annual Conference: Focusing the Lens of Disclosure to Set the Path Forward on Board Diversity, Non-GAAP, and Sustainability (June 27, 2016), https://www.sec.gov/news/speech/chair-white-icgn-speech.html (footnotes omitted) (last visited Oct. 17, 2019) (“And last month, the staff issued guidance addressing a number of troublesome practices which can make non-GAAP disclosures misleading: the lack of equal or greater prominence for GAAP measures; exclusion of normal, recurring cash operating expenses; individually tailored non-GAAP revenues; lack of consistency; cherry-picking; and the use of cash per share data. I strongly urge companies to carefully consider this guidance and revisit their approach to non-GAAP disclosures.”).

8

33. Accordingly, in order to bring the Proxy Statement into compliance with SEC regulations, as well as to cure the materially misleading nature of the Projections, Defendants must provide a reconciliation table of the aforementioned non-GAAP metrics to their most comparable GAAP metrics. Defendants must also disclose the line item projections that were used to calculate these non-GAAP metrics. Such projections are necessary to make the non-GAAP projections included in the Proxy Statement not misleading.

34. The above-referenced omitted information, if disclosed, would significantly alter the total mix of information available to Presidio shareholders.

2. Material Omissions Concerning LionTree’s Financial Analyses

35. In connection with the Proposed Transaction, the Proxy Statement omits material information concerning analyses performed by LionTree.

36. The Proxy Statement fails to disclose the following concerning LionTree’s “Discounted Cash Flow Analysis”: (1) all line items used to calculate the unlevered, after-tax free cash flows that Presidio was forecasted to generate for the five financial years ending June 30, 2024; (2) the terminal values for Presidio; (3) the individual inputs and assumptions underlying the (i) discount rates ranging from 8.2% to 10.2% and (ii) range of exit multiples of 7.0x to 9.0x; and (4) the number of fully diluted outstanding shares of Common Stock as of August 12, 2019.

37. With respect to LionTree’s “Premiums Paid Analysis” analysis, the Proxy Statement fails to disclose: (i) the transactions observed by LionTree in its analysis; and (ii) the premiums paid in each transaction.

9

38. The valuation methods, underlying assumptions, and key inputs used by LionTree in rendering its purported fairness opinion and analyses must be fairly disclosed to Presidio shareholders. The description of LionTree’s fairness opinion and analyses, however, fail to include key inputs and assumptions underlying those analyses. Without this information, Presidio shareholders are unable to fully understand LionTree’s fairness opinion and analyses, and are thus unable to determine how much weight, if any, to place on it in determining whether to vote for or against the Proposed Transaction. This omitted information, if disclosed, would significantly alter the total mix of information available to Presidio shareholders.

3. Material Omissions Concerning the Sales Process Leading up to the Proposed Transaction

39. The Proxy Statement omits material information concerning the sales process leading up to the Proposed Transaction.

40. On August 14, 2019, the Company and BC Partners issued a press release announcing the Proposed Transaction. That same day, LionTree began contacting potential counterparties to an alternative transaction with the Company in connection with the go-shop process.

41. During the go-shop period, 52 prospective buyers were contacted concerning their potential interest in exploring a transaction with the Company. According to the Proxy Statement, “five such prospective buyers entered into Acceptable Confidentiality Agreements with the Company and were provided with non-public information relating to the Company.”

42. The Proxy Statement, however, fails to disclose whether Presidio entered into any confidentiality agreements that contained a standstill provision with a “don’t ask, don’t waive” (“DADW”) provision (including its time of enforcement) that would preclude potential buyers from making a superior offer for the Company.

10

43. Defendants began to speak on this subject by revealing that the confidentiality agreement between Presidio and BC Partners contained a standstill provision.3 Therefore, Defendants must disclose whether Presidio’s other confidentiality agreements contain standstills with DADW provisions.

44. Without this information, the Company’s shareholders may have the mistaken belief that potential buyers are or were permitted to submit superior proposals for the Company, when in fact they are or were contractually prohibited from doing so. This information is material because a reasonable Presidio shareholder would want to know, prior to voting for or against the Proposed Transaction, whether other potential buyers are or were foreclosed from submitting a superior proposal.

45. The above-referenced omitted information, if disclosed, would significantly alter the total mix of information available to Presidio shareholders.

4. Material Omissions Concerning Company Insiders’ Potential Conflicts of Interest

46. The Proxy Statement omits material information concerning potential conflicts of interest involving Company insiders.

47. The Proxy Statement states that on August 5, 2019, LionTree informed the Board that BC Partners had requested a meeting with Defendant Cagnazzi to discuss potential compensation after the closing of the Proposed Transaction. The Proxy Statement states, in relevant part:

On August 5, 2019, . . . LionTree informed the Presidio Board that BC Partners had [] requested a meeting with Mr. Cagnazzi to discuss potential compensation arrangements following closing of the potential acquisition. After discussion, the Presidio Board unanimously approved Mr. Cagnazzi meeting with BC Partners to begin discussions regarding post-closing compensation subject to the Compensation Committee and the Presidio Board’s pre-approval of any arrangements or agreements related thereto.

[3]

Specifically, the Proxy Statement provides that, “on July 12, 2019, BC Partners and the Company entered into the non-disclosure agreement, which provided for a customary standstill.” See Proxy Statement at 27.

11

48. The Proxy Statement states that on August 12, 2019, Defendant Cagnazzi updated the Board on his discussions with BC Partners regarding a proposed management equity pool that would be offered to the Company’s senior management, as well as a proposed long-term cash incentive program to be awarded to employees. The Proxy Statement states, in relevant part:

On August 12, 2019, . . . Mr. Cagnazzi updated the Presidio Board on his discussions with BC Partners regarding . . . the broad terms of a proposed management equity pool that would be offered by BC Partners to the Company’s senior management, as well as a proposed long-term cash incentive program to be awarded to employees, in each case upon the closing of the potential transaction.

49. The Proxy Statement further provides the following:

In addition, Parent agreed to establish a management incentive equity plan, pursuant to which Parent will grant profits interests representing the right to share in the appreciation in value of Parent to select members of the Company’s management team. In addition, Parent agreed to establish a cash long-term incentive award program pursuant to which key employees will receive cash-based long-term incentive awards that vest subject to continued employment through specified vesting dates. Bonus recipients and amounts will be determined by Mr. Cagnazzi or his successor, and will be subject to the approval of the general partner of Parent. As of the date hereof, none of the Company’s executive officers have been granted any profits interests or cash long-term incentive awards pursuant to these programs.

50. The Proxy Statement, however, fails to: (i) identify the members of Presidio management considered for employment with the combined company after the Proposed Transaction is expected to close; (ii) identify the members of Company management and “key employees” who are or would be eligible for “profits interests,” the “equity pool,” and/or the “cash long-term incentive award program”; and (iii) provide the potential value of the “profits interests,” “equity pool,” and “cash-based long-term incentive awards” that the Company’s management and employees may receive.

51. Further, the Proxy Statement fails to disclose the details of all employment-related and compensation-related discussions and negotiations concerning the Company’s officers and directors, including the parties to such communications, when they occurred, and the specific content discussed/communicated.

12

52. Any communications regarding post-transaction employment during the negotiation of the underlying transaction must be disclosed to shareholders. This information is necessary for shareholders to understand potential conflicts of interest of management and the Board. Such information may illuminate the motivations that would prevent fiduciaries from acting solely in the best interests of the Company’s shareholders.

53. The above-referenced omitted information, if disclosed, would significantly alter the total mix of information available to Presidio shareholders.

COUNT I

For Violations of Section 14(a) and Rule 14a-9 Promulgated Thereunder

Against All Defendants

54. Plaintiff repeats and realleges each and every allegation contained above as if fully set forth herein.

55. During the relevant period, Defendants, individually and in concert, directly or indirectly, disseminated or approved the false and misleading Proxy Statement specified above, which failed to disclose material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, in violation of Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder by the SEC.

56. Each of the Individual Defendants, by virtue of his/her positions within the Company as officers and/or directors, were aware of the omitted information but failed to disclose such information, in violation of Section 14(a) of the Exchange Act. Defendants, by use of the mails and means and instrumentalities of interstate commerce, solicited and/or permitted the use of their names to file and disseminate the Proxy Statement with respect to the Proposed Transaction. The Defendants were, at minimum, negligent in filing the materially false and misleading Proxy Statement.

13

57. The false and misleading statements and omissions in the Proxy Statement are material in that a reasonable shareholder would consider them important in deciding how to vote on the Proposed Transaction.

58. By reason of the foregoing, Defendants have violated Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder.

59. Because of the false and misleading statements and omissions in the Proxy Statement, Plaintiff is threatened with irreparable harm.

COUNT II

Violations of Section 20(a) of the Exchange Act

Against the Individual Defendants

60. Plaintiff repeats and realleges each and every allegation contained in the foregoing paragraphs as if fully set forth herein.

61. The Individual Defendants acted as control persons of the Company within the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their senior positions as officers and/or directors of the Company and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the false statements contained in the Proxy Statement filed with the SEC, they had the power to and did influence and control, directly or indirectly, the decision-making of the Company, including the content and dissemination of the false and misleading Proxy Statement.

62. Each of the Individual Defendants was provided with or had unlimited access to copies of the Proxy Statement and other statements alleged by Plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause the statements to be corrected. As officers and/or directors of a publicly owned company, the Individual Defendants had a duty to disseminate accurate and truthful information with respect to the Proxy Statement, and to correct promptly any public statements issued by the Company which were or had become materially false or misleading.

14

63. In particular, each of the Individual Defendants had direct and supervisory involvement in the operations of the Company, and, therefore, is presumed to have had the power to control or influence the particular transactions giving rise to the securities violations as alleged herein, and exercised the same. The Individual Defendants were provided with or had unlimited access to copies of the Proxy Statement and had the ability to prevent the issuance of the statements or to cause the statements to be corrected. The Proxy Statement at issue contains the unanimous recommendation of the Individual Defendants to approve the Proposed Transaction. Thus, the Individual Defendants were directly involved in the making of the Proxy Statement.

64. In addition, as the Proxy Statement sets forth at length, and as described herein, the Individual Defendants were involved in negotiating, reviewing, and approving the Proposed Transaction. The Proxy Statement purports to describe the various issues and information that they reviewed and considered—descriptions which had input from the Individual Defendants.

65. By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act.

66. As set forth above, the Individual Defendants had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) and Rule 14a-9 promulgated thereunder, by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, the Individual Defendants are liable pursuant to Section 20(a) of the Exchange Act. As a direct and proximate result of Defendants’ conduct, the Company’s shareholders will be irreparably harmed.

15

PRAYER FOR RELIEF

WHEREFORE, Plaintiff prays for judgment and relief as follows:

A. Preliminarily and permanently enjoining Defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Proposed Transaction and any vote on the Proposed Transaction, unless and until Defendants disclose and disseminate the material information identified above to Company shareholders;

B. In the event Defendants consummate the Proposed Transaction, rescinding it and setting it aside or awarding rescissory damages;

C. Declaring that Defendants violated Sections 14(a) and 20(a) of the Exchange Act, and Rule 14a-9 promulgated thereunder;

D. Awarding Plaintiff reasonable costs and expenses incurred in this action, including counsel fees and expert fees; and

E. Granting such other and further relief as the Court may deem just and proper.

JURY TRIAL DEMANDED

Plaintiff hereby demands a trial by jury.

Dated: October 17, 2019	Respectfully submitted,

HALPER SADEH LLP

By: /s/ Daniel Sadeh
Daniel Sadeh, Esq.
Zachary Halper, Esq. (to be admitted pro hac vice)
375 Park Avenue, Suite 2607
New York, NY 10152
Telephone: (212) 763-0060
Facsimile: (646) 776-2600
Email: sadeh@halpersadeh.com
zhalper@halpersadeh.com

Counsel for Plaintiff

16

Exhibit 99.6

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

FIREFIGHTERS’ PENSION SYSTEM OF THE CITY OF KANSAS CITY, MISSOURI TRUST, on behalf of itself and all other similarly situated stockholders of PRESIDIO, INC.,

Plaintiff,
C.A. No. 2019-0839-JTL
v.	PUBLIC INSPECTION VERSION
FILED OCTOBER 24, 2019

PRESIDIO, INC., ROBERT

CAGNAZZI, STEVEN JAY

LERNER, PANKAJ PATEL, TODD

H. SIEGEL, HEATHER BERGER,

CHRISTOPHER L. EDSON, SALIM

HIRJI, MATTHEW H. NORD,

MICHAEL A. REISS, BCEC – PORT

HOLDINGS (DELAWARE), LP,

PORT MERGER SUB, INC. and BC

PARTNERS ADVISORS L.P.

Defendants.

VERIFIED CLASS ACTION COMPLAINT

Plaintiff Firefighters’ Pension System of the City of Kansas City, Missouri Trust (“Plaintiff”), on behalf of itself and all other similarly situated public stockholders of Presidio, Inc. (“Presidio” or the “Company”), brings the following Verified Class Action Complaint (the “Complaint”) for (i) breach of fiduciary duties by Presidio’s board of directors (the “Board”) and Chief Executive Officer (“CEO”) Robert Cagnazzi (“Cagnazzi”) and (ii) aiding and abetting thereof by the

Company’s proposed acquirer BC Partners Advisors L.P. (“BCP”) and its affiliates BCEC - Port Holdings (Delaware), LP (“BCEC”) and Port Merger Sub, Inc. (“Merger Sub” and collectively with BCP and BCEC, the “BCP Defendants”). The allegations of the Complaint are based on Plaintiff’s knowledge as to itself and on information and belief, including the investigation of counsel and review of publicly available information and books and records produced by the Company in response to a demand Plaintiff made under 8 Del. C. § 220 (the “220 Documents”), as to all other matters.

INTRODUCTION

1. This case arises from Presidio’s proposed acquisition by affiliates of BCP (the “Proposed Merger”) for $16.60 per share in cash.

2. The Proposed Merger is for an unfair price and is the product of an unfair process, including because Presidio’s Board                                                                       The Board’s failure to maximize value for Presidio stockholders was aided and abetted by BCP.

3. As alleged herein, after the Company’s Board negotiated for, and BCP agreed to, a two (2) phase go-shop process designed to instigate a bidding war (the “Go-Shop”), the Board,                                                                                                                                                                                                                                                 .1 Rather than carrying out the “robust” Go-Shop for which the Board congratulated itself for negotiating in the best interests of Presidio’s stockholders, the Board instead spurned                          and focused on ensuring that any sale transaction closed in December 2019. This timeline was dictated by the Company’s controlling stockholder, non-party Apollo Global Management, Inc. (“Apollo”), whose investment in Presidio was two years past Apollo’s average investment horizon and whose majority control of the Board would otherwise end at the next annual shareholder meeting (which historically took place in November). The Company’s Chief Executive Officer, Cagnazzi, acted disloyally by favoring a transaction with BCP                                              to secure lucrative post-merger employment and to rollover a significant portion of his Presidio investment in connection with the Proposed Merger, among other non-ratable benefits he will receive.

4. The Defendants also breached their fiduciary duty by seeking to have Presidio’s stockholders vote on the Proposed Merger based on materially misleading and incomplete information. Specifically, the definitive proxy statement the Company filed with the United States Securities and Exchange Commission (the “SEC”) on October 7, 2019 (the “Proxy”) failed to disclose or adequately describe a number of material facts relating to the Proposed Merger, including (i)                                                                                   (ii)                                                                                                                             (iii)                                                               (iv)                                                                                                                                                                                                                                               BCP and                                                   (v) Apollo’s interest in a near-term liquidation of its Presidio investment and impending loss of Board control; and (vi) full and fair disclosure of LionTree’s conflicts

[1]

5. Accordingly, to prevent irreparable harm to the Company’s stockholders, Plaintiff brings this Complaint seeking to enjoin Defendants from holding a special meeting of the Company’s stockholders scheduled for November 6, 2019 (the “Special Meeting”), and from closing the Proposed Merger.

THE PARTIES

6. Plaintiff is a stockholder of Presidio and has owned Presidio common stock at all material times alleged in this Complaint.

7. Defendant Presidio is a leading provider of information technology solutions to the middle market in North America. Presidio offers strategy, consulting, design and implementation services, as well as project management, technology acquisition, managed services, maintenance and support. Presidio has three solutions areas—Digital Infrastructure, Cloud and Security—that encompass enterprise-class solutions, including advanced networking, Internet of Things, data analytics, data center modernization, hybrid and multi-cloud, cyber risk management and enterprise mobility. Presidio is incorporated in Delaware and headquartered in New York, New York. Presidio’s common stock is listed on the NASDAQ Global Select Market (“NASDAQ”) under the ticker symbol “PSDO.”

8. Defendant Heather Berger (“Berger”) has been a Company director since November 8, 2017. Berger is a partner at Apollo, which she joined in 2008.

9. Defendant Cagnazzi has served as Presidio’s CEO since February 2012, and as Chairman of the Board since 2017. Cagnazzi is also a member of the Board’s three-member Compensation Committee. Cagnazzi will receive lucrative executive employment at the post-merger entity. Pursuant to a rollover agreement Cagnazzi executed with BCEC on August 13, 2019 (the “Rollover Agreement”), Cagnazzi will roll over into the post-merger entity 363,656 shares of Presidio common stock in exchange for Class A-2 limited partnership units. Further, pursuant to a cash subscription agreement Cagnazzi executed with BCEC on August 13, 2019 (the “Cash Subscription Agreement”), Cagnazzi agreed to purchase a number of Class A-2 limited partnership units in the post-merger entity with an aggregate value equal to two-thirds of the aggregate cash consideration he will receive in the Proposed Merger in respect of his Company options. Cagnazzi was the only Presidio stockholder offered to participate in the Rollover Agreement or the Cash Subscription Agreement. As of September 27, 2019, Cagnazzi held 545,484 shares of Presidio common stock and 1,723,528 Company options. Cagnazzi also has two brothers that work at Presidio

10. Defendant Christopher L. Edson (“Edson”) has been a Company director since November 20, 2014. Edson is a partner at Apollo, which he joined in 2008.

11. Defendant Salim Hirji (“Hirji”) has been a Company director since February 10, 2017. Hirji is a principal at Apollo, which he joined in 2013.

12. Defendant Steven Jay Lerner (“Lerner”) has been a Company director since February 10, 2017.

13. Defendant Matthew H. Nord (“Nord”) has been a Company director since November 20, 2014. Nord is a senior partner at Apollo, which he joined in 2003.

14. Defendant Pankaj Patel (“Patel”) has been a Company director since May 19, 2016.

15. Defendant Michael A. Reiss (“Reiss”) has been a Company director since November 8, 2017. Reiss is a partner at Apollo, which he joined in 2008.

16. Defendant Todd H. Siegel (“Siegel”) has been a Company director since February 2, 2015.

17. Defendant BCP is a private equity firm headquartered in London with over €22 billion in assets under management. BCP specializes in buyouts and acquisitions financing in Europe and the United States. BCP markets itself as “align[ing] ourselves with strong, incentivized management teams and companies where there are attractive exit alternatives.”

18. Defendant BCEC is a Delaware limited partnership that BCP formed for the purpose of entering into the Agreement and Plan of Merger on August 14, 2019 (the “Merger Agreement”) and consummating the Proposed Merger.

19. Defendant Merger Sub is a Delaware corporation and an indirect wholly owned subsidiary of BCEC that will function as the merger subsidiary in the Proposed Merger. Merger Sub was formed for the sole purpose of entering into the Merger Agreement and consummating the Merger. Upon completion of the Merger, Merger Sub will merge with and into Presidio and Merger Sub will cease to exist.

20. The defendants listed in paragraphs 8 through 16 are collectively referred to as the “Board” or “Individual Defendants.” Presidio, the Individual Defendants, Apollo, and the BCP Defendants are collectively referred to as the “Defendants.”

RELEVANT NON-PARTIES

21. Non-Party Apollo is a publicly owned investment manager. Its private equity business has approximately $77 billion in assets under management as of March 31, 2019. Apollo is incorporated in Delaware and headquartered in New York, New York. Its common stock trades on the NYSE under the ticker symbol “APO.” As of September 27, 2019, Apollo beneficially owned approximately 42% of Presidio’s outstanding shares and controlled five of Presidio’s nine Board seats.

22.

23.

SUBSTANTIVE ALLEGATIONS

Apollo Acquires Presidio and Takes It Public

24. Apollo acquired Presidio on February 2, 2015 for approximately $1.3 billion (the “Presidio Acquisition”) from private equity firm American Securities LLC (“American Securities”). According to Presidio’s public filings, members of Presidio management invested in Presidio alongside Apollo. This included Cagnazzi, who had been Presidio’s CEO since 2012 when Presidio acquired BlueWater Communications Group LLC (“BlueWater”), which Cagnazzi founded in 2006 and operated as its CEO. Caganazzi’s brother Chris Cagnazzi, currently President of the Presidio Tri State region, was the Chief Financial Officer of BlueWater. Chris Cagnazzi also remained at Presidio when American Securities and then Apollo acquired the Company.

25. Apollo invested in Presidio through AP VIII Aegis Holdings, L.P. (“Aegis”), which is a vehicle of Apollo Investment Fund VIII, L.P. (“Fund VIII”). Fund VIII is one of Apollo’s traditional private equity funds that, according to Apollo’s public filings and statements, has an average 2.5 year investment horizon.

26. Two years after the Presidio Acquisition closed, Apollo took Presidio public. On March 10, 2017, Apollo caused Presidio to complete its initial public offering (“IPO”) of 16,666,666 shares of Presidio Class A common stock for $14 per share. Apollo did not sell its Presidio shares in the IPO. Instead, Apollo caused Presidio to use $124.2 million of the $218.7 million in IPO proceeds to repurchase all of Presidio’s outstanding 10.25% Senior Subordinated Notes due 2023 (the “Subordinated Notes”) that Apollo held. Cagnazzi also did not sell any shares during the IPO.

27. Immediately after the IPO, Apollo held 75.6% of Presidio’s voting power and had five (5) director designees out of the nine (9) members of Presidio’s Board. Cagnazzi held 1.5% of Presidio’s voting power and continued as Presidio’s CEO. Cagnazzi became Chairman of the Board in 2017.

28. Between November 20, 2017 and March 15, 2019, Apollo sold over twenty-one million Presidio shares in four (4) secondary offerings. Each sale of Apollo’s stock was announced on the heels of positive earnings and an increase in Presidio’s stock price. Each time Presidio announced a sale of Apollo’s stock, however, the stock price dropped. This pattern continued through March 15, 2019, when Apollo last sold Presidio shares, as reflected in the following chart:

Date	Event	Closing Price Day of	Closing Price Day After
11/6/17	1Q18 (beat)	$14.49	$15.76
11/14/17	Announce Apollo Sale	$16.21	$14.10
9/6/18	4Q18 (beat)	$15.51	$16.57
9/17/18[2]	Announce Apollo Sale	$16.39	$15.33
2/6/19	2Q19 (beat)	$15.01	$15.85
2/7/19	Announce Apollo Sale	$15.85	$15.25
3/12/19	Announce Apollo Sale	$15.50	$15.21

[2]

Bloomberg noted that on September 18, 2018, Presidio’s stock was trading at a 13% discount to analysts’ consensus price target. See Drew Singer, Apollo Taps Morgan Stanley for Latest Presidio Sale: ECM Watch, BLOOMBERG NEWS ENTERPRISE (Mar. 12, 2019, 6:06 p.m.).

29. Presidio has acknowledged the downward price pressure Apollo’s sales have caused, stating in the Company’s May 8, 2019 Form 10-Q that Apollo’s “sale of a substantial number of shares of stock . . . could cause our stock price to decline.” Analysts have also remarked on Apollo’s overhang on Presidio’s stock price. For example, after Presidio announced on February 7, 2019 that Apollo would be selling four (4) million shares in its third secondary offering, Bloomberg wrote: “Presidio Inc. bulls are holding out hope that an after-hours stake sale of Apollo Global Management, LLC will prove less damaging than the last one.”3 Similarly, on May 6, 2019, J.P. Morgan Securities, LLC (“J.P. Morgan”) analyst Paul Coster (“Coster”) wrote:

•When will it end? Insider selling by Apollo Management seems to kick in when PSDO stock moves above $15.00, and given that the PE firm still owes ~42% of shares outstanding, there remains the risk that the stock’s upside is limited near-term.4

30.

[3]	Drew Singer, Apollo Slashes Stake in Presidio for Third Time: ECM Watch, BLOOMBERG NEWS ENTERPRISE (Feb. 7, 2019, 5:44 p.m.).
[4]	Paul Coster, F3Q19 Preview: Improving Execution Should Buoy the Stock But Insider Selling Is a Risk, J.P. MORGAN NORTH AMERICA EQUITY RESEARCH (May 6, 2019) (emphasis in original).

Apollo Orchestrates an Exit Before Losing Control of the Board

31. Because Fund VIII is a private equity fund with an average 2.5 year investment horizon that has been invested in Presidio for 4.5 years, Apollo is beyond ready to exit its Presidio stake. Indeed, Apollo has long been planning to exit its Presidio investment in late 2019. For example, on Apollo’s fourth quarter 2017 earnings call, Apollo stated that its Presidio investment was maturing, and that Apollo was “starting to set ourselves up for valuation.” On Apollo’s second quarter 2019 earnings call, Apollo stated that it expected “that 2019 exit activity in Fund VIII will be concentrated in Q4.”

32. Apollo’s shedding of Presidio shares and corresponding reduction in Company voting power has coincided with its intended exit. After Apollo sold Presidio shares on February 12, 2019, Apollo held less than 50% of Presidio’s outstanding stock for the first time since the Presidio Acquisition in 2015. As a result, under a stockholders agreement Apollo entered into with Presidio on March 10, 2017 (the “Stockholders Agreement”), after Presidio’s 2019 annual stockholders meeting Apollo will only have the right to designate four (4) directors on the nine-member Board.5 Presidio’s next annual meeting would likely be held in November 2019, as its 2018 annual stockholders meeting was in November 2018. Thus, Apollo planned the Proposed Merger before it lost control of the Board, and in line with its intention to exit Presidio in late 2019.

[5]

Section 3(a) of the Stockholders Agreement gives Apollo the right to designate five Presidio directors if Apollo owns 50% or more of Presidio’s stock. If Apollo’s voting power dips below 50%, it has the right to designate four directors or less, in proportion to its voting power.

Apollo’s Relationships with LionTree & BCP

33. In May 2019, in order to facilitate its intended exit of Presidio in the fourth quarter of 2019, Apollo began socializing Presidio’s sale. Apollo did so with the assistance of its financial advisor LionTree. At the time, LionTree was already advising Apollo on its (1) $2.7 billion acquisition of Shutterfly, Inc. (“Shutterfly”) in a sale process that ran from February 2019 to June 10, 2019, and (2) $2 billion acquisition of a majority interest in Cox Media Group’s radio stations in a transaction that was announced on June 26, 2019. LionTree expected to earn fees in both transactions.

34. In addition, LionTree had already earned significant fees from Apollo. In the two years preceding August 1, 2019 (the date LionTree disclosed its conflicts to the Board), LionTree received almost $16 million in investment banking fees and commissions from Apollo. LionTree has also co-invested with Apollo, including in Apollo’s $2 billion acquisition of West Corporation in which LionTree was Apollo’s financial advisor.

35. Apollo socialized a potential change-of-control transaction first with BCP with an eye toward facilitating Presidio’s expeditious sale. Apollo has close ties to BCP and BCP is intimately familiar with Presidio, which would cut time off of diligence and the back-and-forth of price negotiations. Specifically, two executives in BCP’s New York City office, Edward “Ted” Goldthorpe (“Goldthorpe”) and Patrick Schafer (“Schafer”), are former Apollo executives who left Apollo in 2017 and 2018, respectively. Goldthorpe was the head of Apollo’s Opportunistic Credit division in 2015 in which Schafer also worked. Goldthorpe and Schafer thus appear to have worked on Apollo’s February 2, 2015 Presidio Acquisition, which Apollo identifies in its public filings as an “Opportunistic Buyout.” In addition, a BCP operating advisor, Rudolph Reinfrank, who according to BCP’s website provides “access to extensive local networks of senior executives,” is a current Apollo executive.

36. Because of BCP’s close ties to Apollo and intimate knowledge of Presidio, BCP would also have intimate knowledge of Apollo’s exit strategy—i.e., Apollo’s timing and the minimum price at which Apollo would sell the entirety of its Presidio shares.

Apollo Socializes Presidio’s Sale with the Help of Cagnazzi

37. The Proxy states that in May 2019, Apollo met with BCP and a private equity sponsor                      that was in the process of acquiring a portfolio company that was a Presidio competitor                      The Proxy states that at its meetings with BCP and              Apollo “discussed views on the Company’s industry including recent consolidation activity that had taken place.” Proxy at 26. The Proxy’s subsequent disclosures clarify that Apollo met with BCP                  to discuss a transaction that would monetize Apollo’s Presidio investment. There is no indication in the Proxy                                   that Apollo told the Board that it would be socializing Presidio’s sale with BCP

38. The Proxy states that on June 5, 2019, Cagnazzi (Presidio’s CEO and Chairman) met with                      LionTree “to generally discuss the broader industry landscape.” Proxy at 26. This disclosure is partial and misleading at best,

39. Cagnazzi would have also known about Apollo’s discussions with BCP, which is a transaction that Cagnazzi would favor. Cagnazzi knew that private equity sponsor BCP would need a management team to run the post-merger entity.                                                                                                                                                                                                                                                                                                                                                                              .6

[6]	Chris Cagnazzi is President of Presidio’s Tri State region. Victor Cagnazzi, Jr. works in Cloud/IoT of Presidio’s Tri State region.

40.

41.

42. On July 3, 2019, BCP called LionTree to discuss its potential acquisition of the Company.

43.

44. On July 8, 2019,                                                                                    According to the Proxy                                      , this was the first time the Board learned about the discussions of Presidio’s potential take-private that had been brewing for over a month.                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                             .7 The Proxy states that LionTree also told the Board about BCP’s call expressing interest in acquiring Presidio.

[7]

Notably, the Proxy makes a slightly different disclosure,                                                                                                                                                                          stating rather that “Party A informed LionTree that they were focused on closing their pending acquisition of the portfolio company that is a participant in the Company’s industry, and were not focused on a strategic transaction in the near term.” Proxy at 27.

45. The Proxy                      indicate that at the July 8, 2019 Board meeting, after determining it was in Presidio’s and stockholders’ best interests to engage with BCP, the Board directed LionTree and Presidio’s legal counsel Wachtell Lipton Rosen & Katz (“WLRK”) to engage with BCP.

46. On July 12, 2019, the Board met telephonically. At the meeting, the Board reviewed the draft management presentation that Company management intended to use at its meeting with BCP. Also on July 12, BCP and Presidio entered into a non-disclosure agreement (the “NDA”).

47. On July 15, 2019, Company management met with BCP and gave its management presentation to BCP. As the week went on, BCP conducted follow-up discussions with Company management.

After Half-Hearted Negotiations with BCP Over Price,

the Board Approves the Merger Agreement

48. On July 20, 2019, BCP and LionTree met to discuss a potential acquisition. The next day, BCP sent LionTree a formal indication of interest with a per share indicative price of $15.60 payable in cash.

49. Upon information and belief, when BCP sent its July 20, 2019 bid letter, BCP knew that Apollo would support BCP’s acquisition of the Company for $16 per share, which BCP would subsequently deliver to the Board as its “best and final” offer. Given BCP’s relationship with Apollo, it is inherently likely that Apollo and BCP would have discussed price before BCP approached the Board.

Further, BCP would have wanted to take Apollo’s temperature on price so that BCP did not waste its time engaging in a sales process that Apollo would ultimately veto.

50.

(Emphasis added).

51.                                                                                                                                                                                                                                                        BCP’s proposal that management rollover Company shares was also directly aligned with Cagnazzi’s investment strategy. Cagnazzi had been personally invested in Presidio since at least 2015, did not sell any of his 1,311,412 Presidio shares in the Company’s IPO, and has accumulated and not sold Company shares since the IPO. Cagnazzi was clearly interested in continuing to invest in Presidio, as opposed to getting cashed out with Presidio’s other stockholders.

52. On July 22, 2019, the Board met telephonically to discuss BCP’s bid.

[8]

53. At the July 22, 2019 meeting, the Board also directed LionTree to tell BCP that the Board was unprepared to support a transaction at $15.60. The Board also, however, instructed LionTree to authorize BCP to begin discussions with potential debt financing sources, and to give such financing sources access to the data room. The Board thereby signaled that although it would not agree to a $15.60 deal, BCP did not have to increase its bid all that much higher (which BCP likely already knew from its conversations with Apollo). The Board would not have given BCP and its financing sources access to the data room if BCP’s price range was out of the ballpark.

54. On July 23, 2019, the Board had a telephonic meeting to discuss the message that LionTree had delivered to BCP concerning price and a go-shop.                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                           The Board’s low-ball counteroffer is perplexing considering the Company had just blown-out its fourth quarter results,                                                                                                                                                                                                                                                                                                                                                                                                                                              Accordingly, the Board’s counter, likely motivated by Apollo, appears to have just been in an effort to get to “yes,” rather than maximize stockholder value. The Board’s one (1) and only counter-offer was promptly delivered to BCP.

55. On July 24, 2019, BCP sent LionTree a letter increasing its acquisition proposal to $16 per share, and agreeing to a go-shop. BCP’s letter stated that $16 was its “best and final” offer, which BCP verbally reiterated to LionTree. The Board met that day.                                                                                                                                                                                                                                               The Board authorized Presidio’s counsel WLRK to prepare a draft merger agreement to send to BCP.

56. On July 31, 2019, WLRK sent a preliminary draft of the merger agreement and ancillary documents to BCP’s legal counsel Kirkland & Ellis (“Kirkland”). On August 8, 2019, Kirkland sent a preliminary draft of the voting agreement to Apollo’s legal counsel Sidley Austin LLP (“Sidley Austin”). The parties’ counsel negotiated various drafts of the transaction agreements over the ensuing weeks.

57. On August 5, 2019, the Board met telephonically. At Cagnazzi’s request, LionTree informed the Board that BCP had requested a meeting with Cagnazzi to discuss terms of his post-closing compensation. The Board authorized Cagnazzi to have such discussions, subject to pre-approval of any agreements or arrangements by the Compensation Committee9 and the Board, which was controlled by Apollo and wanted to get a deal done quickly with BCP.

[9]

Cagnazzi is a member of the Board’s three-member Compensation Committee. According to Presidio’s annual 2018 proxy statement, as of October 2, 2018, the two other members of the Compensation Committee were defendants Nord and Edson (Apollo partners). Sometime after October 2, 2018, the members of the Compensation Committee changed. According to Presidio’s annual 2018 report filed with the SEC on Form 10-K on August 29, 2019, the Compensation Committee now includes Cagnazzi and defendants Siegel and Lerner.

58. The Proxy states that also at the August 5, 2019 meeting, the Board “discussed certain disclosures provided to the Presidio Board by LionTree and approved finalizing engagement terms with LionTree on the basis of the disclosures that had been provided.” Proxy at 29.

59.                                                                                                                                                                                                                                                                                                                       (1) LionTree received almost $16 million in investment banking fees and commissions from Apollo; (2) LionTree was simultaneously advising Apollo on the Shutterfly and Cox Media Group deals; (3) LionTree has co-invested with Apollo, including on the multi-billion dollar West Corporation acquisition; and (4) LionTree received approximately €3.75 million in advisory fees from BCP.                                                                                                                                                              LionTree had been acting as the chief negotiator of the Proposed Merger price and liaison between Presidio and BCP, and the Board had been relying on LionTree’s advice.

60.                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                          although LionTree had also performed advisory work for Presidio in the prior two (2) years, the fees it received from Presidio—a mere $68,000—paled in comparison to its fees from Apollo and BCP.

61. On August 9, 2019, the Board met telephonically. At Cagnazzi’s request, LionTree advised the Board on BCP’s efforts to obtain financing. LionTree also informed the Board that following Cagnazzi’s meeting with BCP, BCP “had formally requested to share a roll-over agreement and a term sheet with respect to a management equity plan.” The Board unanimously approved permitting BCP to submit the foregoing documents, subject to the Compensation Committee’s and Board’s pre-approval of any final arrangements or agreements. The Board also discussed these matters with Cagnazzi.

62. On August 12, 2019, the Board met telephonically.                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                   Cagnazzi then updated the Board on the status of his discussions with BCP regarding (1) a proposed agreement for a stock rollover, (2) a proposed agreement for a cash investment in the post-closing entity, (3) the broad terms of a proposed management equity pool that BCP would offer to senior management, and (4) a proposed long-term cash incentive program.

63.

64.

65. On August 13, 2019, the Board met telephonically. LionTree delivered its final “fairness” opinion, subsequently confirmed in writing, that the $16 Proposed Merger price was “fair.”                                                                                                                                                                                                                                                                                                                                                                                                                                                                                 The Board subsequently approved the Merger Agreement. Then, LionTree left the meeting and the Board met in executive session to finalize LionTree’s engagement letter.                                                                                                                                                                                                                                                                                                                       After the meeting adjourned, the Company finalized its engagement letter with LionTree; LionTree’s fee was set at 1.575% of transaction value.

66. Early in the morning of August 14, 2019, the parties executed the final agreements. The Proxy does not disclose when specifically Apollo and BCP executed the “Voting Agreement,” or when Sidley Austin and Kirkland finalized the Voting Agreement. Presidio and BCP announced the Proposed Merger before the market opened that day.

The Go-Shop Period Begins

67. Upon the execution of the Merger Agreement, the two-phase Go-Shop that Presidio bargained for under Section 6.4(a) of the Merger Agreement (the “Go-Shop Provision”) commenced. As explained below, the terms of the Go-Shop allowed Presidio to                                                                                                                                                         , until the Board, in breach of their fiduciary duties, and BCP short-circuited the contractual provisions of the Go-Shop.

68. Section 6.4(a) of the Merger Agreement provides that the first phase of the Go-Shop would extend through 11:59 p.m. New York City time on September 23, 2019 (the “No-Shop Period Start Date”). Section 6.4(b) of the Merger Agreement provides for a second phase of the Go-Shop insofar as it states that with respect to an Excluded Party, the “No solicitation or Negotiation” provisions of Section 6.4(b) (the “No-Shop”) will not go into effect until the “Cut-Off Time,” which is 11:59 p.m. New York City time on the tenth day after the No-Shop Period Start Date (i.e. 11:59 p.m. New York City time on October 3, 2019).

69. Under Section 1.1 of the Merger Agreement, an “Excluded Party” is an offeror who submits a “Company Takeover Proposal” (as defined in Section 1.1) before the No-Shop Period Start Date, provided that the Board determines the Company Takeover Proposal constitutes, or would be reasonably expected to lead to, a “Company Superior Proposal” (as defined in Section 1.1). Thus, Presidio and BCP agreed to a Go-Shop that had two (2) phases: the first phase, during which any person could bargain with Presidio, ended on September 23, 2019; and the second phase, during which only Excluded Parties were allowed to continue negotiating with Presidio, ended on October 3, 2019.

70. Presidio and BCP also agreed to a Company Termination Fee that tracked the Go-Shop’s two (2) phases. Pursuant to Section 8.3(b) of the Merger Agreement, “the Company shall pay the Company Termination Fee” to BCP if the Company terminates the Merger Agreement in favor of a Company Superior Proposal. Section 1.1 defines the Company Termination Fee:

“Company Termination Fee” shall mean (a) if payable in connection with a valid termination of this Agreement by the Company pursuant to Section 8.1(d)(ii) prior to the No-Shop Period Start Date or, with respect to a Company Superior Proposal made by an Excluded Party, prior to the Cut-Off Time, an amount equal to $18,000,000 and (b) if payable in any other circumstance, an amount equal to $40,000,000.

71. The termination fee provisions of the Merger Agreement tracked the phases of the Go-Shop by providing that where Presidio terminated the Merger Agreement in connection with a Company Superior Proposal that had been made by an Excluded Party prior to the Cut-Off Time, the Company Termination Fee would be $18 million (approximately $0.21 per share). The Company Termination Fee would increase to $40 million (approximately $0.49 per share) if Presidio terminated the Merger Agreement in connection with a Company Superior Proposal made after the No-Shop Period Start Date or, with respect to an Excluded Party, after the Cut-Off Time.

72. Thus, if the Board determined                              were Excluded Parties under the Merger Agreement,                      could negotiate with Presidio until October 3, 2019 without being subjected to the $22 million increase in the Company Termination Fee from $18 million to $40 million.

73. The Go-Shop and two-tiered Company Termination Fee were the subjects of extensive negotiations. Indeed, in making a counter-offer, the Board purportedly insisted on a “robust Go-Shop.” For its part, BCP agreed to a “include a go-shop provision in the transaction.” Proxy at 28. The parties then negotiated the specific terms of the Go-Shop. Id. at 28-29.

74.                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                            The Proxy does not reveal how and when the Excluded Party termination fee came to be $18 million.

75. The Merger Agreement required a Go-Shop in which prospective alternative bidders whose proposals were or were reasonably likely to lead to a Company Superior Proposal would have to absorb an $18 million Company Termination Fee, which would cost them an additional $0.21 per share beyond what was necessary to top BCP’s $16 offer. Increasing that termination fee would deter higher bids and undermine the validity of the Go-Shop process.

             Makes an Alternative Proposal

76. In connection with the Go-Shop, LionTree contacted

77.

78.

79.

The Presidio Directors Breached Their Fiduciary Duties by Changing the

Rules Mid-Auction and BCP Aided and Abetted That Breach

80. The Presidio Board met on September 23, 2019 to discuss                                   and immediately showed favoritism for BCP                      The Board—chaired by a CEO who had just negotiated lucrative post-merger compensation for himself                                   and populated with designees of Apollo that was set on exiting its investment by the end of 2019—complained                  “had not yet secured committed debt financing” (Proxy at 31), though neither the Merger Agreement nor the instructions given to bidders required that a Company Takeover Proposal include such a commitment. The Board grumbled                                   required the Company to pay the $18 million Company Termination Fee (Id.), but in Section 8.3(b) of the Merger Agreement the Company already had agreed that it would pay that fee if it opted for a transaction with an Excluded Party. The Board criticized                                                    “contemplated a CFIUS filing and related closing condition,” (Id.) though the Merger Agreement (Sections 1.1, 4.3 and 7.1 (d)) required the same filing, approval and closing condition,                                                                                                                                                                                                             Thus, the Presidio Board sought to create an unlevel playing field where it imposed requirements                                   well beyond those embodied in the Merger Agreement.

81.                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                    “the                                   Proposal would be reasonably expected to lead to a Company Superior Proposal such that                and its portfolio company both qualified as Excluded Parties.” Id. Furthermore, Presidio recognized that              could offer an improved purchase price based on potential synergies between Presidio and           . Id. By contrast, there were no potential synergies with BCP.

82.

BCP Gets Wind of              Bid and Scuttles the Auction

83. Also on September 24, 2019, Presidio sent BCP notice that Presidio                                                                                                                                                                                                                              Excluded Parties (the “September 24 Notice” or “Notice”).                                                                                                                                                                                                                                                                                                                                    The Proxy does not describe                                                                                                                                         any other

contact between Presidio and BCP on September 23 or 24, 2019.

84.

85.                                                                                                                                                                                                                                                                                                                                    However, a comparison of the notice provisions of Sections 6.4(a) and 6.4(d) of the Merger Agreement indicate that BCP agreed it would not have notice rights to the material terms of an alternative proposal made by an Excluded Party before the Cut-Off Date.

86. Section 6.4(a) of the Merger Agreement (the Go-Shop Provision) required Presidio to deliver to BCP:

a written notice setting forth the identity of each Excluded Party and each other Person that, to the Knowledge of the Company, has (or is expected to have) a more than ten percent (10%) equity interest in such Excluded Party.

(Emphasis added).

87. In contrast, Section 6.4(d) of the Merger Agreement provides:

At any time after the No-Shop Period Start Date (or, with respect to an Excluded Party, the Cut-Off time) . . . the Company shall (i) . . . notify Parent in writing in the event that the Company . . . receives a Company Takeover Proposal or any offer, proposal, inquiry or request for information or discussions relating to the Company or its Subsidiaries that is or would be reasonably likely to lead to a Company Takeover Proposal or in each case, any amendment or modification to the material terms of any Company Takeover Proposal (after the Cut-Off time, with respect to an Excluded Party, or after the No-Shop Period Start Date, with respect to any other Person), including the identity of the Person making the Company Takeover Proposal or offer, proposal, inquiry or request and the material terms and conditions thereof (along with unredacted copies of all proposed transaction documents received by the Company or any of its Representatives after the Cut-Off Time, with respect to an Excluded Party, or after the No-Shop Period Start Date, with respect to any other person)….

(Emphasis added).

88. Thus, BCP agreed that it only had notice rights to the “material terms” of an alternative proposal made (1) by an Excluded Party after the Cut-Off Time or (2) a non-Excluded Party made after the No-Shop Period Date.

89.

90.                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                      The Go-Shop rules called for an $18 million termination fee to apply to an Excluded Party during which time the Company and the Excluded Party would be allowed to continue to negotiate until the Cut-Off Period without disclosing to BCP material terms.

[10]

BCP has notice rights of the material terms of an Excluded Party’s alternative proposal made before the Cut-Off Time only if and when Presidio determines (i) that the alternative proposal is a Company Superior Proposal and (ii) to change its recommendation that stockholders vote to approve the Proposed Merger or terminate the Merger Agreement in connection with such Company Superior Proposal. See Merger Agreement, Section 6.4(e). This facilitates BCP’s matching rights while preventing BCP, under Sections 6.4(a) and 6.4(d) of the Merger Agreement, from interfering with Presidio’s attempts to secure, and/or improve the terms of, a Company Superior Proposal.

91.

92.

93.

94.

95.

96.

(Emphasis in original).

97.

98.                                                                                                                                                                                                                                                                                                                                                                                                        On September 25, 2019, the Board met and, according to the Proxy,                                                    “had put forward an indicative price that was higher” than BCP’s $16.60 price. But the Board dismissed the higher $17 price as “not definitive or legally binding,”

99. The Board and BCP then amended the Merger Agreement to provide that the Company Termination Fee for a transaction with an Excluded Party would be increased by $22 million from $18 million to $40 million, a 122% increase. As the Proxy (at 32) admits, the Board recognized the $22 million increase in the Company Termination Fee would increase the cost of acquiring Presidio by $0.26 per share. Thus, the Board,                                                                                                                                                                                                                                                                                                                                                     increased the cost                                                                     by $0.26 per share.

100. The preliminary proxy (at 31-32), which the Company filed with the SEC on September 10, 2019 (the “Preliminary Proxy”),                                                                                                                                                                         cited the Go-Shop and the $18 million Company Termination Fee for an Excluded Party as positive factors in the Board’s recommendation of the Proposed Merger.

In addition, LionTree qualified its fairness opinion, stating, In rendering this opinion, we have assumed with your consent that except as would not be in any way meaningful to our analysis . . . (iv) the [Proposed Merger] will be consummated in accordance with the terms of the Agreement and other Transaction Agreements, without any waiver or amendment of any term or condition thereof (or any change in the form or amount of Consideration).

(Emphasis added).

101. On September 26, 2019, Presidio issued a press release announcing that “in response to an alternative acquisition proposal received during the Go-Shop Period, the Company and BC Partners agreed to an amendment to the Merger Agreement to increase the per-share consideration payable to Presidio’s stockholders to $16.60 per share.” The press release stated that the Go-Shop Period ended on September 23, 2019. The press release failed to mention

102. Then, the Proxy (at 33-34), which Presidio filed with the SEC on October 7, 2019 after changing the rules of the Go-Shop, dropped the reference the Preliminary Proxy had made to the $18 million Company Termination Fee as a positive factor in the Board’s decision to approve the Merger Agreement and recommendation that Presidio’s stockholders do the same.

Cagnazzi Favored BCP in Order to Secure Lucrative Executive

Employment Following the Proposed Merger

103. Cagnazzi had unique and powerful personal and financial incentives to stick with the Merger Agreement, rather than                                                    and lucrative side agreements he already knew would benefit him personally. These agreements gave Cagnazzi reason not only to prefer a transaction with BCP, but to favor a transaction at as low a price as possible, as after closing he would own a substantial amount of securities in BCEC.

104. On August 13, 2019, Cagnazzi entered into a Rollover Agreement with BCEC pursuant to which he will contribute, immediately prior to the Effective Time of the Proposed Merger, a total of 363,656 shares of Presidio common stock to BCEC in exchange for Class A-2 limited partnership units in BCEC. On the same day, Cagnazzi also entered into a Cash Investment Subscription Agreement with BCEC pursuant to which he will purchase Class A-2 limited partnership units in BCEC having an aggregate value equal to two-thirds of the aggregate cash consideration he would receive in the Proposed Merger because of his 1,723,528 Presidio options, net of income taxes. As a result of these agreements, Cagnazzi would own a substantial amount of equity in the post-closing entity, rather than simply being cashed out. This changed the nature of his investment in Presidio in connection with the Proposed Merger such that he had an interest in BCP not paying “too much” for Presidio stock.

105.

106. In addition, the Merger Agreement with BCP secured the continued employment of not only Cagnazzi, but, upon information and belief,                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                 Rather than pursue the highest price for Presidio’s stockholders                                                   ,

The Board’s Pretextual Reasons for

                          Are Unsupported by the Facts

107. Throughout the process, the Board demonstrated a bias                                                                                                                                                                                                                                                                                                                                                                                                                                                               The Proxy suggests that the Board was told                              previously said, in a meeting with Cagnazzi and LionTree on June 5, 2019                                                                                                                                                    that it was closing a pending transaction and therefore not focused on a strategic transaction in the near term.

108. The Proxy provides various reasons for why the Board rebuffed                                              . The Board’s reasons are contradicted by                                           the terms of the Merger Agreement.

109. In addition, the Proxy does not state whether the Board made a determination                                                                                                                                                                                                                                                                                                                                                To the extent the Board claims it made a negative determination, the Proxy indicates it did so based on imposing new, unwritten requirements that are not found in the Merger Agreement. Again, the Board changed the rules.

The Merger Agreement Did Not Require a Company Takeover Proposal

to Be Definitive or Not Subject to Diligence

110. The Proxy states that the Board rejected                                                                                                          because the “price was not definitive or legally binding and was subject to the completion of additional diligence.”

111. Section 1.1 of the Merger Agreement defines a “Company Takeover Proposal” as “any bona fide written offer, proposal or indication of interest that is not withdrawn ” (Emphasis added). It does not require that the price be “definitive or legally binding.” The same section defines “Company Superior Proposal” to include a “bona fide written Company Takeover Proposal ” The Merger Agreement does not require that a Company Takeover Proposal must not be subject to due diligence.

The Merger Agreement and Amended Merger Agreement

Are Conditioned on CFIUS Approval

112. The Proxy states that the Board rejected                                                                                had not “taken a definitive position with respect to a CFIUS filing.” The Merger Agreement requires BCP and Presidio to seek CFIUS approval. Proxy at 8, 55; Merger Agreement §§ 6.6(f),(g). CFIUS approval is also a condition precedent for completing the Merger. Proxy at 76; Merger Agreement § 7.1(d); see also Merger Agreement § 4.3. Thus, the Board had no issue with CFIUS approval being a condition of the Merger.

113. CFIUS approval is a process created by the Exon-Florio Amendment to the Defense Production Act of 1950, which authorizes the President (through CFIUS) to review “any merger, acquisition, or takeover . . . by or with any foreign person which could result in foreign control of any person engaged in interstate commerce in the United States.” In the first, 45-day preliminary stage, which begins on the next business day after the parties to a transaction jointly file a notice, CFIUS reviews the transaction to determine whether it is a transaction subject to its jurisdiction and whether the transaction presents a national security risk that other provisions of law do not provide adequate authority to address. Sometimes, a second 45-day investigatory period begins, which can be terminated early. If CFIUS determines no further action is necessary after concluding its review, it provides a notice to the filing parties. Otherwise, a 15-day period begins, during which conditions may be placed on the transaction before it can proceed.

114. The Proxy asserts that the Board declined                                                                                                subject to a condition of CFIUS approval, but again, this is a new standard not applied to BCP. Specifically, Section 7.1(d) of the Merger Agreement provides, as a condition precedent to both parties’ obligation to complete the Closing, “The CFIUS Approval shall have been obtained.”

115. Section 1.1 of the Merger Agreement defines CFIUS Approval:

“CFIUS Approval” shall mean, following the filing of a joint voluntary notice of the transactions contemplated by this Agreement (the “CFIUS Notice”) with CFIUS, (a) the receipt by Parent and the Company of written notification (including by email) from CFIUS that (i) CFIUS has determined that none of the transactions contemplated by this Agreement is a “covered transaction” under the DPA [defined under Section 1.1 of the Merger Agreement as Section 721 of the Defense Production Act of 1950 as amended, and 31 C.F.R. Part 800]; or (ii) CFIUS has completed a review of or investigation of the CFIUS Notice and has concluded all action under the DPA; or (b) if CFIUS has sent a report to the President of the United States (the “President”) requesting the President’s decision and (i) the President has announced a decision not to take any action to suspend or prohibit the transactions contemplated by this Agreement or (ii) having received a report from CFIUS requesting the President’s decision, the President has not taken any action after fifteen (15) days from the date the President received such report from CFIUS.

116.

(Emphasis added).

117. The Proxy contains no explanation of why a CFIUS condition was acceptable for the Merger Agreement,                                                                                      There is no indication that the Board knew of facts that would make CFIUS approval a higher hurdle than for BCP (based in London).

118. Yet, at its September 23 and September 25, 2019 meetings, the Board considered                                           “contemplated a CFIUS filing and related closing condition” and did not indicate a “willingness to eliminate CFIUS as a closing condition” in its September 23 offer as a strike                             . Proxy at 31-32. Plainly, the Board used a double standard in evaluating                                  .

119. The reason the Board even cared about a CFIUS condition is simple. Entering into a new agreement would start a new, later 45-day period for preliminary CFIUS review, and Apollo would not accept any risk that its exit from Presidio would be delayed past the fourth quarter of 2019—not even to increase the consideration received by Presidio stockholders.

Cagnazzi’s “Hunch” Was Conflict-Ridden

120. The Proxy discloses that the Board rejected                                                    after being advised by management                                   “that              had conducted extensive due diligence of Presidio, which particularly when combined with                  existing knowledge of the industry, should enable it to make a definitive binding offer.”                                                                                                                                                                                                                                                                                                                                                                                                                                                                                And, as discussed herein, Cagnazzi had financial incentives to favor the Merger Agreement with BCP.

The Board Changed the Go-Shop Rules Mid-Auction

121. The Proxy discloses that the Board rejected                                                                          “could still make a Company Takeover Proposal up to the time of the shareholder vote, and [] the $22 million increase in the termination fee represented approximately $0.26 per basic share outstanding, which should not preclude or discourage a proposal of at least $17 per share.” This reasoning wholly ignores that in agreeing to increase the Company Termination Fee and end the second phase of the Go-Shop eight days early,

The Proposed Merger Is Not Value Maximizing

122. The Proposed Merger is less than value maximizing when viewed under a number of metrics.

The Board Prematurely Cut-Off the Auction

123. After deciding on July 22, 2019 that Presidio would negotiate exclusively with BCP, the Board decided that a go-shop was of particular importance. The Board subsequently negotiated for a “robust” go-shop supposedly as a tool to maximize stockholder value.

124.                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                This would have been value maximizing.

125. But the Go-Shop’s effectiveness ceased when Presidio and BCP changed the Go-Shop rules by (1) raising the Excluded Party Company Termination Fee by $22 million (or approximately $0.26 per share); (2) cutting-off                                                                                                   eight days early; and (3)

[11]

See, e.g., Guhan Subramanian & Annie Zhao, Go-Shops Revisited, Harv. L. Rev. (forthcoming 2019) at 3, https://ssrn.com/abstract=3328202 (finding a competing bid emerged in just one of forty go-shops from 2015-2018).

126. As a result, the Proposed Merger was not value maximizing. To the contrary, Defendants changed the Go-Shop rules to ensure the Proposed Merger would not be.

The Board Approved the Proposed Merger

When Presidio Stock Traded at a Discount

127. The Board initiated a sale process and approved the Proposed Merger when Presidio’s stock was trading at a discount. Senior management stated on numerous occasions in the year preceding the Proposed Merger’s announcement that Presidio stock was trading at a discount at prices higher than the prices at which the stock was trading when the Board approved the Merger Agreement on August 14, 2019.

128. For example, on Presidio’s fourth quarter 2018 earnings call on September 6, 2018, Presidio’s Chief Financial Officer stated that the Company’s agreement to repurchase 10.75 million Apollo Shares in the Share Repurchase “allows us to capture some of the current discount in our stock price.” In the two and a half weeks leading up to the fourth quarter 2018 earnings call, Presidio’s stock closed above $15.00, including above $16.00 on August 23-24, 2018. The Company’s September 6, 2018 press release announcing the Share Repurchase described the transaction as an “opportunistic repurchase.”

129. Moreover, on May 14, 2019, less than a week after Presidio announced quarterly results that beat analysts’ estimates for the fourth consecutive quarter and management increased the Company’s full year guidance, Cagnazzi “wholeheartedly agree[d]” that “given the fact that Presidio’s now putting up growth, pretty decent margins,” Presidio’s trading multiples did not “really make much sense” relative to its peers. Presidio’s discounted stock price was therefore an anomaly in its industry.

130. Between Cagnazzi’s comment on May 14, 2019 and the Board’s approval of the Proposed Merger on August 13, 2019, Presidio’s stock price closed at $13.19—lower than prices management said were discounted. Again, this was an anomaly in the industry. After Presidio’s stock price closed at $13.71 on August 2, 2019, BLOOMBERG noted that Presidio’s stock had dropped 7.5% in the past 52 weeks compared to a 1.1% increase in the stock of its peers and a 9.2% increase in the Russell 3000 Computer Services Software index.12

The Board Agreed to Sell Presidio

Just Before Announcing Record-Breaking Earnings

131. Just two weeks after the Board approved the Proposed Merger, Presidio announced on August 29, 2019 (i) “Record Quarterly Revenue” for the fiscal fourth quarter of 2019, (ii) financial results for the year-end fiscal year 2019 that beat management’s estimates, and (iii) positive quarterly results for the fifth

[12]	Bloomberg Automation, Presidio Shares Down Most in Nine Months, BLOOMBERG (Aug. 5, 2019, 11:48 a.m.).

consecutive quarter. For the fiscal fourth quarter of 2019, Presidio reported “Record Quarterly Revenue” of $803.2 million. For year-end fiscal 2019, Presidio reported $3,026.1 million in total revenue (9.4% growth), exceeding even the top end of management’s guidance of $2,940 million to $2,980 million (6% to 8% growth) by 1.5%. Moreover, during the Company’s fiscal year 2019, management increased its forecast for Presidio’s total revenue on two occasions. On Presidio’s first quarter earnings call, management forecast $2,850 million to $2,900 million in total revenue (3% to 5%) growth, which Presidio beat at the top end by 4.3%.

132. The Board was informed of Presidio’s fourth quarter 2019 and full year results when it approved the Merger Agreement. According to the Proxy, management provided the Board with preliminary results of the Company’s fourth quarter and fiscal year that matched Presidio’s actual results. Management also provided LionTree with these results, which LionTree used in its Discounted Cash Flow analysis that yielded an implied per share equity value reference range up to $21.30. Thus, the Board agreed to sell the Company for a discounted price while the Board knew Presidio was “firing on all cylinders.”

133. Further, the Proposed Merger appears to have put a ceiling on the trading price of Presidio’s stock, which did not increase when Presidio announced its record breaking 2019 results. Thus, Presidio’s trading price was flat during the Go-Shop.

The Board Approved the Proposed Merger Before Apollo Exited

Its Presidio Stake and Shed the Overhang on Presidio’s Stock Price

134. Presidio, analysts                              recognized that Apollo’s voting power and sale of Presidio shares created an overhang and downward price pressure on Presidio’s stock price. The Board’s decision to sell the Company before it got out from under Apollo’s overhang was less than value maximizing. Although Apollo’s exit may have decreased Presidio’s stock price in the short-term, Presidio’s stock price would likely rise in the medium to longer-term as Presidio had just achieved record revenue results was “firing on all cylinders.”

The Proxy is Materially Deficient and Misleading

135. On October 7, 2019, the Company filed the Proxy with the SEC. The Proxy failed to disclose or adequately describe a number of material facts relating to the Proposed Merger including: (i)                                                                                                       (ii)                                                                                                                         (iii)                                                            (iv)                                                                                                                                                                                                                              (v)                                                                                                                                                                                                                                                                                 and (vi)

Misleading and Incomplete Partial Disclosure

Concerning the Increase in the Company Termination Fee

136. As agreed to in the definition of Company Termination Fee in Section 1.1 of the Merger Agreement provided:

“Company Termination Fee” shall mean (a) if payable in connection with a valid termination of this Agreement by the Company pursuant to Section 8.1(d)(ii) prior to the No-Shop Period Start Date or, with respect to a Company Superior Proposal made by an Excluded Party, prior to the Cut-Off Time, an amount equal to $18,000,000 and (b) if payable in any other circumstance, an amount equal to $40,000,000.

137. The Amended Merger Agreement provides:

“Company Termination Fee” shall mean an amount equal to $40,000,000.

BCP and Presidio amended the Merger Agreement after the No-Shop Period Start Date but “prior to the Cut-Off Time.”                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                        By agreeing to amend the Merger Agreement, BCP, Presidio, and the Presidio Board increased the termination fee                                   from $18 million to $40 million. The Proxy’s incomplete and misleading partial disclosure deliberately obscures that fact.

138. The Proxy states that:

Later on September 24, 2019, BC Partners submitted a proposal to amend the Original Agreement to increase the Merger consideration to $16.60 per share in cash, without interest and to increase the Company Termination Fee to $41,000,000, which fee would be payable by the Company if it entered into an acquisition agreement providing for a Company Superior Proposal with any person, whether or not an Excluded party (as compared to a Company Termination Fee of $18,000,000 payable to the Company in connection with certain terminations of the Merger Agreement before October 4, 2019).

139. The vague disclosure that the $18 million Company Termination Fee was payable “in connection with certain (emphasis added) terminations of the Merger Agreement before October 4, 2019” was misleading partial disclosure. Because the first phase of the Go-Shop had expired, upon the September 23, 2019 No-Shop Period Start Date, the only termination of the Merger Agreement to which the $18 million termination fee could possibly apply would be a transaction with an Excluded Party,

140. The final Proxy also deleted language in the Preliminary Proxy stating that the Merger Agreement provided that the Company Termination Fee for an Excluded Party would be $18 million until 11:59 p.m. on October 3, 2019.                                                   Thus, the Individual Defendants, aided and abetted by BCP, breached their fiduciary duties by deliberately obscuring what Presidio and BCP had done: changed the Go-Shop rules

Failure to Disclose Whether BCP Knew the

Terms and Timing of the              Offer

141. The Proxy fails to disclose                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                               The disclosure that on September 24, 2019, Presidio disclosed to BCP                                                         Excluded Parties is misleading partial disclosure without the further disclosure of what additional information BCP was given concerning

Misleading Disclosure Regarding                    Debt Financing

142. The Proxy (at 32) represents that                                                                   “did not provide any additional assurances regarding its ability to secure committed debt financing.”

143. The Proxy’s statement that as of the September 25, 2019 Board meeting,                             “had still not secured committed debt financing” is misleading partial disclosure because of the Proxy’s failure to disclose

The Proxy Does Not Provide a Full and Fair Summary of Apollo’s

Discussions with BCP Concerning Presidio

144. As detailed above, Apollo was interested in monetizing its Presidio investment through a change-of-control transaction in late 2019. In order to expedite a sales process, in May 2019 Apollo engaged its financial advisor LionTree and reached out to socialize Presidio’s sale first with BCP, whose executives are familiar with Presidio because they are former Apollo executives who likely worked on Apollo’s Presidio Acquisition in 2015. The Proxy at page 26, however, provides the following limited disclosure of Apollo’s discussions with BCP:

In May 2019, LionTree facilitated introductory discussions related to the Company, in which a representative of Aegis and a representative of LionTree met separately with BC Partners At [this] meeting[], the representative of Aegis discussed views on the Company’s industry including recent consolidation activity that had taken place.13

145. The Proxy provides no other disclosure about Apollo’s discussions with BCP. The Proxy provides no indication that Apollo had any other direct contacts with BCP.

146. The Proxy’s disclosure of Apollo’s discussions with BCP is deficient and materially misleading. The Proxy’s disclosure that Apollo and BCP discussed the “industry” and “recent consolidation activity”                                                                                                                                                                                                                                                              In addition, the notion is unrealistic that Apollo and BCP did not discuss, either at the “May 2019” meeting or thereafter, (1) the price that Apollo would be willing to sell its Presidio shares to BCP and/or (2) that Apollo would execute a Voting Agreement.

[13]	Aegis is a vehicle of Apollo. See ¶ 25, supra.

147. Having traveled the road of partial disclosure concerning Apollo’s discussions with BCP, Defendants were required to provide a full and fair summary but did not.

The Proxy Does Not Provide Full and Fair Disclosure of

LionTree’s Conflicts and the Timing of the Board’s Knowledge Thereof

148. The Proxy fails to provide full disclosure of LionTree’s conflicts with respect to Apollo.

149. First, the Proxy fails to disclose that in May 2019, LionTree was simultaneously advising Apollo on its $2.7 billion acquisition of Shutterfly and $2 billion acquisition of Cox Media Group and expected to receive fees on those deals. Disclosure of this information would have shed light on LionTree’s relationship with Apollo; specifically, that LionTree put Presidio “in play” at Apollo’s behest. Disclosure that LionTree was simultaneously working for Apollo on other transactions beyond the Proposed Merger would allow a reasonable stockholder to infer that, due to the nature of its relationship with Apollo, LionTree also knew that Apollo wanted to exit its Presidio stake in late 2019. A reasonable stockholder likewise would consider it important to know that when LionTree rendered its “fairness” opinion to the Board on August 13, 2019, Apollo was expecting to receive lucrative fees from Apollo on the Shutterfly and Cox Media Group deals. Disclosure of this information would have allowed a reasonable stockholder to assess how much weight to give LionTree’s “fairness” opinion in light of LionTree’s relationship with Apollo and Apollo’s adverse interests.

150. Second, the Proxy fails to disclose the fees LionTree received from Apollo on the Shutterfly deal. The Proxy limits its disclosure of LionTree’s fees to the two (2) years preceding August 13, 2019, which is the date LionTree rendered its “fairness” opinion to the Board. However, Apollo’s acquisition of Shutterfly closed on September 25, 2019—the date Presidio rejected                            proposal. When LionTree was advising the Board on                            offer between September 23 and 25, 2019, LionTree was expecting to imminently receive additional lucrative fees from Apollo.

151. Third, the Proxy provides partial misleading disclosure                                                                                                                                               The Proxy discloses that on August 5, 2019 the Board met telephonically and “discussed certain disclosures provided to the Presidio Board by LionTree and approved finalizing engagement terms with LionTree on the basis of the disclosures that had been provided.” Proxy at 29. The Proxy does not disclose                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                  Having traveled down the road of partial

disclosure concerning the history of the Board’s discussion                                                                   the Proxy was required to provide and full and fair disclosure. A reasonable stockholder voting on the Proposed Merger would consider it important to know when determining how to vote on the Proposed Merger that

Failure to Disclose Apollo’s Interest in a Near-Term Liquidation of

Its Presidio Investment and Its Impending Loss of Board Control

152. The Proxy discloses on page 33 that Apollo’s support of the Proposed Merger was an important positive factor in the Board’s decision to approve the Proposed Merger and recommend that stockholders do the same. But the Proxy fails to disclose Apollo’s interest in monetizing its Presidio investment in the fourth quarter of 2019, without regard necessarily to the Proposed Merger price. The Proxy also fails to disclose Apollo’s impending loss of the power to elect a majority of the Board.

153. The facts and circumstances indicate that Apollo had long been planning to monetize its Presidio investment in the fourth quarter of 2019. First, Apollo had been invested in Presidio through Fund VIII for over 4.5 years since 2015, which was two (2) years beyond Fund VIII’s 2.5 year average investment horizon. Second, Apollo repeatedly disclosed to its stockholders that Fund VIII’s exits would be concentrated in the fourth quarter of 2019. Third, Apollo would not have engaged its financial advisor LionTree to coordinate meetings with BCP and              in May 2019 to discuss a potential transaction involving Presidio if Apollo was not interesting in selling its 42% stake in the Company.

154. The Proxy also fails to disclose any facts concerning the Board’s composition or the Stockholders Agreement, which obscures that Apollo currently controls the Board and will lose control of the Board—and with that, a sale process—after Presidio’s 2019 annual stockholders meeting, were it to occur.

155. The Proxy therefore fails to provide sufficient information to inform Presidio stockholders that the Board’s decision to approve the Merger Agreement was influenced by Apollo’s interest in orchestrating a change-of-control transaction in line with its intended exit and while it still controlled the Board. A reasonable stockholder would consider this information important when determining how to vote on the Proposed Merger, and assessing how much weight to give Apollo’s support of the Proposed Merger.

CLASS ACTION ALLEGATIONS

156. Plaintiff brings these claims pursuant to Rule 23 of the Rules of the Court of Chancery individually and on behalf of all other holders of Presidio common stock (except Defendants named herein and any person, firm, trust, corporation, or other entity related or affiliated with them and their successors in interest) who are or will be threatened with injury arising from Defendants’ wrongful actions as more fully described herein (the “Class”).

157. This action is properly maintainable as a class action.

158. The Class is so numerous that joinder of all members is impracticable. While the exact number of class members is unknown to Plaintiff at this time and can only be ascertained through discovery, Plaintiff believes there are thousands of members in the Class. According to the Merger Agreement, as of August 10, 2019, there were 83,106,099 shares of Company common stock issued and outstanding.

159. Questions of law and fact are common to the Class and predominate over questions affecting any individual member of the Class. The common questions include, inter alia, the following:

a. Have the Individual Defendants breached their fiduciary duties of undivided loyalty and good faith with respect to Plaintiff and the others members of the Class in connection with the Proposed Merger;

b. Have the Individual Defendants breached their fiduciary duties to secure and obtain the best price reasonable under the circumstances for the benefit of Plaintiff and the other members of the Class in connection with the Proposed Merger;

c. Have the Individual Defendants, in bad faith and for improper motives, impeded or erected barriers to discourage other strategic alternatives, including offers from interested parties for the Company;

d. Whether Plaintiff or any other members of the Class would be irreparably harmed if the Proposed Merger complained of herein is consummated;

e. Has BCP aided and abetted the Individual Defendants’ breaches of fiduciary duty; and

f. Whether Plaintiff and the other members of the Class are entitled to injunctive relief or damages as a result of Defendants’ wrongful conduct.

160. Plaintiff’s claims are typical of the claims of the other members of the Class. Plaintiff and the other members of the Class have sustained damages as a result of Defendants’ wrongful conduct as alleged herein.

161. Plaintiff will fairly and adequately protect the interests of the Class and have no interests contrary to it or in conflict with those of the Class that Plaintiff seeks to represent. Plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature.

162. A class action is superior to all other available methods for the fair and efficient adjudication of this controversy. Plaintiff knows of no difficulty to be encountered in the management of this action that would preclude maintenance as a class action.

COUNT I

Breach of Fiduciary Duty Against the Individual Defendants

163. Plaintiff repeats and realleges each and every allegation as if set forth in full herein.

164. After embarking on a process to sell the Company, the Individual Defendants assumed a duty to maximize the Company’s value in a sale for the benefit of Presidio’s stockholders.

165. The Individual Defendants have knowingly and recklessly and in bad faith violated their fiduciary duties of care and loyalty owed to Presidio’s public stockholders and have acted to put their personal interests ahead of the interests of Presidio’s stockholders.

166. By the acts, transactions and courses of conduct alleged herein, Defendants, individually and acting as part of a common plan, knowingly and recklessly and in bad faith are attempting to unfairly deprive Plaintiff and other members of the Class of the true value of their investment in Presidio common stock.

167. The Individual Defendants have knowingly and recklessly and in bad faith violated their fiduciary duties by entering into the Proposed Merger without regard to the fairness of the transaction to Presidio’s stockholders.

168. As demonstrated by the allegations above, the Individual Defendants knowingly or recklessly failed to exercise the care required, and breached their duties of care and loyalty owed to Presidio’s stockholders because they failed to, inter alia: (1) ensure a fair process; (2) fully inform themselves of the market value of Presidio before entering into the Proposed Merger; (3) act in the best interests of Presidio’s public common stockholders; (4) honor the terms of the Merger Agreement intended to solicit alternative bidders, including by means of a two-phase Go-Shop; (5) maximize stockholder value; (6) disclose full material information concerning the Proposed Merger to Presidio stockholders in soliciting their votes to approve the Proposed Merger; and (7) act in accordance with their fundamental duties of good faith, due care, and loyalty.

169. Because the Individual Defendants dominate and control Presidio’s business and corporate affairs, and are in possession of private corporate information concerning Presidio’s assets, business and future prospects, there exists an imbalance and disparity of knowledge and economic power between them and Presidio’s public stockholders that makes it inherently unfair for them to pursue any proposed transaction wherein they will reap disproportionate personal benefits to the exclusion of maximizing stockholder value.

170. By reason of the foregoing acts, practices and course of conduct, the Individual Defendants have knowingly and recklessly and in bad faith failed to exercise ordinary care and diligence in the exercise of their fiduciary obligations toward Plaintiff and the other members of the Class.

171. As a result of the actions of Defendants, Plaintiff and the Class have been and will be irreparably harmed. Unless the Proposed Merger is enjoined by the Court, Defendants will continue to breach their fiduciary duties owed to Plaintiff and the other members of the Class, will not permit the terms of the Go-Shop under the original Merger Agreement to be satisfied, and will not supply sufficient information to Presidio’s stockholders to enable to them to make informed decisions regarding the Proposed Merger, and may consummate the Proposed Merger, all to the irreparable harm of the members of the Class.

172. Plaintiff and the other member of the Class have no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff and the Class be fully protected from the immediate and irreparable injury which Defendants’ actions threaten to inflict.

COUNT II

Breach of Fiduciary Duty Against Cagnazzi

173. Plaintiff repeats and realleges each and every allegation as if set forth in full herein.

174. Defendant Cagnazzi, as an officer of Presidio, at all relevant times, owed Presidio the highest duty of loyalty.

175. Defendant Cagnazzi breached his fiduciary duty of loyalty by preferring his own interests to those of Presidio by (1) negotiating for himself a position of lucrative executive employment with BCP and/or the entity surviving the Proposed Merger, together with the Rollover and Cash Subscription Agreements, in connection with the Proposed Merger, while (2)

176. As a result of Cagnazzi’s breach of the duty of loyalty, Plaintiff and the Class have been and will be irreparably harmed. Unless the Proposed Merger is enjoined by the Court, Cagnazzi will continue to breach his fiduciary duties owed to Plaintiff and the other members of the Class by preferring his own interests to those of Presidio and its public stockholders.

177. Plaintiff and the other members of the Class have no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff and the Class be fully protected from the immediate and irreparable injury which Cagnazzi’s actions threaten to inflict.

COUNT III

Aiding and Abetting the Individual Defendants’

Breaches of Fiduciary Duty against the BCP Defendants

178. Plaintiff repeats and realleges each and every allegation as if set forth in full herein.

179. The BCP Defendants are sued herein as aiders and abettors of the breaches of fiduciary duty by the Individual Defendants.

180. The Individual Defendants breached their fiduciary duties of care and loyalty owed to Presidio stockholders.

181. Such breaches of fiduciary duty could not and would not have occurred but for the conduct of the BCP Defendants.

182. The BCP Defendants had knowledge that they were aiding and abetting the Individual Defendants’ breaches of their fiduciary duty owed to Presidio stockholders, and thus knowingly participated in such breaches.

183. The BCP Defendants induced and provided substantial assistance to the Individual Defendants in their breaches of fiduciary duty owed to Presidio stockholders.

184. As a result of the BCP Defendants aiding and abetting the Individual Defendants’ breaches of fiduciary duties, Plaintiff and the other members of the Class were damaged in that they were prevented from obtaining a fair price for their shares.

185. Plaintiff and the other members of the Class have no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff and the Class be fully protected from the immediate and irreparable injury which Defendants’ actions threaten to inflict.

RELIEF REQUESTED

WHEREFORE, Plaintiff demands injunctive relief, in Plaintiff’s favor and in favor of the Class, against Defendants as follows:

a.	Declaring that this action is properly maintainable as a class action;

b.	Declaring that the Amendment to the Merger Agreement was entered into in breach of fiduciary duty by the Individual Defendants and is, therefore, unenforceable;

c.	Declaring that the Individual Defendants breached their fiduciary duties owed to the Class, including because of their decision to prematurely end an active auction for the Company;

d.	Declaring that the BCP Defendants aided and abetted the Individual Defendants’ breaches of fiduciary duty;

e.

Enjoining the Defendants, their agents, counsel, employees, and all persons acting in concert with them from consummating the Proposed Merger, unless and until the Company permits the terms of the Go-Shop under the original Merger Agreement to be satisfied;

f.	Requiring Defendants to disclose all material information concerning the Proposed Merger;

g.	Certifying the proposed Class;

h.	Awarding damages to Plaintiff and the Class;

i.	Awarding Plaintiff the costs and disbursements of this action, including attorneys’, accountants’, consultants’ and experts’ fees; and

j.	Granting such other and further relief as is just, proper and equitable.

PRICKETT, JONES & ELLIOTT, P.A.

OF COUNSEL:	By:	/s/ Samuel L. Closic
Michael Hanrahan (DE Bar No. 941)
KESSLER TOPAZ		Samuel L. Closic (DE Bar. No. 5468)
MELTZER & CHECK, LLP		Stephen D. Dargitz (DE Bar No. 3619)
Lee D. Rudy		1310 N. King Street
J. Daniel Albert		Wilmington, Delaware 19801
Stacey A. Greenspan		(302) 888-6500
280 King of Prussia Road
Radnor, Pennsylvania 19087	Attorneys for Plaintiff
(610) 667-7706

Dated: October 21, 2019

CERTIFICATE OF SERVICE

I, Samuel L. Closic, certify that on this 24th day of October 2019, I caused a copy of the foregoing to be served by eFiling via File & ServeXpress upon counsel for the parties as follows:

A. Thompson Bayliss	Kevin R. Shannon
E. Wade Houston	Berton W. Ashman, Jr.
ABRAMS & BAYLISS LLP	Daniel M. Rusk, IV
20 Montchanin Road, Suite 200	POTTER ANDERSON & CORROON LLP
Wilmington, Delaware 19807	1313 North Market Street
Hercules Plaza, 6th Floor
Wilmington, Delaware 19801

PRICKETT, JONES & ELLIOTT, P.A.

/s/ Samuel L. Closic
Samuel L. Closic (Del. No. 5468)